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                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                (NAIC NO. 71153)
                               (FEIN 39-1052598)

                                      AND

                      SWISS RE LIFE & HEALTH AMERICA INC.
                                (NAIC NO. 82627)
                               (FEIN 06-0839705)

                        EFFECTIVE DATE: OCTOBER 1, 2008

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                                    ARTICLES

     I.  The Agreement                                                    3
    II.  Effective Date                                                   3
   III.  Reinsurance Coverage                                             4
    IV.  Liability for Reinsurance                                        8
     V.  Underwriting                                                    10
    VI.  Reinsurance Premiums                                            11
   VII.  Reinsurance Reporting                                           14
  VIII.  Credit for Reinsurance                                          15
    IX.  Errors                                                          17
     X.  Policy Conversions, Other Changes, and Terminations             18
    XI.  Policy Reinstatement                                            21
   XII.  Claims                                                          22
  XIII.  Extra-Contractual Obligations                                   27
   XIV.  DAC Tax Section 1.848-2(g)(8) Election                          27
    XV.  Insolvency                                                      28
   XVI.  Recapture of Reinsured Business                                 29
  XVII.  Offset                                                          30
 XVIII.  Dispute Resolution                                              30
   XIX.  Arbitration                                                     31
    XX.  Termination of this Agreement for New Business                  33
   XXI.  Confidentiality                                                 33
  XXII.  General Provisions                                              35
 XXIII.  Notices and Communications                                      38
         Execution                                                       40

                                   SCHEDULES

     A.  Plans of Insurance Covered Under this Agreement                 41
     B.  Reinsurance Specifications                                      47
     C.  Foreign National Underwriting Program                           49
     D.  Other Special Underwriting Programs                             52
     E.  Ceding Company's Standard Underwriting Practices and            55
         Guidelines
     F.  Policies Eligible for Reinsurance Under this Agreement          70

                                    EXHIBITS

     I.  Reinsurance Premium Calculation                                 71
    II.  Retention, Binding, and Total Pool Issue Limits                 75
   III.  Annual Rates per $1,000 of Reinsured Net Amount at Risk         79
    IV.  Allowance Percentages to be Applied to the Annual Rates per     80
         $1,000
     V.  Substandard Table Percentages                                   81
    VI.  Conditional Receipt or Temporary Insurance Agreement            82
   VII.  Reinsurance Reports                                             86

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

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                                   ARTICLE I

                                 THE AGREEMENT

A.  The Agreement and Parties to the Agreement

This is a monthly renewable term agreement for indemnity life reinsurance (the "Agreement") solely between Hartford Life and Annuity Insurance Company, a Connecticut corporation ("Ceding Company"), and Swiss Re Life & Health America Inc., a Connecticut ("Reinsurer"). The Ceding Company and the Reinsurer are each referred to individually as a "Party," and collectively as the "Parties," to this Agreement.

This Agreement shall be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured, owner, beneficiary, or assignee of any insurance policy or other contract of the Ceding Company

B.  Complete and Entire Agreement

This Agreement, which includes all Schedules and Exhibits attached hereto and any amendments entered into hereafter, constitutes the entire agreement of the Parties pertaining to the transaction contemplated by this Agreement. This Agreement supersedes and replaces all oral and written agreements previously made or existing by and between the Parties or their representatives with regard to the transaction contemplated by this Agreement.

This Agreement shall not be amended or modified except by written amendment, signed by duly authorized officers of each Party.

Routine communications are those communications contemplated by this Agreement that are not intended to change any of its risk transfer characteristics. Such communications may include, but are not limited to, reinsurance reporting and premium administration, underwriting review, claim submission and review, participation in claim litigation and settlements, audit reviews, and the resolution of disputes by arbitration or court proceedings. These communications serve to clarify the obligations of the Parties under this Agreement and should not be construed as modifications of this Agreement. Any modifications of this Agreement shall be effected only by written amendment as provided for above.

                                   ARTICLE II

                                 EFFECTIVE DATE

The Effective Date of this Agreement is October 1, 2008.

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                                  ARTICLE III

                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to those Plans of Insurance and Riders set forth in Schedule A that also fall within a category of policies eligible for reinsurance under this Agreement as described in Schedule F. Such reinsurance shall be either on an automatic basis, subject to the requirements set forth in Section A below, on an automatic processing basis, subject to the requirements set forth in Section B below, or on a facultative basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

Once coverage is reinsured on a life under this Agreement, unless the Reinsurer consents, such consent not to be unreasonably withheld, the Ceding Company or its affiliate shall continue to retain its share of each risk on that life, as described in this Agreement and in any other life reinsurance agreement applicable to risk on that life. Any changes to the Ceding Company's retention, and any resulting effect on the Automatic Binding Limits, as specified in
Exhibit II, shall be made by amendment to this Agreement, in accordance with
Section I.B.

Each reinsured risk must be issued with a suicide and contestable period equal to the minimum of (a) two (2) years, (b) the maximum period allowed by applicable law, or (c) a period agreed to in writing by the Reinsurer.

A.  Automatic Reinsurance

For each risk under the policies that meets the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the risk as indicated in Schedule B ("Automatic Pool"). The requirements for Automatic Reinsurance are as follows:

1.  Each life, at the time of application, must:

    a. have been a legal resident of the United States or Canada for at least six months;

    b.  be a citizen of the United States or Canada; or

    c. qualify for the Foreign National Underwriting Program as specified in Schedule C.

2. Each risk must be underwritten according to the Ceding Company's Standard Underwriting Practices and Guidelines or one of the special underwriting programs. The Ceding Company's Standard Underwriting Practices and Guidelines as of the Effective Date are described in Schedule E, and the Ceding Company's special underwriting programs as of the Effective Date are described in Schedule C or Schedule D. Changes to such documents will be handled in accordance with
Section XXII.L.

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If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

       a. Reinsure the risk automatically under this Agreement with the Reinsurance Premium based on the True Assessed Risk Class; or

       b. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

       c.   Decide not to reinsure the risk under this Agreement.

For purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class assessed by the Ceding Company prior to any adjustments made as a result of the Ceding Company's Enhanced Standard or similar special underwriting program.

3. For any risk that is not an Excess Risk, if the Ceding Company submitted any risk on a life of a proposed insured facultatively to the Reinsurer during the last three (3) years:

       a. for reinsurance capacity, then the Ceding Company shall confirm the Reinsurer's available capacity for such risk. Upon receipt of the request, the Reinsurer shall advise the Ceding Company of its available capacity for the life on the same or next following business day. After the Reinsurer has advised the Ceding Company of its available capacity, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may cede to the Reinsurer no more than such amount on an automatic basis; or

       b. for reasons other than reinsurance capacity, and the Reinsurer's assessment of the risk so submitted was:

           (1) the same as, or more favorable than, the Ceding Company's assessment at that time, then, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may cede the risk under this Agreement on an automatic basis at its True Assessed Risk Class; or

           (2) less favorable than the Ceding Company's assessment at that time, then, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may provisionally cede the risk under this Agreement on an automatic basis at its True Assessed Risk Class, provided the Ceding Company then submits the risk to the Reinsurer for review in accordance with Section V.E;

otherwise, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company shall cede the risk under this Agreement on an automatic basis.

For any risk that is an Excess Risk, if any risk on the life of a proposed insured was previously submitted by the Ceding Company on a facultative basis to the Reinsurer or to any other reinsurer, at least three (3) years must have elapsed since that previous risk was submitted facultatively, unless the original reason for submitting

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facultatively no longer applies.

4. The maximum issue age for each life is 85. For Last Survivor policies, the minimum issue age is 18, for all other policies, the minimum age is 0.

5. The mortality rating on each life does not exceed Table P. However, for Last Survivor policies, one life may be uninsurable if the other life does not exceed Table F.

6. The total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Binding Limit for that life shown in Exhibit II.

7. For any Excess Risk, the total amount of insurance on each life, in force and applied for in all companies does not exceed the Jumbo Limits as set forth in Exhibit II. For any such life, the total amount of insurance in force includes any amount(s) to be replaced. For the Ceding Company's in-force and applied-for policies on such life, this total amount of insurance includes all scheduled increases in amount of insurance on such policies.

Any amounts of insurance being replaced by the Ceding Company may be deducted from this total amount of insurance only under the following conditions:

       a. Existing permanent insurance is being replaced by the Ceding Company, with or without a Section 1035 exchange, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       b. Existing term insurance is being replaced by the Ceding Company, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       c. An internal replacement is being made, where the Ceding Company is replacing an in-force policy with a new policy of equal or greater death benefit.

When the total amount of insurance to be compared with the applicable Jumbo Limit is reduced due to the above conditions, the Ceding Company assumes full responsibility to effect the cancellation of coverage under the replaced policy concurrently with the commencement of coverage under the new policy. The Reinsurer will have no liability for reinsurance coverage on the new policy while both coverages are in effect and shall refund to the Ceding Company all related Reinsurance Premiums for the new policy. However, if reinsurance on the new policy is declined for this reason and the cancellation of coverage under the replaced policy is later effected during the lifetime of the insured, then, upon receipt of the Ceding Company's written notice to this effect, the Reinsurer will again become liable for reinsurance coverage on the new policy as of the effective date of cancellation of coverage under the replaced policy, and Reinsurance Premiums for the new policy will again be payable from that effective date of cancellation.

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8.  The Ceding Company, or its affiliates, accepts its full retention on each life, as described in this Agreement, taking into account concurrently issued amounts and all other inforce policies with the Ceding Company, applicable to risk on that life.

9. To the best of the Ceding Company's knowledge, the policy is not a stranger-owned life insurance policy (STOLI) or purchased as part of a premium financing program, except for those programs specified in Schedule E or approved in writing by the Reinsurer.

10. If all the other requirements for Automatic Reinsurance are met and the life is a player or coach on a team in the National Hockey League, the National Football League, the National Basketball Association or Major League Baseball, and:

       a. The risk is not an Excess Risk, then the Ceding Company shall notify the Reinsurer of this fact at the time of issue of the risk; or

       b. The risk is an Excess Risk, then, prior to ceding the risk automatically under this Agreement, the Ceding Company must confirm the Reinsurer's available capacity for that risk. The Ceding Company, by telephone call or electronic mail, shall: (i) notify the Reinsurer's Chief Underwriter, or designee, of the life's name, date of birth, sport and team affiliation, the total life insurance in force and to be placed on the life, and the amount of new reinsurance coverage required from the Reinsurer; and (ii) confirm that an application for insurance on the life has been completed. The Reinsurer shall endeavor to inform the Ceding Company of its available capacity for the risk within two business days after such notification and confirmation. After the Reinsurer has advised the Ceding Company of the amount of its available capacity, the Ceding Company may then cede to the Reinsurer no more than that amount on an automatic basis under this Agreement.

B.  Automatic Processing

If the requirements for Automatic Reinsurance are met for a life except for the requirement stated above in Section A.6, but the total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Processing Limit for that life shown in Exhibit II, then the Ceding Company may submit to the Lead Reinsurer (designated in Schedule B) all information relating to the insurability of that life. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Lead Reinsurer shall review the submitted information to determine if the life should be reinsured by the Automatic Pool and, if so, on what basis. The Lead Reinsurer shall endeavor to provide the Ceding Company with a response within 72 hours of receipt of such information. Approval by the Lead Reinsurer shall be binding on all other current Automatic Pool reinsurers. This process shall be known as Automatic Processing and shall be subject to Exhibit II.

Hereinafter, all references to Automatic Reinsurance, coverage automatically reinsured, and the Automatic Pool will include coverage reinsured through Automatic Processing.

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C.  Facultative Reinsurance

If the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are met but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, then the Ceding Company shall submit to the Reinsurer sufficient evidence agreed upon between the Ceding Company and the Reinsurer, relating to the insurability of each life submitted for Facultative Reinsurance. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Reinsurer shall promptly notify the Ceding Company of its declination to offer, its underwriting offer subject to additional requirements, or its final underwriting offer. The final underwriting offer will automatically expire upon the earliest of: (1) the date the policy application is withdrawn; (2) the expiration date specified in the final offer; (3) the date one hundred twenty
(120) days after the date of the final offer; and (4) the date a final offer is accepted and coverage is placed.

Once the Ceding Company has notified the Reinsurer in writing of its acceptance of the Reinsurer's final underwriting offer, then Facultative Reinsurance for the risk under this Agreement will become effective as described below in
Section IV.B.

                                   ARTICLE IV

                           LIABILITY FOR REINSURANCE

A. The Reinsurer's liability for Automatic Reinsurance will begin simultaneously with the Ceding Company's liability but in no event prior to the Effective Date.

B. The Reinsurer's liability for Facultative Reinsurance coverage will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application for Facultative Reinsurance and the Ceding Company has accepted the Reinsurer's final underwriting offer, as described in Section III.C.

C. In no event shall reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company knowingly was not properly licensed.

D. The Reinsurer's liability for coverage under the Ceding Company's conditional receipt or temporary insurance agreement, whichever the Ceding Company uses (a sample copy of which is included as Exhibit VI and, for the purpose of this Section D, hereinafter called the "Insurance Receipt"), is limited to the amount the Reinsurer would reinsure under this Agreement on an Automatic Reinsurance basis (whether the risk qualifies for Automatic Reinsurance or not) if the coverage under the policy applied for would have been approved and issued, as limited by the terms of the Insurance Receipt, provided:

1. The Ceding Company has followed its normal cash-with-application procedures for such coverage; and

2.  The Ceding Company's True Assessed Risk Class does not exceed Table F (or a

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combination of flat extra and table assessment equivalent to Table F) and was not a decline (if it was a decline, the Reinsurer would have no liability for such coverage except as described below in Paragraph 5); and

3. There is no coverage in effect on the life in the Automatic Pool through any other Insurance Receipt having an effective date preceding, or the same as, the effective date of such coverage; and

4. If such coverage is on a risk that also exceeds either the Automatic Binding Limit or the Jumbo Limit for the risk as shown in Exhibit II, then the Reinsurer's liability for such excess amount of coverage will be limited by the Reinsurer's available capacity; and

5. If the Ceding Company has accepted any final underwriting offer(s) for Facultative Reinsurance on the risk (whether such offer is made by the Reinsurer, as described above in Section III.C, or by any other reinsurer(s)), then the Reinsurer's liability for such coverage under the Insurance Receipt will be equal to:

       a. The amount of coverage in effect under the terms of the Insurance Receipt; multiplied by

       b. The proportion equal to the amount of Facultative Reinsurance included in the Reinsurer's final underwriting offer that is accepted by the Ceding Company, divided by the total amount of the risk to be issued by the Ceding Company.

The Reinsurer's liability for coverage under the Insurance Receipt shall terminate simultaneously with the termination of the Ceding Company's liability under the Insurance Receipt.

E. The Reinsurer's liability for reinsurance on each risk will terminate when the Ceding Company's liability terminates, unless it terminates earlier as specified otherwise in this Agreement.

F. The liability of each reinsurer in the Automatic Pool shall be separate and not joint with the other pool reinsurers. In no way will the liability of the Reinsurer be increased by reason of the inability of the Ceding Company to collect from any other reinsurers, whether specific or general, any amounts which may be due from them, whether such inability arises from insolvency of such other reinsurers or otherwise.

G. Notwithstanding Section III.A.9, the Reinsurer shall be liable for any stranger-owned life insurance (STOLI) or premium-financed cases that are undisclosed or misrepresented to the Ceding Company and that are discovered after a risk has been made effective, unless and until such risk is successfully rescinded under Article X.H.

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                                   ARTICLE V

                                  UNDERWRITING

A. For new business written by the Ceding Company that meets the requirements for Automatic Reinsurance, the Ceding Company intends to underwrite applications for such business as if the business were to be fully retained by the Ceding Company. Such business shall be underwritten according to the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

The underwriting practices and professional judgment used by the Ceding Company in arriving at a risk assessment may not agree entirely with the underwriting practices customarily used by, or the professional judgment of, the Reinsurer under similar circumstances.

B. For any risk ceded automatically under this Agreement, the Ceding Company shall provide to the Reinsurer all information in its possession, reasonably requested by the Reinsurer that was used in underwriting and assessing the risk.

This information to be provided to the Reinsurer may be transmitted using any medium agreed upon by the Parties; a valid copy of the information shall satisfy this purpose.

This information shall be delivered to the Reinsurer within thirty (30) calendar days after the Ceding Company receives the request for the information, unless an alternative delivery period is agreed upon by the Parties.

C. For any risk reviewed by the Reinsurer where the Reinsurer's assessment of the risk differs materially from that of the Ceding Company, the Parties shall work together in good faith to develop a mutually agreeable risk assessment that shall be used to calculate the Reinsurance Premiums for that risk from the beginning of the Reinsurer's liability for such risk under this Agreement. If the Parties cannot settle on a mutually agreeable risk assessment within a reasonable time period, they shall submit the risk for expedited arbitration under Article XIX. If the expedited arbitration process determines that the risk should have been declined, the Reinsurer will have no liability for such risk.

D. Any unintentional or accidental failure of the Ceding Company to adhere to the underwriting practices and guidelines described in Schedule C, D, or E, as applicable, in the assessment of risks, resulting from an oversight or clerical error by the Ceding Company shall not be grounds for denying reinsurance coverage on a risk. In such cases, the Parties shall work together in good faith to develop a mutually agreeable risk assessment that shall be used to calculate the Reinsurance Premiums for that risk from the beginning of the Reinsurer's liability for such risk under this Agreement. Notwithstanding the foregoing, grossly negligent acts, of the Ceding Company, recurring material errors or material errors that are part of a pattern evidencing a disregard for the underwriting practices and guidelines described in Schedules C, D, or E, as applicable, may be grounds for denying reinsurance coverage on a risk.

E. For any risk provisionally ceded in accordance with Section III.A.3.b (2), the Ceding Company shall submit the risk to the Reinsurer for review as soon as the coverage is placed. If the Reinsurer's assessment of the risk is:

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1.  not more than two rating tables less favorable than the Ceding Company's assessment, then:

       a. the Reinsurer shall accept the risk automatically at the Ceding Company's True Assessed Risk Class; and

       b. this submission of the risk to the Reinsurer will not be considered a facultative submission for any future risks on the proposed insured(s); or

2. more than two rating tables less favorable than the Ceding Company's assessment but still currently insurable (that is, not a "decline" or "postpone" assessment), then:

       a.   the Ceding Company may either:

           (1) accept the Reinsurer's risk assessment to calculate the Reinsurance Premiums for the risk from the beginning of the Reinsurer's liability for the risk under this Agreement; or

           (2)  decide not to reinsure the risk under this Agreement; and

       b. this submission of the risk to the Reinsurer will be considered a facultative submission for any future risks on the proposed insured(s); or

3. not currently insurable (that is, a "decline" or "postpone" assessment), then:

       a.   the risk shall not be reinsured under this Agreement; and

       b. this submission of the risk to the Reinsurer will be considered a facultative submission for any future risks on the proposed insured(s).

                                   ARTICLE VI

                              REINSURANCE PREMIUMS

A.  Computation

Reinsurance Premiums under this Agreement shall be calculated as described in
Exhibit I.

B.  Timing

Reinsurance Premiums are payable each month of coverage for reinsured risks in force at the end of the preceding month. For newly reinsured risks with a reinsurance effective date during the current month, the monthly Reinsurance Premium for the first month of coverage will be payable in the next following monthly statement.

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C.  Extended Policy Maturity

If the maturity date of a reinsured policy is extended in accordance with the policy, the death benefit under the policy will continue to be payable as provided in the policy, and the reinsurance under this Agreement will remain in effect on the same terms as before the policy's original maturity date.

D.  Unearned Reinsurance Premiums

The Reinsurer will refund to the Ceding Company all unearned Reinsurance Premiums, less applicable allowances, arising from policy conversions, other changes, and terminations described in Article X. If termination is due to lapse, surrender or conversion, unearned Reinsurance Premium will be determined as of the effective date of termination of the policy. If termination is due to death, unearned Reinsurance Premium will be determined as of the date of death.

E.  Guaranteed Rates

The Annual Rates per $1,000 of Reinsured Net Amount at Risk set forth in Exhibit III are guaranteed. The Allowance Percentages set forth in Exhibit IV are also guaranteed, except to the extent that the Reinsurer may adjust the Allowance Percentages but only in an amount required to ensure that the Reinsurer receives its proportionate share of any increases in premium rates, policy charges including cost of insurance rates, or administrative fees as implemented by the Ceding Company for the reinsured policies.

The Reinsurer will establish statutory reserves for business reinsured under this Agreement in its statutory financial statements in accordance with applicable accounting and valuation laws, regulations and actuarial guidelines to which the Reinsurer is subject. Notwithstanding the foregoing, the Reinsurer intends to hold statutory reserves for business reinsured under this Agreement on a 1/24 cx basis using the 2001 CSO Sex and Smoker Distinct Ultimate Table and the prevailing statutory interest rate.

If the reserve methodology used by the Reinsurer on the Effective Date must be modified due to a change in law or regulation or a change in a regulator's interpretation or application of existing law or regulation (hereinafter a "Reserve Methodology Change Event"), then the Reinsurer will notify the Ceding Company of the occurrence of the Reserve Methodology Change Event within one hundred eighty (180) days after first learning of such event, and the Reinsurer will have the right to transfer this Agreement to an affiliate reinsurer not subject to U.S. insurance laws, provided that:

1. The Ceding Company is able to take Reinsurance Credit as provided in Article VIII; and

2. The affiliate reinsurer accepts transfer of this Agreement (including all amendments) by novation, without any material modification to the substantive terms of the Agreement except as necessary to enable the Ceding Company to take Reinsurance Credit in accordance with Article VIII (notwithstanding the terms of Article XIV, if the Reinsurer novates this Agreement to an entity that is not subject to United States taxation, the joint DAC Tax Election under Article XIV shall be invalid for consideration received after the date of the novation); and

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3.  The transfer by novation to the affiliate reinsurer does not result in the payment of any United States tax by the Ceding Company; and

4. The affiliate reinsurer has, at the time of the transfer, a Moody's or Standard & Poor's rating equivalent to the Reinsurer's on the execution date of this Agreement, or the Reinsurer provides a performance guarantee to the Ceding Company, issued by the Reinsurer or by an affiliate with, at the time of the transfer, a Moody's or Standard & Poor's rating equivalent to the Reinsurer's on the execution date of this Agreement; any such performance guarantee will apply only to amounts reinsured under this Agreement, including reasonable costs of collection, enforcement of the performance guarantee, and interest thereon, and will terminate automatically if and when the affiliate reinsurer subsequently obtains a Moody's or Standard & Poor's rating equivalent to the Reinsurer's on the execution date of this Agreement; and

5. If the Reserve Methodology Change Event is due to a change in a regulator's interpretation or application of existing law or regulation, the Reinsurer provides documentation to the Ceding Company showing details of the change in interpretation and a demonstration of the Reinsurer's application of such change to business retained by the Reinsurer.

In the event of a novation under this Section, the Parties shall amend this Agreement in accordance with Article I.B to reflect the mutually agreed upon terms applicable to such transfer. Such terms shall include, but shall not be limited to, provisions regarding Credit for Reinsurance, Service of Suit and Federal Excise Tax, as applicable.

F.  Payment of Reinsurance Premiums

The Net Reinsurance Premium Balance payable each month equals the sum of the Reinsurance Premiums described above in Section A, minus the sum of any unearned Reinsurance Premiums described above in Section D. For any month, this net balance may be positive (greater than zero) or negative.

Any positive Net Reinsurance Premium Balance for a month is payable to the Reinsurer. The Ceding Company shall forward this balance to the Reinsurer by its due date, which is thirty (30) days after the close of the calendar month.

The absolute value of any negative Net Reinsurance Premium Balance for a month is payable to the Ceding Company. The Reinsurer shall forward this balance to the Ceding Company by its due date, which is thirty (30) days after the Ceding Company submits the statement for that month.

G.  Overpayment of Reinsurance Premiums

If the Ceding Company overpays a Net Reinsurance Premium Balance and the Reinsurer accepts the overpayment, the Reinsurer's acceptance of the overpayment will not constitute or create an additional reinsurance liability, and it will not result in any additional reinsurance. Instead, the Reinsurer shall be liable to the Ceding Company for a credit in the amount of the overpayment without interest.

H.  Underpayment of Reinsurance Premiums

If the Ceding Company fails to make a full payment of the Net Reinsurance
Premium

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Balance, due to an Error defined in Article IX, the amount of reinsurance coverage provided by the Reinsurer on the risks related to such underpayment shall not be reduced. However, once the underpayment is discovered by one Party and the other Party is notified of the underpayment, the Ceding Company shall promptly pay to the Reinsurer the difference between the full payment amount and the amount actually paid. If payment of the full amount of the underpayment is not made within sixty (60) days after the discovery of the underpayment, the underpayment shall be treated as delinquent premium and subject to the conditions listed below in Section I.

The Reinsurer reserves the right to charge the Ceding Company interest on the amount of the underpayment, even if it becomes delinquent as described below in
Section I. Such interest will accrue from the due date of the underpaid Net Reinsurance Premium Balance and be computed as described in Section XXII.P.

I.  Termination of Reinsurance for Nonpayment of Reinsurance Premiums

If undisputed Reinsurance Premiums for one or more reinsured risks are delinquent, the Reinsurer has the right to terminate its reinsurance liability on those risks by giving the Ceding Company ninety (90) days advance written notice of termination. This notice shall list the risks and the amount of the delinquent Reinsurance Premium for each risk. If the delinquent Reinsurance Premiums have not been paid to the Reinsurer as of the end of such notice period, the Reinsurer's liability will terminate for the risks described in the termination notice at the end of such notice period.

If the Reinsurer's liability on one or more of the Ceding Company's risks is terminated because of nonpayment of Reinsurance Premiums, the Ceding Company will continue to be liable to the Reinsurer after the termination for all unpaid Reinsurance Premiums earned up to the date of such termination.

The Ceding Company shall not force termination under the provisions of this
Section I solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

J.  Reinstatement of Reinsurance Terminated for Nonpayment of Reinsurance
Premiums

The Ceding Company may reinstate reinsurance on risks terminated in accordance with Section I within sixty (60) days after the effective date of termination by paying the unpaid Reinsurance Premiums for the risks inforce prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and the date of reinstatement. The effective date of reinstatement will be the date the required unpaid Reinsurance Premiums are received by the Reinsurer.

                                  ARTICLE VII

                             REINSURANCE REPORTING

A.  Accounting Statements and Other Reports

Within thirty (30) days after the close of each calendar month, the Ceding Company shall provide the Reinsurer an accounting statement. The Ceding Company shall also provide the Reinsurer with additional reports as provided in Exhibit VII.

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For Automatic and Facultative Reinsurance becoming effective during the calendar month, the Ceding Company will notify the Reinsurer of such new reinsurance business in the succeeding monthly report. However, the first three monthly reports under this Agreement will be sent within one hundred twenty (120) days after the due date of the first monthly report.

Additional reports reasonably requested by a Party will be provided by the other Party in a timely manner.

B.  Reporting Format and Medium

The information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be in a format, and transmitted using a medium, mutually agreeable to the Parties. As of the Effective Date of this Agreement, the information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be on a self-administered reporting basis as set out in Exhibit VII.

The Ceding Company shall inform the Reinsurer at least one month in advance of any change in the reporting format or data prior to its use in reports to the Reinsurer. The Ceding Company shall provide the Reinsurer with a test file containing such a change prior to its implementation in the production of reports.

C.  Reporting Delays

The Ceding Company shall inform the Reinsurer of any material delays.

                                  ARTICLE VIII

                             CREDIT FOR REINSURANCE

A.  Reinsurance Credit

The Parties intend that the Ceding Company be entitled to take credit for the reinsurance ceded under this Agreement in its statutory financial statements filed in all jurisdictions in which the Ceding Company is licensed, accredited, or otherwise authorized to transact business ("Reinsurance Credit"). The Parties shall use best efforts to ensure that such entitlement shall become and remain available to the Ceding Company throughout the duration of this Agreement.

The amount of the Reinsurance Credit shall be determined by the Ceding Company and shall include mortality risk reserves, unearned premium reserves, and reinsurance recoverables on paid and unpaid losses for the reinsurance ceded under this Agreement. Such amounts shall be calculated in accordance with applicable accounting and valuation laws, regulations and actuarial guidelines to which the Ceding Company is subject on each valuation date and shall take into account the terms of this Agreement.

B.  Reinsurer Representation

The Reinsurer represents to the Ceding Company that, as of the Effective Date of the Agreement, it was properly licensed or accredited in all jurisdictions in which the Ceding Company is licensed, accredited, or otherwise authorized to transact insurance business, so

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that the Reinsurance Credit shall be allowed. The Reinsurer shall notify the
Ceding Company, as a material communication under Article XXIII, immediately upon learning of any change in, or loss of, such licensing or accreditation.

C.  Security for Reinsurance Credit

If the Ceding Company believes in good faith it may not be entitled to claim Reinsurance Credit, as described above, in total or in part, due to a change in law or regulation, or due to a change in the interpretation or application of existing law or regulation by a regulator (hereinafter an "Uncontrollable Reserve Credit Event"), or due to a failure by the Reinsurer to maintain in effect a required license or accreditation in any of the jurisdictions in which the Ceding Company is licensed to transact insurance business (hereinafter a "Controllable Reserve Credit Event"), then, subject to the Reinsurer's rights and obligations to cure as defined in this Article, the Parties will take the steps specified below in this Article.

The Party who first becomes aware of such event will provide prompt notice to the other Party of the occurrence of either an Uncontrollable Reserve Credit Event or a Controllable Reserve Credit Event (hereinafter collectively "Reserve Credit Event").

Within fifteen (15) days of delivery of (if the delivering Party) or receipt of (if the receiving Party) such notice, the Reinsurer shall propose to the Ceding Company a cure to the Reserve Credit Event in a manner that eliminates the need for or enables the Ceding Company to continue to receive Reinsurance Credit. The Ceding Company may approve or disapprove the Reinsurer's cure proposal at its sole discretion, except that the Ceding Company shall not deny unreasonably disapprove any cure proposal presented by the Reinsurer as long as the proposed cure meets all applicable laws and regulations regarding Reinsurance Credit and does not require the payment of any United States tax by the Ceding Company.

Without limiting potential cure options, the Reinsurer's proposed cure may include:

       (i) Modifying the settlement terms of this Agreement during the Reserve Credit Event to provide for monthly settlements in arrears during the pendency of the Reserve Credit Event; or

       (ii) Modifying the settlement terms of this Agreement during the Reserve Credit Event to provide for settlements on a funds-withheld basis during the pendency of the Reserve Credit Event; or

       (iii) Transferring the reinsurance provided under this Agreement to another reinsurer by novation of this Agreement, provided that such other reinsurer meets the Ceding Company's established reinsurer credit criteria in place at the time of the transfer and that such other reinsurer accepts transfer of this Agreement (including all amendments thereto) by novation without any material modification to the substantive terms of the Agreement (notwithstanding the terms of Article XIV, if the Reinsurer novates this Agreement to an entity that is not subject to United States taxation, then the joint DAC Tax Election under Article XIV shall be invalid for consideration received after the date of novation); or

       (iv) The Reinsurer establishing and maintaining sufficient collateral, the form of which may be a letter of credit or assets in trust or some combination of the two, provided such collateral meets all applicable laws and regulations regarding Reinsurance

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            Credit amending this Agreement accordingly and entering into additional agreements as necessary; or

       (v)  Any combination of the foregoing or comparable approaches.

In the event the Parties agree upon a cure, the Parties shall amend this Agreement, in accordance with Section I.B, to reflect the agreed-upon terms of such cure.

If the Reinsurer cannot cure an Uncontrollable Reserve Credit Event, as set forth above, but such Uncontrollable Reserve Credit Event can be cured by the posting of collateral, within fifteen (15) days the Reinsurer shall establish and maintain collateral, either a trust or a letter of credit, in a form which meets all applicable standards of law and regulation to enable the Ceding Company to claim Reinsurance Credit during the pendency of the Reserve Credit Event. The Parties agree that in such an event, the cost of establishing and maintaining the collateral will be shared equally by the Ceding Company and the Reinsurer.

If the Reinsurer cannot cure a Controllable Reserve Credit Event, as set forth above, but such Controllable Reserve Credit Event can be cured by the posting of collateral, within fifteen (15) days the Reinsurer shall establish and maintain collateral, either a trust or a letter of credit, in a form which meets all applicable standards of law and regulation to enable the Ceding Company to claim Credit during the pendency of the Reserve Credit Event. The Parties agree that in such an event, the cost of establishing and maintaining the collateral will be borne entirely by the Reinsurer.

If a Reserve Credit Event is not cured or the Reinsurer fails to establish or maintain collateral as set forth above, then the Ceding Company may recapture the Business Reinsured under this Agreement in accordance with the terms of
Article XVI. In no event shall recapture be construed to be the exclusive remedy of the Ceding Company.

                                   ARTICLE IX

                                     ERRORS

Errors, omissions, oversights, delays or misunderstandings in the administration of this Agreement (collectively "Error") by either Party, shall not invalidate the reinsurance hereunder. As soon as reasonably possible after discovery, notice shall be provided, the Error shall be rectified and both Parties shall be restored, to the extent possible, to the position they would have occupied had the Error not occurred.

However, if it is not reasonably possible to restore each Party to the position it would have occupied if not for the Error, the Parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the Parties as evidenced by this Agreement.

If either Party discovers that the Ceding Company has failed to correctly report ceded reinsurance as provided in this Agreement, the Reinsurer may audit the Ceding Company's records for other similar Errors. The Ceding Company is expected to correct such Errors and to take reasonable actions to ensure that similar Errors do not recur. If the Reinsurer receives no evidence that the Ceding Company has taken reasonable actions to remedy such a situation, then the Reinsurer reserves the right to limit its liability on risks not correctly reported by providing thirty (30) days advance written notice to the Ceding Company of its intention to limit its liability on such risks.

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                                   ARTICLE X

              POLICY CONVERSIONS, OTHER CHANGES, AND TERMINATIONS

A.  Conversions

A conversion is a policyholder's exercise of a contractual right to replace in-force coverage with a new permanent policy without evidence of insurability. Conversions from a policy reinsured under this Agreement will continue to be reinsured under this Agreement as follows:

1. The converted coverage under the new policy will be reinsured with the Reinsurer in the same proportion as was determined for the in-force coverage converted; and

2. Reinsurance Premiums for such converted coverage shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

Conversions from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

B.  Increases and Decreases in Policy Face Amount

1.  If the face amount of a policy reinsured under this Agreement increases and:

       a.   The increase is subject to full underwriting, then the provisions of
            Article III shall apply to the increase in reinsurance and Reinsurance Premiums for the increase shall be based on new-business rates.

            Notwithstanding the foregoing, after termination of this Agreement for new business, any increases subject to full underwriting must be submitted to the Reinsurer on a facultative obligatory basis, if, the increase in face amount is in excess of one million dollars ($1 million); or

       b.  The increase is not subject to full underwriting, and:

           (1)  The policy was ceded automatically, and:

                (a) The face amount after the increase does not exceed the applicable Total Allocation Limit or if it does exceed the applicable Total Allocation Limit, it does not exceed the applicable Automatic Issue Limit, then the Reinsurer will accept the increase; or

                (b) The increase does not meet the requirement above in (a), then the Reinsurer must consent to the increase; or

           (2) The policy was ceded facultatively, then the Reinsurer must consent to the increase.

                 Reinsurance Premiums for increases not subject to full underwriting shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of

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     Reinsured Net Amount at Risk as set forth in Exhibit III.

For increases in accordance with B.1.b (1), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined for the increase at the time the increase goes into effect, in accordance with Schedule B. For increases in accordance with B.1.b (2), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined by mutual agreement of the Parties.

2.  If the face amount of a policy reinsured under this Agreement decreases and:

       a. If the face amount of a policy that was previously increased is subsequently decreased, the decrease will be applied first to the increase with the latest effective date, and then to the increase with the next earlier effective date, and so forth as necessary, until applying any remaining decrease to the initial face amount of the policy.

       b. The Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined at the time the decrease goes into effect, as follows:

         (1) For decreases under policies ceded automatically, in accordance with Schedule B; or

         (2) For decreases under policies ceded facultatively, the amount of the risk reinsured to the Reinsurer shall be reduced proportionately.

C.  Policy Exchanges and Other Changes

A policy exchange is a new policy replacing an existing policy where the new policy is not fully underwritten. Reinsurance Premiums for exchanges from one single life policy reinsured under this Agreement to a different single life policy will be calculated on a point-in-scale basis using Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit III. Likewise, Reinsurance Premiums for exchanges from one last survivor policy reinsured under this Agreement to a different last survivor policy will be calculated on a point-in-scale basis using Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit III. Reinsurance Premiums for exchanges from a last survivor policy reinsured under this Agreement with the Last Survivor Exchange Option Rider or Twenty-Four (24) Month Exchange Rider to two single life policies will be calculated at the applicable single life point-in-scale Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit
III. For each new policy after the exchange, the insurance will continue to be reinsured by the Reinsurer in the same proportions as set at issue of the original coverage.

If there is a contractual change in a policy reinsured under this Agreement that is not subject to full underwriting, other than the changes described above in Sections A and B, the insurance shall continue to be reinsured with the Reinsurer in the same proportions as the original coverage and Reinsurance Premiums for contractual changes shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

The Ceding Company shall notify the Reinsurer of any such changes in policies reinsured under this Agreement in its monthly reinsurance reports.

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Exchanges made from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

D.  Policy Terminations and Lapses

If a policy reinsured under this Agreement terminates, the reinsurance for the risk will terminate as of the effective date of policy termination. For a policy terminated due to the expiry of any grace period for an unpaid amount, the effective date of termination for such policy will be the date such unpaid amount was first due.

If a policy reinsured under this Agreement lapses to extended term insurance under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsurance until the expiry of the extended term period.

If a policy reinsured under this Agreement lapses to reduced paid-up insurance under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Section B.2 of this Article.

If the Ceding Company allows a policy reinsured under this Agreement to remain in force under its automatic premium loan provisions, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such provisions remain in effect, except as otherwise provided in this Agreement.

E.  Reduction in Retained Coverage on a Life

If any portion of the aggregate amount of insurance retained by the Ceding Company or its affiliates on an individual life reduces or terminates, the Ceding Company or its affiliates will recalculate its retention on any remaining risk(s) in force on that life. The Ceding Company or its affiliates will not be required to retain an amount in excess of its retention limit for the age, mortality rating, and risk classification based on the applicable retention limit that was in effect at the time of issue for any risk. Unless provided for otherwise in the applicable reinsurance agreements, the Ceding Company or its affiliates will first recalculate the retention on the risk(s) having the same mortality rating as the terminated risk(s). Order of recalculation will secondarily be determined by effective date of the risk, oldest first.

F.  Multiple Reinsurers

If reinsurance of a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk unless specified otherwise in Schedule B or agreed upon by the Reinsurer.

G.  Mortality Rating Changes

On Facultative Reinsurance, if the Ceding Company wishes to reduce the mortality rating or otherwise improve the risk class, such change will be subject to the Reinsurer's approval. On Automatic Reinsurance, the Reinsurer will accept this change if the change qualifies under the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

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H.  Rescission of Policy Coverage Prior to Death Claim

1. If a misrepresentation, misstatement, or omission on an application results in the Ceding Company's rescission of coverage, the Reinsurer shall refund to the Ceding Company any Reinsurance Premiums it received on that coverage. This refund shall be in lieu of any and all other reinsurance benefits payable on that coverage under this Agreement.

2. The Ceding Company shall promptly notify the Reinsurer in the event a rescission is challenged by legal action. The Ceding Company shall also furnish all information material to such action.

Recognizing the urgent nature of these communications, within ten (10) business days of receipt of such information, the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the legal and investigation expenses associated with the defense of the rescission. The Reinsurer may extend the ten-day period by two (2) additional business days by written notice to the Ceding Company, if such notice is provided by the end of the initial ten-day period. If the Reinsurer does not respond to the Ceding Company within the timeframe above, the Reinsurer will be deemed to have elected to participate in the legal and investigation expenses associated with the defense of the rescission.

3. If a rescission of policy coverage is reversed and the policy coverage is restored to in-force status, any related reinsurance coverage under this Agreement shall also be restored upon the Ceding Company's payment to the Reinsurer of all applicable Reinsurance Premiums.

                                   ARTICLE XI

                              POLICY REINSTATEMENT

If a policy reinsured under this Agreement lapses or terminates, and is later reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Procedure to Reinstate Reinsurance

If the policy being reinstated was reinsured on an automatic basis under this Agreement, or if the policy being reinstated was reinsured on a facultative basis under this Agreement and the reinstatement occurs less than sixty (60) days after the policy has lapsed or terminated, the reinsurance cession shall be automatically reinstated.

If the policy being reinstated was reinsured on a facultative basis under this Agreement and the reinstatement occurs sixty (60) days or more after the policy has lapsed or terminated, copies of the application for reinstatement, any personal declaration or medical examination, and any other underwriting documents (collectively, "Underwriting Information") shall be forwarded by the Ceding Company to the Reinsurer, together with the request for reinstatement of the reinsurance. The Reinsurer shall notify the Ceding Company promptly of its acceptance or declination of the request for reinstatement.

The Reinsurer reserves the right to request any available Underwriting Information on any

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reinstatement.

B.  Cost to Reinstate Reinsurance

Upon reinstatement of reinsurance under this Article, the Ceding Company shall pay the Reinsurer Reinsurance Premiums in the same manner as the Ceding Company received corresponding policy charges under the policy for the period of lapse.

The Reinsurer reserves the right to charge the Ceding Company interest on such Reinsurance Premiums in accordance with Section XXII.P.

C.  Nonforfeiture Reinsurance Termination

If the Ceding Company reinstates a policy that is reinsured while under an extended term or reduced paid-up nonforfeiture option, then reinsurance under such nonforfeiture option will terminate upon policy reinstatement.

                                  ARTICLE XII

                                     CLAIMS

A.  Liability for Claims

1. The Ceding Company is responsible for the settlement of claims on policies reinsured under this Agreement. It is the Ceding Company's sole decision to determine whether a claim is payable under a policy. The Ceding Company shall operate in good faith and adjudicate claims on policies reinsured under this Agreement as if there were no reinsurance. All claim settlements on policies reinsured hereunder will be subject to the terms and conditions of the particular policy and the applicable statutory requirements of the Ceding Company. The Ceding Company's decision to pay a claim, provided the Ceding Company has complied with the terms of this Agreement, shall be binding on the Reinsurer, and the Reinsurer shall be liable for its portion of the reinsurance on that risk, as described in Schedule B.

2.  Ceding Company's Claims Practices Relating to Claims Investigations

It is the Ceding Company's sole decision to determine whether to investigate, contest, compromise, or litigate a claim; however, the Ceding Company is responsible for investigating, contesting, compromising or litigating reinsured policy claims in accordance with applicable law and policy terms.

The Ceding Company acknowledges that it follows industry standards as of the Effective Date and generally investigates claims with any of the following criteria:

       a. If the claim occurs within the contestable period as defined by the reinsured policy; or

       b. If there is a reasonable question regarding the validity of the insured's death or the authenticity of the proof(s) of death; or

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       c.   If the death occurs outside the United States or Canada; or

       d.  If the insured is missing or presumed dead; or

       e.   If there is a reasonable suspicion of fraud.

A claim investigation generally includes confirming proof of death, reviewing medical records to validate the insured's medical disclosures, and, if deemed appropriate, reviewing the insured's financial condition at the time of application for coverage. Investigations may also include obtaining police reports, coroners' reports, financial records, or other information that would be appropriate under the circumstances.

The Ceding Company acknowledges that its general practice is to defend against a claim if:

         (i) A material omission or misrepresentation of fact is found in the policy application; or

         (ii) Fraud is found that can be proved; or

         (iii) There is insufficient proof of death.

3.  This Section A shall work in conjunction with Section D of this Article.

B.  Notification of Claims

1. The Ceding Company shall promptly notify the Reinsurer when it is advised of a death claim on coverage reinsured under this Agreement, but in any event, not later than 12 months after the Ceding Company is advised of the claim.

2. Notwithstanding the foregoing, for the following types of claims on coverage reinsured under this Agreement, the Ceding Company shall furnish the Reinsurer with all information it has pertaining to the issuance of the coverage and to the claim:

       a. claims where the loss was incurred during the contestable period and where the Reinsured Net Amount at Risk on the life exceeds
            $                        and

       b.  claims for which either:

           (1) the death reportedly occurred outside of the United States or Canada; or

           (2) the body of the insured has not been found -- that is, the insured is reported missing and presumed dead.

The Reinsurer shall have six (6) business days to provide the Ceding Company with any information it has on such claim. The Ceding Company shall consider all information in determining its claim liability in accordance with Section XII.A.1. The Ceding Company's failure to notify the Reinsurer of such claims shall be treated in accordance with Article IX.

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If the Reinsurer discovers that the Ceding Company's claim practices and procedures in effect at the time of the submission of a claim differ materially and adversely from those in effect at the Effective Date of this Agreement and from industry standards at the time of the claim, then, in addition to any other remedies available to the Reinsurer under this Agreement, the Reinsurer may, by written amendment to this Agreement as described in Section I.B, seek to adjust the threshold amount specified above in Paragraph a.

C.  Claim Payment

1.  Proofs

If a death claim is made under a risk reinsured under this Agreement, the Ceding Company shall provide the Reinsurer with copies of proof(s) of death of the insured(s), proof of claim payment, and the claimant's statement (collectively "Proofs"). Copies of claim files, underwriting files and other documents relating to a claim payment under this Agreement shall be furnished to the Reinsurer upon written request.

2.  Payment of Reinsurance Proceeds

The Reinsurer shall pay the Ceding Company reinsurance proceeds on claims for which the Ceding Company is contractually liable under policies eligible for reinsurance under this Agreement. The due date for such payment is the date thirty (30) calendar days after the date that the Reinsurer has received the Proofs.

The Reinsurer shall also reimburse the Ceding Company for its proportionate share of non-routine claims expenses (defined below in Section G) and any interest paid by the Ceding Company on such claims, such proportion based on the Reinsurer's proportionate share of the Total Net Amount at Risk of the coverage, as defined in Schedule B. Interest paid by the Ceding Company on such claims shall be in accordance with the policy provisions and applicable state requirements.

Payment of reinsurance proceeds will be made to the Ceding Company in a single sum, regardless of the Ceding Company's mode of settlement with the payee under the policy.

3.  Claim Balances in Default

If the Reinsurer is delinquent by more than thirty (30) days on an undisputed amount due to the Ceding Company relating to a claim:

       a. The Ceding Company shall have the right to charge interest on delinquent amounts in accordance with Section XXII.P;

       b. The Ceding Company shall have the right to offset such amount, including any accrued interest charged by the Ceding Company, from any amount due the Reinsurer in accordance with Article XVII; and

       c. To the extent there is an insufficient balance from which to offset such amounts, the Ceding Company shall have the right to recapture the remaining reinsurance under this Agreement, as described in
            Article XVI,

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     provided the Ceding Company has given the Reinsurer ninety (90) days advance written notice of its intent to recapture and the Reinsurer has failed to pay the net amount due, including any accrued interest charged by the Ceding Company, by the end of such notice period. In no event shall recapture be construed to be the exclusive remedy of the Ceding Company.

D.  Contested Claims

1. The Ceding Company shall promptly notify the Reinsurer of its intent to deny, reduce, compromise, contest, litigate, or assert defenses against (collectively, "Contest") a claim on a risk reinsured under this Agreement. The Ceding Company shall also furnish all information material to such action.

Recognizing the urgent nature of these communications, within six (6) business days of receipt of such information (the "Contested Claim Review Period"), the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the Contest. The Reinsurer may extend the Contested Claim Review Period by two (2) additional business days by written notice to the Ceding Company, if such notice is provided by the end of the initial six-day period. If the Reinsurer does not respond to the Ceding Company within the Contested Claim Review Period, the Reinsurer will be deemed to have elected to participate in the Contest, and any settlement made by the Ceding Company shall be binding on the Reinsurer.

2.  If the Reinsurer elects to participate in the Contest, then:

       a. The Ceding Company will advise the Reinsurer of all significant developments, including notice of legal proceedings initiated in connection with the contested claim, at reasonable intervals until the claim is resolved;

       b. The Reinsurer shall pay its proportionate share of any settlement of the claim, such proportion based on the Reinsurer's proportionate share of the Total Net Amount at Risk of the coverage, as defined in Schedule B; and

       c. The Reinsurer shall also share in the non-routine claims expenses (defined below in Section G) and Extra-Contractual Obligations, as defined in Article XIII, associated with the Contest in the same proportion as stated above in Paragraph b.

     Notwithstanding the foregoing, if at any point in time, the Reinsurer does not agree with the Ceding Company's course of action associated with the Contest, the Reinsurer may opt out of the Contest by paying its full share of liability as if there had been no Contest, and shall incur no further expense or obligation to reimburse the Ceding Company with respect to actions taken after the date the Reinsurer opts out. However, once the Reinsurer has participated in the Contest, the Reinsurer shall remain liable for its proportionate share of any Extra-Contractual Obligations that arise from agreed upon actions taken prior to the date the Reinsurer opts out. Any dispute over whether Extra-Contractual Obligations arose from agreed upon actions taken prior to the date the Reinsurer opts out shall be subject to dispute resolution in accordance with this Agreement.

3.  If the Reinsurer declines to participate in the Contest of the claim, then:

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     a.  The Reinsurer shall release all of its liability for the claim by paying the Ceding Company the Reinsured Net Amount at Risk and its proportionate share of non-routine claims expenses (defined below in Section G) incurred to the date on which the Reinsurer notifies the Ceding Company that it declines to be a party to the action, in the same proportion as stated above in Paragraph 2.b as though there were no Contest; and

     b. The Reinsurer shall not share in any subsequent increase or decrease in liability for the claim.

4.  The Reinsurer will not recommend to the Ceding Company to contest a claim.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or decreased because of misstatement of age or sex that is established after the death of the insured (or the second death in the case of a last survivor policy), the Reinsurer will share with the Ceding Company in this increase or decrease of insurance in proportion to the Reinsurer's share of the Total Net Amount at Risk, as defined in Schedule B. The amount will be adjusted from the inception of the policy, and any difference in amounts due between the Parties under this Agreement will be settled without interest. The Reinsurer's proportionate share of the increase or decrease will be equal to its share of the Total Net Amount at Risk, as defined in Schedule B.

F.  Return of Premium for Misrepresentations and Suicides

1. If a misrepresentation, misstatement, or omission on an application, or the death of an insured by suicide, results in the Ceding Company returning the policy premiums (or monthly deductions) to the policy owner rather than paying the death benefits under a risk reinsured under this Agreement, the Reinsurer shall refund to the Ceding Company all of the Reinsurance Premiums it received on that coverage without interest. This refund paid by the Reinsurer shall be in lieu of any and all other reinsurance benefits payable on that risk under this Agreement.

2. In addition, the Reinsurer shall pay its proportionate share of reasonable third-party investigation and legal expenses connected with the Ceding Company's decision to return the policy premiums (or monthly deductions) as described above in Paragraph F.1. This paragraph shall not apply to expenses relating to rescissions of policies which are determined to be stranger-owned life insurance policies or investor-owned life insurance policies.

G.  Claims Expenses

1.  Routine Claims Expenses

The Ceding Company shall pay routine expenses incurred in connection with settling claims. These expenses may include the compensation of agents and employees, and the expense of routine investigations.

2.  Non-Routine Claims Expenses

The Reinsurer will participate in non-routine claims expenses, defined as the

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expenses incurred by the Ceding Company in connection with the Contest, or potential Contest, of a claim. These non-routine claims expenses may include court costs and investigation, autopsy and legal expenses; they would not include the compensation of salaried officers and employees of the Ceding Company. However, if the Reinsurer declines to participate in the Contest of a claim as described above in Paragraph D.3, the Reinsurer will not share in any non-routine expenses for the claim that are incurred after the date of the Reinsurer's release.

3. Claims expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds.

                                  ARTICLE XIII

                         EXTRA-CONTRACTUAL OBLIGATIONS

This Agreement shall, to the extent permitted by law, indemnify the Ceding Company for any Extra-Contractual Obligations.

For the purposes of this Agreement, "Extra-Contractual Obligations" shall mean any punitive, exemplary, compensatory, consequential or other damages paid or payable by the Ceding Company as a result of an action arising under, relating to, or in connection with a Contest.

                                  ARTICLE XIV

                     DAC TAX SECTION 1.848-2(g)(8) ELECTION

The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code"). As used in this Article, the terms "net positive consideration," "specified policy acquisition expenses," and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2(g)(8) and Code Section 848 as of the Effective Date.

As part of this DAC Tax Election, both Parties agree:

A. That the Party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code Section 848(c)(1);

B. To exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency; and

C. That the method and timing of the exchange of this information shall be as follows:

1. The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year with its calculation of the net consideration for the preceding calendar year.

2. If the Reinsurer disagrees with the calculation, the Parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both Parties by July 1 of each year.

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3.  If required by the Treasury Regulations, each Party shall attach the calculation schedule to its respective U.S. federal income tax return for each taxable year in which consideration is transferred under this Agreement. The calculation schedule shall identify this Agreement, and shall restate the election described in this Article.

D. This DAC Tax Election shall be effective on the Effective Date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under the provisions of either Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

                                   ARTICLE XV

                                   INSOLVENCY

A.  Insolvency of the Ceding Company

In the event of the insolvency of the Ceding Company, as determined by the regulatory agency responsible for such determination, all reinsurance will be payable by the Reinsurer on the basis of the liability of the Ceding Company under policies reinsured under this Agreement directly to the liquidator, receiver or statutory successor of the Ceding Company, without diminution because of the insolvency of the Ceding Company. It is the intention of the Parties that, unless expressly provided for otherwise in this Agreement, the
Reinsurer:

1. shall be liable only for benefits reinsured as benefits become due under the terms of the policies reinsured under this Agreement;

2. shall not be liable for any amounts or reserves required to be held by the Ceding Company for policies reinsured under this Agreement; and

3. shall not be liable for any damages or payments resulting from any termination or restructure of the policies reinsured under this Agreement.

In the event of the insolvency of the Ceding Company, the liquidator, receiver or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any policy reinsured under this Agreement within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Ceding Company or its liquidator, receiver or statutory successor.

The expenses incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of the insolvent the Ceding Company to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

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B.  Insolvency of the Reinsurer

For purposes of this Section B, the Reinsurer shall be deemed insolvent when the
Reinsurer:

       a. applies for or is subject to the appointment of a receiver, rehabilitator, conservator, liquidator, supervisor or statutory successor of its properties or assets;

       b.  is adjudicated as bankrupt or insolvent;

       c. files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

       d. becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the Reinsurer's domicile.

The effective date of the insolvency shall be the date on which the above described event occurred.

In the event of Reinsurer's insolvency, the Ceding Company may recapture all of the inforce policies reinsured under this Agreement by giving written notice to the Reinsurer of its intent to do so. The effective date of recapture will be no earlier than the effective date of the Reinsurer's insolvency.

                                  ARTICLE XVI

                        RECAPTURE OF REINSURED BUSINESS

A. The Ceding Company has the right to recapture risks reinsured under this Agreement as described under the following circumstances:

(1)  If the Reinsurer fails to provide security in accordance with Section
VIII.C;

(2) If the Reinsurer is delinquent on payment of an undisputed net amount due in accordance with Section XII.C.3; or

(3)  If the Reinsurer is deemed insolvent, in accordance with Article XV.

B. In the event of recapture, the Parties shall mutually agree upon the recapture terms, including the value of the business reinsured to be paid from one Party to the other upon recapture. If no agreement can be reached, an independent actuary will be hired to determine the value of the business reinsured. Costs of the independent actuary will be shared equally by the Parties.

The value of the business reinsured will be based on appropriate assumptions as to interest rates, mortality, lapses and other actuarial assumptions. Key considerations shall include, but not be limited to:

1.  Projected future claims costs;

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2.  Projected future Reinsurance Premiums;

3.  Statutory reserve requirements;

4. NAIC risk based capital and/or other capital measures, which are reflective of statutory capital levels, that should be maintained for an insurance company with financial strength ratings comparable to those of the Ceding Company; and

5. Any other considerations considered relevant by the Parties or the independent actuary.

                                  ARTICLE XVII

                                     OFFSET

Any undisputed debts or credits, in favor of or against either the Reinsurer or the Ceding Company, with respect to this Agreement or any other Individual Life reinsurance agreement between the Parties, are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid provided the Party that seeks to avail itself of this right of offset is not in breach of any provision of this Agreement.

Individual Life shall be that reporting segment, as defined in the United States Securities and Exchange Commission Form 10-K and Form 10-Q, for The Hartford Financial Services Group, Inc., or that reporting segment's successor.

To the extent permitted by applicable law, the right of offset will not be affected or diminished because of the insolvency of either Party.

                                 ARTICLE XVIII

                               DISPUTE RESOLUTION

In the event that any dispute between the Parties under this Agreement cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation, as described below, in an attempt to resolve the dispute without the need to institute arbitration proceedings.

Within ten (10) calendar days after one of the Parties has given the other the first written notification of the specific dispute, each of the Parties will appoint a designated officer to attempt to resolve the dispute. The designated officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to discuss the dispute and to negotiate in good faith without the necessity of any arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the designated officers cannot resolve the dispute within thirty (30) calendar days of their first meeting, both Parties agree that they will submit the dispute to arbitration. However, the Parties may agree in writing to extend the negotiation period for an additional thirty (30) calendar days.

No later than fifteen (15) calendar days after the final negotiation meeting, the designated officers taking part in the negotiation will give both Parties written confirmation that they are unable to

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resolve the dispute, and that they recommend establishment of arbitration in accordance with Article XIX.B.

                                  ARTICLE XIX

                                  ARBITRATION

It is the intention of the Parties that the customs and practices of the life and health insurance and life and health reinsurance industries will be given full effect in the operation and interpretation of this Agreement where not contrary to the express terms of this Agreement. The Parties agree to act in all matters with good faith. However, if, in accordance with Article XVIII, the Parties cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration as follows:

A.  Expedited Arbitration

The following disputes will be subject to expedited arbitration as set forth in this Section A:

(1)  any dispute arising under Section V.C; or

(2) any dispute in which the amount in controversy, exclusive of interest or costs, is less than $2 million.

Expedited arbitration proceedings will be held before a single neutral umpire who is a past or present officer of a life and health insurance or life and health reinsurance company not affiliated with either of the Parties in any way. If the Parties cannot agree on an umpire within thirty (30) calendar days following the demand for expedited arbitration, the selection shall be made pursuant to the Umpire Selection Procedure of the ARIAS-US Certified Arbitrators List available at www.ARIAS-US.org.

Within twenty-one (21) days following the selection of the umpire, the Parties and umpire will conduct an organizational meeting by teleconference to familiarize the umpire with the dispute and to set a timetable for submission of briefs. There will be no discovery, and the dispute will be decided based on briefs and documentary evidence only, unless otherwise agreed by the Parties or ordered by the umpire for good cause. No ex parte communication will be permitted with the umpire at any time prior to the conclusion of the proceedings.

Within thirty (30) days after the submission of briefs by the Parties, the umpire will render a written, reasoned decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both Parties and there will be no further appeal. Judgment upon the award may be entered in any court having jurisdiction thereof.

In the absence of a decision to the contrary by the umpire, each Party shall bear the expense of its own arbitration activities and shall jointly and equally bear the expense of the umpire and other costs directly attended to the arbitration proceeding, provided that neither Party's liability for such costs shall ever exceed 50% of the total of such costs, regardless of the other Party's failure to pay.

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The Parties may mutually agree to extend any of the periods shown in this
Section.

B.  Formal Arbitration

All other types of disputes will be decided through formal arbitration as set forth in this Section B.

An arbitration panel consisting of three past or present officers of life and health insurance or life and health reinsurance companies not affiliated with either of the Parties in any way will settle the dispute. Each Party will appoint one arbitrator within thirty (30) calendar days of the demand for formal arbitration and the two so appointed shall then appoint the umpire. If either Party refuses or neglects to appoint an arbitrator within the thirty (30) calendar days, the other Party may appoint the second arbitrator. If the two arbitrators cannot agree on the umpire within thirty (30) calendar days after both arbitrators have been appointed, the two arbitrators shall select an umpire pursuant to the Umpire Selection Procedure of the ARIAS-US Certified Arbitrators List available at www.ARIAS-US.org.

Within thirty (30) calendar days after the appointment of the umpire, the arbitration panel shall meet and determine timely periods for briefs, discovery procedures, and schedules for hearings. The arbitration shall take place at a location determined by the arbitration panel and, insofar as the arbitration panel looks to the substantive law, it shall consider the laws of the state of Connecticut. The arbitration panel shall have the power to set all procedural rules for the arbitration, including the discretion to make any order with respect to pleadings, discovery, depositions, scheduling, the hearing, reception of evidence and any other matter whatsoever relating to the conduct of the arbitration.

Within sixty (60) calendar days after the beginning of the arbitration proceedings the arbitration panel will issue a written, reasoned, decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both Parties and there will be no further appeal. Judgment upon the award may be entered in any court having jurisdiction thereof.

In the absence of a decision to the contrary by the arbitration panel, each Party shall bear the expense of its own arbitration activities, including, but not limited to, its appointed arbitrator's fees, outside attorney fees, witness fees, expenses incurred in the taking or preservation of testimony, and other related expenses.

The Parties shall jointly and equally bear the expense of the third arbitrator and other costs directly attended to the arbitration proceeding, provided that neither Party's liability for such costs shall ever exceed 50% of the total of such costs, regardless of the other Party's failure to pay.

The Parties may mutually agree to extend any of the periods shown in this Section.

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                                   ARTICLE XX

                 TERMINATION OF THIS AGREEMENT FOR NEW BUSINESS

A. Either Party may terminate this Agreement, as it applies to reinsurance of new policies being issued by the Ceding Company:

(1) immediately upon written notice to the other Party, if that other Party becomes insolvent as described in Article XV; or

(2)  with ninety (90) days advance written notice to the other Party.

B. After termination, the Parties shall remain liable under the terms of this Agreement for:

(1) reinsurance of policies that becomes effective prior to termination of this Agreement;

(2) reinsurance of policies with an application date on or before the effective date of termination; and

(3) reinsurance that becomes effective as a result of coverage changes described in Article X.

C. The Ceding Company shall continue to cede, and the Reinsurer shall continue to accept, any new business issued prior to the termination of this Agreement.

                                  ARTICLE XXI

                                CONFIDENTIALITY

During the course of performance under this Agreement, a Party (the "Owner") or its agent may make available to the other Party (the "Recipient") or its agent certain technical materials such as manuals, policyholder lists, data files and the data contained therein, systems, forms, methods, processes and procedures, and other information or data (collectively, "Proprietary Information") that is proprietary or trade secret in nature. Proprietary Information shall specifically exclude information that was previously known to the Recipient or that is or was publicly disclosed to the Recipient by any party not known by the Recipient to be under a duty to retain such information as confidential.

Each Party acknowledges that all Proprietary Information is offered for the sole purpose of performing its obligations under this Agreement. Further, each Party agrees that the Owner is deemed to be the sole owner of such Proprietary Information and that any use, furnishing, disclosure, dissemination, publication, or revealing of Proprietary Information in any way by the Recipient to any person, organization, firm or government agency contrary to applicable law or to the terms of this Agreement, shall obligate the Recipient to indemnify and hold the Owner harmless from any damages, litigation, liability, claimed liability, claims, and expenses -- including reasonable attorneys' fees and incidental expenses -- resulting from any such improper use, furnishing, disclosure, or revealing of Owner's Proprietary Information, whether occurring during the term of this Agreement or thereafter, except to the extent that any such loss or damage was caused or contributed to by the Owner. The Ceding Company acknowledges that the Reinsurer can aggregate the Ceding Company's Proprietary Information with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Ceding Company.

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The Parties shall hold all Proprietary Information in trust and confidence and shall use Proprietary Information only for the purposes of this Agreement. Unless required by applicable law, neither Party shall disclose any Proprietary Information without the express written consent of the other Party. Notwithstanding the foregoing, the Parties may disclose Proprietary Information to their Representatives who need such Proprietary Information to carry out the purposes for which it was disclosed -- it being understood that the Party disclosing the Proprietary Information shall inform its Representatives of the confidential nature of the Proprietary Information, shall cause such Representatives to observe the terms of this Agreement, and shall be liable to the Owner for any breach of this Agreement by itself or by any of its Representatives. The term "Representatives," as used in this Agreement, shall mean a Party's directors, officers, employees, retrocessionaires, partners, agents, other controlling persons, and professional advisors, including but not limited to attorneys, accountants, actuaries, and intermediaries.

In the event the Recipient or its Representative breaches this obligation, the Owner shall have all rights and remedies available under law and equity, including the right to protect its Proprietary Information by injunction, without proving economic loss, which the Parties acknowledge and concede is appropriate and necessary to protect the value of the Owner's Proprietary Information.

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each Party (and each Representative of such Party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction ("Tax Treatment"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such Party relating to the Tax Treatment. This permission to disclose the Tax Treatment is limited to any facts relevant to the Tax Treatment and does not include information relating to the identity of the Parties.

In the event that any Party is served with a subpoena, request for production of documents, other legal process, or request by regulator, such Party shall immediately notify, and send a copy of such subpoena, other legal process, or regulatory request to, the other Party so that the other Party may reasonably determine whether any of its Proprietary Information may be included in the data required to be produced. Such other Party may, at its own expense, take such legal action as it deems necessary to preserve the confidentiality of its Proprietary Information or may waive its rights to do so.

To the extent possible, Proprietary Information shall be promptly destroyed upon the termination of this Agreement or, with respect to any particular data files and data, on such earlier date that the same are no longer required by Recipient in order to continue to perform its obligations hereunder. The Recipient will not be obligated to destroy any Proprietary Information that is retained for back-up or archiving purposes, in accordance with a document retention policy, or that the Recipient, in the opinion of counsel, is legally compelled to keep and store.

The Parties agree to immediately notify each other, in writing, of all circumstances surrounding any known or potential access to, or possession of, Proprietary Information by any person other than persons authorized by this Agreement. Such notice shall be provided as a material communication under
Article XXIII and shall include, but not be limited to, the name and address of each such unauthorized person.

This Article shall survive the termination of this Agreement.

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                                  ARTICLE XXII

                               GENERAL PROVISIONS

A.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a sample copy of each policy and rider form that applies to the Plans of Insurance to be reinsured hereunder.

B.  Severability

If any provision of this Agreement shall be declared or found to be illegal, invalid, unenforceable, or void, the Parties shall be relieved of their obligations under such provision. The validity of the remaining provisions shall not be affected. To the extent possible, the Parties shall work in good faith to amend this Agreement to address such provision.

C.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the Parties' rights or obligations hereunder existing at the time of its termination.

D.  Non-Waiver

No act, delay, omission, course of dealing or prior transaction by or between the Parties to this Agreement shall constitute a waiver of any right or remedy under this Agreement. No waiver of any right or remedy under this Agreement shall be construed to be a waiver of any other or subsequent right or remedy under this Agreement.

E.  Currency

The Reinsurance Premiums and benefits payable under this Agreement will be payable in United States Dollars.

F.  Definitions of Terms in Policies

Terms that are not defined in this Agreement will have the meaning conferred on them in the underlying reinsured contracts. Such terms include, but may not be limited to: Monthly Activity Date, Monthly Deduction Amount, Account Value, and Policy Protection Account.

G.  Governing Law

This Agreement shall be governed by the laws of the State of Connecticut, exclusive of the rules with respect to conflicts of law.

H.  Assignment and Transfer

The rights, duties and obligations of the Parties under this Agreement shall not be assigned or transferred, in whole or in part, except as otherwise provided herein, by either Party without the prior written consent of the other Party. Such consent shall not be unreasonably withheld. This provision is not intended to preclude the Reinsurer from retroceding the reinsurance on an indemnity basis, nor to prevent successors in interest from having rights and obligations under this Agreement.

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I.  Execution of Agreement in Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

J.  Force Majeure

Neither Party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "Force Majeure." As used herein, the term "Force Majeure" means: an event, explosion, action of the elements, strike or other labor relations problem; restriction or restraint imposed by law, rule, or regulation of any public authority, whether federal, state or local, and whether civil or military; act of any military authority or international terrorist group; interruption of transportation, communication, or transmission facilities; or any other cause that is beyond the reasonable control of such Party and that, by the exercise of reasonable diligence, such Party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such Party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

K.  Material Compliance Provision

The Parties represent that, to the best of their knowledge, they are in substantial compliance with all laws and regulations material to this Agreement. In the event that either Party is found to be noncompliant with any such law or regulation, this Agreement will remain in effect and the non-compliant Party will, to the extent practicable, remedy the noncompliance as soon as possible.

In addition, while nothing herein shall limit a Party from seeking additional remedies for damages resulting from non-compliance with any laws or regulations material to the business reinsured under this Agreement, if a Party is found to be noncompliant with a Material Law, the non-compliant Party shall indemnify the other Party for any direct loss that Party suffers as a result of the noncompliance.

For purposes of this Agreement, "Material Laws" shall mean those laws and regulations that impose mandatory compliance requirements. It shall not mean those laws or regulations that set forth standards or requirements for obtaining a particular legal, tax or accounting treatment, which may be elected or sought by a Party, but which are not mandatory.

L.  Representations and Warranties and Good Faith

The Parties have entered into this Agreement in reliance upon mutual representations and warranties.

Each Party represents to the other that, as of the Effective Date of this Agreement, it was solvent on a statutory basis in all states in which it is licensed to transact business.

The Ceding Company represents and warrants to the Reinsurer that it provided the Reinsurer with a request for proposal and supporting materials associated therewith on or about January 21, 2008 (the "Request for Proposal") and intended the Reinsurer to rely on the same, as well as the Reinsurer's expertise, knowledge, and experience in the life insurance and life reinsurance industries, in its decision to enter into this Agreement.

Allocated Retention Pool -- Effective 10/1/2008
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                                    36

The Ceding Company represents to the Reinsurer that, as of the date it executed this Agreement, it was not aware of any errors in the Request for Proposal and that the Request for Proposal at the time it was provided to the Reinsurer was complete in all material respects.

In addition, the Parties agree that the principles of good faith traditional to life reinsurance shall be adhered to in the performance of this Agreement, in the underwriting and administration of the business reinsured hereunder, and in their dealing with each other. Pursuant to such principles, the Ceding Company will inform the Reinsurer in writing of any material change in its underwriting, administration, or claims practices for the Reinsurer's consideration and written approval.

If the Reinsurer does not consent to any such changes, the Reinsurer reserves the right to decline reinsurance coverage on such policies and/or negotiate a corresponding adjustment of the reinsurance terms and conditions for the risks reinsured hereunder.

M.  Expenses

The Ceding Company shall pay the expense of all medical examinations, inspection fees, and other charges in connection with the issuance of the insurance reinsured under this Agreement.

N.  Taxes

The Reinsurer will not reimburse the Company for premium taxes or other insurance-related taxes paid on business reinsured under this Agreement.

O.  Inspection of Records

Either Party or its duly authorized Representative may, upon reasonable notice and at a time and place mutually convenient to both Parties, inspect and audit the books and records of the other Party that relate to the terms and conditions of this Agreement and the business that is the subject matter of this Agreement. Such inspection rights shall not include any information related to: (i) either Party's pricing or Reinsurer's offer to reinsure; (ii) other transactions entered into by either Party; (iii) analysis of the Agreement developed by either Party for internal purposes; (iv) either Party's investment strategy or hedging programs; or (v) privileged information of either Party. however, if either Party deems any of the information to be reviewed to be Proprietary Information, such information may be reviewed by the requesting Party provided
(a) such information or data is material to the review; (b) a Representative of the Party providing said information is present at all times during such review;
(c) no copies are made of such information; and (d) no notes are made using or based on such Information.

The above notwithstanding, if the inspection/audit is in response to a regulatory inquiry which requires access to Proprietary Information, the Owner of the Proprietary Information will provide such response directly to the regulator, within the timeframe set forth in the inquiry, with a copy of the response to the other Party. However, if the inquiry and/or response requires that copies of the actual Proprietary Information be provided, the Owner of the Proprietary Information will provide such copies directly to the requesting regulator without copies to the other Party.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

P.  Short-Term Interest

For some payments under this Agreement that are due from one Party to the other Party, the Party owed has the right to charge the other Party interest on those payments. If that right is exercised, such interest will be computed, from the date the payment is due to the date payment is made, using the short-term interest method.

Interest under the short-term interest method will accrue at an effective annual rate set equal to the lesser of (i) a rate equal to the sum of 50 basis points (0.50%) plus the annualized Three Month London Interbank Offering Rate (LIBOR) published in the Wall Street Journal (or, if not available, a comparable publication agreed upon by the Parties) on the due date of the payment, if the due date is a business day, or if not, on the first business day following the due date, or (ii) the maximum annual rate allowed by law for this purpose in the governing-law state specified above in Section G.

The effective annual interest rate to be used under the short-term interest method for a payment due will be reset every three months after such due date, as necessary, if the payment accrues interest for a period longer than three months. If multiple payments are accruing interest under one computation, then the rate will be reset every three months after the due date of the earliest such payment, and the reset rate for each successive period shall apply to accrue interest on all such payments accrued during such period.

                                 ARTICLE XXIII

                           NOTICES AND COMMUNICATIONS

A.  Material Communications

For the purpose of this Agreement, "Material Communications" shall be defined as those communications associated with material breach of this Agreement, termination or recapture of this Agreement, demand for arbitration or dispute resolution under this Agreement, a change in or loss of the Reinsurer's licensing or accreditation, and/ or confidentiality and compliance provisions set forth in this Agreement.

All material communications will be addressed as follows:

If to the Ceding Company:               If to the Reinsurer:
Individual Life Director of             Head of Client Markets
Reinsurance
Hartford Life Insurance Company         Swiss Re Life & Health America Inc.
200 Hopmeadow Street                    175 King Street
Simsbury, CT 06089                      Armonk, NY 10504
Facsimile: (860) 843-5860

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                                    38

Copies (which shall not constitute      Copies (which shall not constitute
notice) to:                             notice) to:

Corporate Reinsurance Risk Mgt.         Actuarial Department
Hartford Life Insurance Company         Swiss Re Life & Health America Inc.
200 Hopmeadow Street                    1700 Magnavox Way
Simsbury, CT 06089                      Fort Wayne, IN 46804
Facsimile: (860) 843-5568

Reinsurance Counsel                     Senior Legal Counsel
Hartford Life Insurance Company         Swiss Re Life & Health America Inc.
200 Hopmeadow Street                    175 King Street
Simsbury, CT 06089                      Armonk, NY 10504
Facsimile: (860) 843-8665

or such other address or facsimile number as one Party may provide to the other Party by routine communication given as described below in Section B. The foregoing shall not preclude the effectiveness of actual written notice given to a Party at any address or by any means.

B.  Other Communications

All other communications will be sent to the contact either (a) provided by the receiving party, or (b) identified in the course of routine administration of this Agreement.

C.  Notices

All notices with regard to this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date when delivered personally; (ii) on the date sent by facsimile transmission or electronic mail with proof of delivery; or (iii) on the earlier of the date received and the date three (3) business days after any such notice was sent by nationally recognized courier or by first-class U.S. mail, postage prepaid, return receipt requested.

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Between ILA and Swiss Re

                                   EXECUTION

In witness whereof, the Parties, by their duly authorized representatives, have executed this Agreement in duplicate:

SWISS RE LIFE & HEALTH AMERICA INC.

By:      /s/ [ILLEGIBLE]                Attest:  /s/ Jeremy Lane
         -----------------------------           -----------------------------
Name:    [ILLEGIBLE]                    Name:    Jeremy Lane
Title:   Vice President                 Title:   Vice President
Date:    12-22-09                       Date:    12-22-09

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach         Attest:  /s/ Richard P. Smolinski
         -----------------------------           -----------------------------
         Thomas P. Kalmbach, FSA, MAAA           Richard P. Smolinski, FSA,
                                                 MAAA
         Vice President                          Assistant Vice President and
                                                 Actuary
Date:    12-23-2009                     Date:    12-24-2009

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                                    40

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                     NAR
BASE POLICY                                  VALUATION MORTALITY TABLE(S)           TYPE*
-----------------------------------------------------------------------------------------
Stag UL                              1980 CSO M/F S/NS Ultimate ALB                   A
Hartford Bicentennial UL Founders    2001 CSO M/F S/NS Ultimate ANB                   A
Hartford UL CV                       1980 CSO M/F S/NS Ultimate ALB                   A
Stag Wall Street VUL                 1980 CSO M/F S/NS Ultimate ALB                   A
Stag Protector II VUL                1980 CSO M/F S/NS Ultimate ALB                   A
Hartford Leaders VUL Legacy          2001 CSO M/F Composite Ultimate ANB              A
Stag Accumulator II VUL              1980 CSO M/F Unismoke Ultimate ALB               A
Hartford Leaders VUL Liberty (a)     1980 CSO M/F Unismoke Ultimate ANB               A
Hartford Leaders VUL Liberty (b)     2001 CSO M/F Composite Ultimate ANB              A
Life Solutions II UL (a)             1980 CSO M/F S/NS Ultimate ALB                   A
Life Solutions II UL (b)             2001 CSO M/F S/NS Ultimate ALB                   A
Hartford Advanced Universal Life     2001 CSO M/F S/NS Ultimate ALB                   B
Hartford Bicentennial UL Freedom     2001 CSO M/F S/NS Ultimate ANB                   B
Hartford Quantum II VUL (a)          2001 CSO M/F S/NS Ultimate ALB                   A
Hartford Quantum II VUL (b)          2001 CSO M/F S/NS Ultimate ANB                   A
Hartford ExtraOrdinary Whole Life    2001 CSO M/F S/NS Ultimate ALB                   A
(a)
Hartford ExtraOrdinary Whole Life    2001 CSO M/F S/NS Ultimate ANB                   A
(b)

RIDERS PROVIDING DEATH BENEFITS THAT ARE            RIDERS THAT PROVIDE ADDITIONAL BENEFITS
ELIGIBLE FOR REINSURANCE:                           BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE:
                                                    Accidental Death Benefit (ADB) Rider
Primary Insured Term Rider                          Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life Rider               LifeAccess Accelerated Ben. Rider (LAABR)
Cost of Living Adjustment (COLA) Rider              Policy Continuation Rider
                                                    Policy Protection Rider (PPR)
                                                    Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term riders above is C.          Lifetime No Lapse Guarantee Rider
For COLA Rider, NAR Type follows                    Guar. Min. Accum. Benefit (GMAB) Rider
Base Policy to which it is attached.                Paid-Up Life Insurance Rider
                                                    Conversion Option Rider
                                                    Overloan Protection Rider
*NAR Type is described in Schedule B.               Waiver of Specified Amount (WSA) Rider
                                                    Waiver of Monthly Deductions (WMD) Rider
                                                    Children's Life Insurance Rider
                                                    Foreign Travel Exclusion Rider
                                                    Estate Tax Repeal Benefit Rider
                                                    Modified Surrender Value Rider
                                                    Cash Surrender Value Endorsement
                                                    Automatic Premium Payment Rider
                                                    Additional Premium Rider
                                                    Qualified Plan Rider

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                          NAR
BASE POLICY                                     VALUATION MORTALITY TABLE(S)             TYPE*
----------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy    2001 CSO M/F S/NS Select & Ultimate ALB               A
Hartford Leaders VUL Joint Legacy    2001 CSO M/F S/NS Select & Ultimate ANB               A
II
Hartford Advanced Last Survivor UL   2001 CSO M/F S/NS Select & Ultimate ALB               B
Hartford Bicentennial UL Joint       2001 CSO M/F S/NS Select & Ultimate ALB               B
Freedom
Hartford Bicentennial UL Joint       2001 CSO M/F S/NS Select & Ultimate ANB               B
Freedom II

------------

*   NAR Type is described in Schedule B.

RIDERS PROVIDING DEATH BENEFITS THAT   RIDERS THAT PROVIDE ADDITIONAL
ARE                                    BENEFITS
ELIGIBLE FOR REINSURANCE               BUT THAT ARE NOT ELIGIBLE FOR
                                       REINSURANCE:
Estate Protection Rider (NAR Type is   LS Exchange Option Rider
C)
                                       Policy Protection Rider
                                       Estate Tax Repeal Rider
                                       Foreign Travel Exclusion Rider
                                       Guar. Min. Accum. Benefit (GMAB)
                                       Rider
                                       Paid-Up Life Insurance Rider

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

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Between ILA and Swiss Re

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Allocated Retention Pool -- Effective 10/1/2008
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                                    46

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE

TOTAL NET AMOUNT AT RISK (TOTNAR) =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

     Working Reserve = (i) x (ii) / (iii), and

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

For NAR TYPE C, Death Benefit.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

MINIMUM REINSURANCE CESSION:             AUTOMATIC:
[Redacted]                               FACULTATIVE: [Redacted]

LEAD REINSURER: Swiss Re Life & Health America Inc.

Allocated Retention Pool -- Effective 10/1/2008
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                                    48

ISS                  YRT REINSURANCE PREMIUM TABLE RATES PER 1,000
AGE        DUR:1            2              3              4              5
------------------------------------------------------------------------------
   0       0.20700        0.20700        0.18800        0.16900        0.15000

ISS                             AGE LAST BIRTHDAY BASIS
AGE          6              7              8              9              10
--------  --------------------------------------------------------------------
   0       0.13800        0.12500        0.11300        0.11900        0.11900

ISS                        FEMALE PREFERRED PLUS NON-NICOTINE
AGE          11             12             13             14             15
------------------------------------------------------------------------------
   0       0.13200        0.14400        0.16300        0.18100        0.21300

ISS
AGE          16        17        18        19        20
--------  ------------------------------------------------
   0       0.23800   0.29200   0.31900   0.33300   0.34700

ISS
AGE          21        22        23        24        25
----------------------------------------------------------
   0       0.36100   0.33300   0.33300   0.33300   0.33300

ISS                                                              UIT
AGE          26        27        28        29        30          AGE
--------  ---------------------------------------------------------------
   0       0.33300   0.33300   0.33300   0.33800   0.34500        29

ARP TREATY EFFECTIVE 10/1/08      HARTFORD LIFE CONFIDENTIAL
EXHIBIT III

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

The Ceding Company's Foreign National business shall be automatically reinsured under the terms of this Agreement, if it meets all the requirements for Automatic Reinsurance in Section III.A, with the following differences.

TYPE OF REINSURANCE

Risks qualifying under this program will be reinsured on a first-dollar quota share basis.

CEDING COMPANY'S RETENTION

[Redacted]

FOREIGN NATIONAL REINSURANCE POOL SHARE

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES CEDING COMPANY'S RETENTION):

[Redacted]

JUMBO LIMIT:

[Redacted]

TOTAL ALLOCATION LIMIT:

[Redacted]

ADDITIONAL PLAN, AMOUNT, AND PAYMENT REQUIREMENTS

1. Permanent life policies only. Term coverage may be considered, but only in the form of a rider included on a permanent base policy. Last survivor coverage is excluded from this program.

2. Other than term riders, as referenced in Paragraph 1 above, no supplemental benefit coverage, such as accidental death or waiver of premium, will be allowed.

3.  The minimum face amount is as follows:

[Redacted]

4. Annual premium or Check-O-Matic premium mode only. The minimum annual premium is the annual premium to endow. If Check-O-Matic is the premium mode, it must be arranged with a U.S. Bank.

5. Premiums must be paid in U.S. currency only and must be billed to a residence or bank in the U.S.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

ADDITIONAL UNDERWRITING AND RISK CLASS GUIDELINES

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE D
                      OTHER SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

The Ceding Company has several special underwriting programs. The majority of these programs are contained within the Underwriting Brochure entitled "Life insurance underwriting that opens doors and closes cases", form LCM-05-418-1-09. Another program, Life Express, effective October 26, 2009, is documented in a LifeTIMES Bulletin dated October 30, 2009. Both of these publications have been shared in advance of the execution of this Agreement with the Reinsurer. The Ceding Company has two additional special underwriting programs not listed in the Underwriting Brochure, the "Benny Program" and the "Director's Charitable Award Program", which are listed below.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE D
                         SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

   DIRECTOR'S CHARITABLE AWARD PROGRAM (DCAP) -- FOR LAST SURVIVOR PLANS ONLY

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE D
                         SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

DIRECTOR'S CHARITABLE AWARD PROGRAM (DCAP) -- CONTINUED

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

What follows is a summary of the Ceding Company's underwriting practices and guidelines as of the Effective Date of this Agreement. The Ceding Company's actual underwriting practices and guidelines are documented in its InfoBase data system. To the extent that any information contained in this Schedule differs from the practices and guidelines documented in InfoBase, InfoBase will govern.

                             UNDERWRITING PRACTICES

OVERALL UNDERWRITING PHILOSOPHY

It is the goal of our underwriting department to provide the best offer as accurately and as quickly as we can, balancing the needs of all our stakeholders -- producers, stockholders, reinsurers, policy owners, state insurance departments, employees, etc. It is essential that we maintain a sense of fairness with our company and our stakeholders, in terms of profitability and mortality expectations.

UNDERWRITING REQUIREMENTS

[Redacted]

AGING OF UNDERWRITING REQUIREMENTS

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

             UNDERWRITING REQUIREMENTS -- STANDARD PERMANENT PLANS

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

               UNDERWRITING REQUIREMENTS -- STAG WALL STREET VUL

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

           UNDERWRITING REQUIREMENTS -- STAG WALL STREET VUL (CONT'D)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

        UNDERWRITING REQUIREMENTS -- MIDDLE AMERICA (LIFE SOLUTIONS II)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

    UNDERWRITING REQUIREMENTS -- MIDDLE AMERICA (LIFE SOLUTIONS II) (CONT'D)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

           PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

       PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS (CONT'D)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   SCHEDULE F
             POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

The following categories of policies are eligible for reinsurance under this
Agreement:

CATEGORY #                                               CATEGORY DESCRIPTION
----------------------------------------------------------------------------------------------------------------------
1               Policies issues on or after March 1, 2009
2               Policies issued from the Effective Date of this Agreement through February 28,
                2009 that were eligible for automatic reinsurance under one of the following
                Ceding Company reinsurance pools:
                     i.      Single Life Excess Pool effective November 1, 2002
                     ii.      Advanced UL Pool effective September 1, 2004;
                     iii.      Last Survivor Excess Pool effective January 1, 2002; and
                     iv.      Advanced Last Survivor UL Pool effective January 1, 2005,
                but that were fully retained by the Ceding Company at the time of processing (see Note below).
                Notwithstanding the foregoing, fully retained policies issued during this period in which the insured has a subsequent policy that is partially or fully ceded to another pool (including the Hartford Term
                Pool effective April 10, 2006) will not be eligible for reinsurance under this Agreement:

NOTE:

The Ceding Company completed the processing of Category 2 business in July 2009. At the time of processing, the Ceding Company paid the Reinsurer Reinsurance Premiums for all policies in Category 2 back to each policy's issue date.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                       FOR SINGLE LIFE PLANS OF INSURANCE

REINSURANCE PREMIUM

Reinsurance Premium shall be calculated each month for each risk reinsured as [
(i) + (ii) ] / 12, where:

(i) equals the Yearly Renewable Term (YRT) Reinsurance Premium for the coverage (as defined below); and

(ii) equals the Annual Flat Extra Reinsurance Premium (as defined below) for the coverage, where the sum of [ (i) + (ii) ] shall not exceed the Reinsured Net Amount at Risk for such coverage, defined in Schedule B.

For the purposes of calculating Reinsurance Premium, the following will be considered separate coverages: base policy, increases in coverage, and reinsured riders.

YEARLY RENEWABLE TERM (YRT) REINSURANCE PREMIUM

The YRT Reinsurance Premium for each coverage shall equal (i) x (ii) x (iii) / 1,000, where:

(i)  equals {(a) x [ 1-(b) ]}, where:

       (a) equals the applicable rate from the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit III; and

       (b) equals the applicable percentage from the tables of Allowance Percentages to be Applied to the Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit IV;

(ii) equals the applicable Substandard Table Percentage, specified in Exhibit V, for the risk; and

(iii) equals the Reinsured Net Amount at Risk for such coverage, defined in Schedule B.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                       FOR SINGLE LIFE PLANS OF INSURANCE

ANNUAL FLAT EXTRA REINSURANCE PREMIUM

The Annual Flat Extra Reinsurance Premium for each coverage equals {(i) x [ 1 --
(ii) ] x [(iii) / 1,000]}, where:

(i) equals the applicable annual flat extra rate per 1,000, for the year of coverage, that the Ceding Company charges for the coverage;

(ii)  equals the Flat Extra Allowance Percentage, specified below; and

(iii) equals the Reinsured Net Amount At Risk for such coverage, defined in Schedule B.

FLAT EXTRA ALLOWANCE PERCENTAGE

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                      FOR LAST SURVIVOR PLANS OF INSURANCE

REINSURANCE PREMIUM

Reinsurance Premium shall be calculated each month for each risk reinsured as [(i) x (ii) / 1,000] / 12, where:

(i)  equals the result of the following steps:

(ii) equals the Reinsured Net Amount at Risk for the coverage, defined in Schedule B.

For the purposes of calculating Reinsurance Premium, the following will be considered separate coverages: base policy, increases in coverage, and reinsured riders. Reinsurance Premium for a single life rider attached to a last survivor policy shall be determined in accordance with the Reinsurance Premium calculations for single life plans of insurance.

YRT REINSURANCE PREMIUM RATE PER 1,000*

The YRT Reinsurance Premium Rate per 1,000 for each life, for each coverage shall equal (i) x (ii) + (iii), but in no event more than 1,000, where:

(i) equals the YRT Reinsurance Premium Rate per 1,000, which equals the quantity {(a) x [ 1 -- (b) ]}, where:

       (a) equals the applicable rate from the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit III; and

       (b) equals the applicable percentage from the tables of Allowance Percentages to be Applied to the Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit IV;

(ii) equals the applicable Substandard Table Percentage, specified in Exhibit V, for the risk; and

(iii) equals the Annual Flat Extra Reinsurance Premium per 1,000, as defined below.

* For purposes of determining the YRT Reinsurance Premium Rate per 1,000, a life deemed uninsurable will be treated as Table P with a $250 flat extra for 10 years.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                      FOR LAST SURVIVOR PLANS OF INSURANCE

ANNUAL FLAT EXTRA REINSURANCE PREMIUM PER 1,000

The Annual Flat Extra Reinsurance Premium per 1,000 for each coverage equals {(i) x [ 1-(ii)]}, where:

(i) equals the applicable annual flat extra rate per 1,000, for the year of coverage, that the Ceding Company charges for the coverage; and

(ii)  equals the Flat Extra Allowance Percentage, specified below.

FLAT EXTRA ALLOWANCE PERCENTAGE

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

                                                                              E)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                  EXHIBIT III
            ANNUAL RATES PER $1,000 OF REINSURED NET AMOUNT AT RISK
                           EFFECTIVE OCTOBER 1, 2008

              FOR SINGLE LIFE AND LAST SURVIVOR PLANS OF INSURANCE
                                      AND
                   FOR AUTOMATIC AND FACULTATIVE REINSURANCE

Annual Rates per $1,000 of Reinsured Net Amount at Risk are included in the Excel file titled "Master File -- Guaranteed Rates.xls" sent from Richard Smolinski at the Ceding Company to Kenneth Thieme at the Reinsurer on October 30, 2009 at 5:45 P.M. They are provided on a Select & Ultimate basis and vary by:

1. Age basis (Age Nearest Birthday or Age Last Birthday), to align with the Valuation Mortality Table for the Plan of Insurance;

2. Gender (Male, Female); and

3. Rate class --

       a.   Non-Nicotine;

       b.  Nicotine;

All risks insured by the Ceding Company on a Unisex basis will be reinsured using gender-specific rates.

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                       POLICY YEAR
MALE               PREF PLUS NON NIC    ISSUE AGE
--------------------------------------------------
Male                   Pref + NN            0
Male                   Pref + NN            1
Male                   Pref + NN            2
Male                   Pref + NN            3
Male                   Pref + NN            4
Male                   Pref + NN            5
Male                   Pref + NN            6
Male                   Pref + NN            7
Male                   Pref + NN            8
Male                   Pref + NN            9
Male                   Pref + NN           10
Male                   Pref + NN           11
Male                   Pref + NN           12
Male                   Pref + NN           13
Male                   Pref + NN           14
Male                   Pref + NN           15
Male                   Pref + NN           16
Male                   Pref + NN           17
Male                   Pref + NN           18
Male                   Pref + NN           19
Male                   Pref + NN           20
Male                   Pref + NN           21
Male                   Pref + NN           22
Male                   Pref + NN           23
Male                   Pref + NN           24
Male                   Pref + NN           25
Male                   Pref + NN           26
Male                   Pref + NN           27
Male                   Pref + NN           28
Male                   Pref + NN           29
Male                   Pref + NN           30
Male                   Pref + NN           31
Male                   Pref + NN           32
Male                   Pref + NN           33
Male                   Pref + NN           34
Male                   Pref + NN           35
Male                   Pref + NN           36
Male                   Pref + NN           37
Male                   Pref + NN           38
Male                   Pref + NN           39
Male                   Pref + NN           40
Male                   Pref + NN           41
Male                   Pref + NN           42
Male                   Pref + NN           43
Male                   Pref + NN           44
Male                   Pref + NN           45
Male                   Pref + NN           46
Male                   Pref + NN           47
Male                   Pref + NN           48
Male                   Pref + NN           49
Male                   Pref + NN           50
Male                   Pref + NN           51
Male                   Pref + NN           52
Male                   Pref + NN           53
Male                   Pref + NN           54
Male                   Pref + NN           55
Male                   Pref + NN           56
Male                   Pref + NN           57
Male                   Pref + NN           58
Male                   Pref + NN           59
Male                   Pref + NN           60
Male                   Pref + NN           61
Male                   Pref + NN           62
Male                   Pref + NN           63
Male                   Pref + NN           64
Male                   Pref + NN           65
Male                   Pref + NN           66
Male                   Pref + NN           67
Male                   Pref + NN           68
Male                   Pref + NN           69
Male                   Pref + NN           70
Male                   Pref + NN           71
Male                   Pref + NN           72
Male                   Pref + NN           73
Male                   Pref + NN           74
Male                   Pref + NN           75
Male                   Pref + NN           76
Male                   Pref + NN           77
Male                   Pref + NN           78
Male                   Pref + NN           79
Male                   Pref + NN           80
Male                   Pref + NN           81
Male                   Pref + NN           82
Male                   Pref + NN           83
Male                   Pref + NN           84
Male                   Pref + NN           85
Male                   Pref + NN           86
Male                   Pref + NN           87
Male                   Pref + NN           88
Male                   Pref + NN           89
Male                   Pref + NN           90
Male                   Pref + NN           91

MALE               PREFERRED NON NIC    ISSUE AGE
--------------------------------------------------
Male                    Pref NN             0

                                   EXHIBIT V
                         SUBSTANDARD TABLE PERCENTAGES
                           EFFECTIVE OCTOBER 1, 2008

            SUBSTANDARD TABLE PERCENTAGES (SEE EXHIBIT I FOR USAGE)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

            [LOGO]              HARTFORD LIFE INSURANCE COMPANY
         THE HARTFORD           HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                500 BIELENBERG DRIVE, WOODBURY, MN 55125
                                P.O. BOX 64271, ST. PAUL, MN 55164-0271

                                TEMPORARY INSURANCE AGREEMENT

PROPOSED PRIMARY INSURED: NAME:              DATE OF BIRTH:

Under this Temporary Insurance Agreement ("Agreement"), Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company ("Company") agrees to provide a limited amount of life insurance coverage, for a limited period of time, subject to the terms and conditions set forth below.

WHEN COVERAGE BEGINS

Temporary life insurance coverage under the Agreement becomes effective on the date this Agreement is signed, subject to all of the following conditions:

a) An Application for Life Insurance with the Company ("Application") or a Request for Insurance Application with the Company ("Request") has been completed as of the same date this Agreement has been signed;

b)  The answers to the health questions below are "No"; and

c) The Company receives the first full modal premium for the mode selected on the Application or the Request.

WHEN TEMPORARY INSURANCE COVERAGE TERMINATES -- 90 DAY MAXIMUM

Temporary insurance under this Agreement will terminate on the earliest of:

1. 30 days from the effective date of this Agreement if a required and requested medical exam, lab test, application interview or medical report has not been received by the Company;

2.  90 days from the effective date of this Agreement;

3.  The date the policy, as applied for, takes effect;

4. The date the Company offers a policy with a risk assessment other than Standard or a Preferred Class;

5. The date the Company mails a notice of termination of this Agreement to the Proposed Policyowner at the address set forth in the Application or Request.

If the Company terminates coverage, the collected premium will be refunded without interest.

WHO IS COVERED

This Agreement provides temporary insurance coverage only for the Primary Insured. The Primary Insured is the "Proposed Insured" named in the Request, the "Proposed Insured 1" named in the Application, or "Proposed Insured 1" and "Proposed Insured 2" named in Applications for survivorship life insurance coverage. THIS AGREEMENT DOES NOT PROVIDE INSURANCE COVERAGE FOR ANY OTHER PROPOSED INSUREDS, INCLUDING BUT NOT LIMITED TO, OTHER PROPOSED INSUREDS UNDER TERM INSURANCE RIDERS AND CHILD RIDERS.

AMOUNT OF LIFE INSURANCE COVERAGE -- $1,000,000 MAXIMUM

If death of a covered Primary Insured occurs while this Agreement is in effect, the Company will pay a death benefit to the beneficiary designated in the Application or Request.

The death benefit shall be the LESSER of:

a) The amount of death benefit indicated in the Application or Request, with respect to the deceased Primary Insured; or

b)  $1,000,000.

LIMITATIONS AND CONDITIONS OF COVERAGE

1. If benefits are payable under this Agreement, then no benefit relating to that loss will be payable under the policy which is applied for.

2. Material misrepresentations or fraud in the answers to the Health Questions set forth below or in the Application will invalidate this Agreement and the Company's liability will be limited to a refund of the premium payment.

3. This Agreement does not cover any Primary Insured who is age 71 or over as of the effective date of this Agreement.

                   DETACH OWNER'S COPY AT TIME OF APPLICATION

                                HOME OFFICE COPY

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

LIMITATIONS AND CONDITIONS OF COVERAGE (CONTINUED)

4. This Agreement provides temporary life insurance coverage in the event of the death of Primary Insured. It does not provide any coverage for other benefits which may be applied for, including but not limited to, waiver of premium or accidental death benefits or coverage.

5. There is no coverage under this Agreement if a Primary Insured dies by suicide. In that event, the Company's liability will be limited to a refund of the premium payment.

6. There is no coverage under this Agreement if the check or draft submitted as payment is not honored on the first presentation to the bank.

7. Only an officer of the Company can make, modify, or alter any of the provisions of this Agreement.

HEALTH QUESTIONS

Has the Primary Insured:

1. Within the past 90 days, other than for pregnancy or childbirth, been admitted to or treated at a hospital or other medical facility, been advised to be admitted, or had surgery performed or recommended?

            Yes             No

2. Within the past 2 years had or been treated for heart disease, chest pain, stroke, cancer, alcohol or drug use, immune system disorder or had such treatment recommended by a physician or medical practitioner?

            Yes             No

NOTE: If either Question #1 or Question #2 above is answered "Yes" or left blank, no coverage will take effect under this Temporary Insurance Agreement and any premium received will be refunded.

DECLARATIONS

Each of the undersigned declares, understands and agrees that:

- The answers provided above are complete and true to the best of his/her knowledge and belief.

- If the answers to the Health Questions contained in this Agreement or the Application are incorrect, incomplete or untrue, the Company will have the right to deny benefits under this Agreement.

X                                         Date:
     -----------------------------------          ------------------------------
     Proposed Primary Insured Signature

X                                         Date:
     -----------------------------------          ------------------------------
     Proposed Policy Owner Signature
     (if other than the Proposed
     Insured)

RECEIPT OF PAYMENT

A premium payment of $                        has been submitted with the
Application or Request. Additional premium may be required upon Policy delivery.

All premium checks must be made payable to Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Do not make check(s) payable to the Agent or leave the payee blank.

X                                         Date:
     -----------------------------------          ------------------------------
     Agent Signature

                   DETACH OWNER'S COPY AT TIME OF APPLICATION

                                HOME OFFICE COPY

Allocated Retention Pool -- Effective 10/1/2008
Between ILA and Swiss Re

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

            [LOGO]              HARTFORD LIFE INSURANCE COMPANY
         THE HARTFORD           HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                500 BIELENBERG DRIVE, WOODBURY, MN 55125
                                P.O. BOX 64271, ST. PAUL, MN 55164-0271

                                TEMPORARY INSURANCE AGREEMENT

PROPOSED PRIMARY INSURED: NAME:             DATE OF BIRTH:

Under this Temporary Insurance Agreement ("Agreement") Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company ("Company") agrees to provide a limited amount of life insurance coverage, for a limited period of time, subject to the terms and conditions set forth below.

WHEN COVERAGE BEGINS

Temporary life insurance coverage under the Agreement becomes effective on the date this Agreement is signed, subject to all of the following conditions:

a) An Application for Life Insurance with the Company ("Application") or a Request for Insurance Application with the Company ("Request") has been completed as of the same date this Agreement has been signed;

b)  The answers to the health questions below are "No"; and

c) The Company receives the first full modal premium for the mode selected on the Application or the Request.

WHEN TEMPORARY INSURANCE COVERAGE TERMINATES -- 90 DAY MAXIMUM

Temporary insurance under this Agreement will terminate on the earliest of:

1. 30 days from the effective date of this Agreement if a required and requested medical exam, lab test, application interview or medical report has not been received by the Company;

2.  90 days from the effective date of this Agreement;

3.  The date the policy, as applied for, takes effect;

4. The date the Company offers a policy with a risk assessment other than Standard or a Preferred Class;

5. The date the Company mails a notice of termination of this Agreement to the Proposed Policyowner at the address set forth in the Application or Request.

If the Company terminates coverage, the collected premium will be refunded without interest.

WHO IS COVERED

This Agreement provides temporary insurance coverage only for the Primary Insured. The Primary Insured is the "Proposed Insured" named in the Request, the "Proposed Insured 1" named in the Application, or "Proposed Insured 1" and "Proposed Insured 2" named in Applications for survivorship life insurance coverage. THIS AGREEMENT DOES NOT PROVIDE INSURANCE COVERAGE FOR ANY OTHER PROPOSED INSUREDS, INCLUDING BUT NOT LIMITED TO, OTHER PROPOSED INSUREDS UNDER TERM INSURANCE RIDERS AND CHILD RIDERS.

AMOUNT OF LIFE INSURANCE COVERAGE -- $1,000,000 MAXIMUM

If death of a covered Primary Insured occurs while this Agreement is in effect, the Company will pay a death benefit to the beneficiary designated in the Application or Request.

The death benefit shall be the LESSER of:

a) The amount of death benefit indicated in the Application or Request, with respect to the deceased Primary Insured; or

b)  $1,000,000.

LIMITATIONS AND CONDITIONS OF COVERAGE

1. If benefits are payable under this Agreement, then no benefit relating to that loss will be payable under the policy which is applied for.

2. Material misrepresentations or fraud in the answers to the Health Questions set forth below or in the Application will invalidate this Agreement and the Company's liability will be limited to a refund of the premium payment.

3. This Agreement does not cover any Primary Insured who is age 71 or over as of the effective date of this Agreement.

                                  OWNER'S COPY

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
                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

LIMITATIONS AND CONDITIONS OF COVERAGE (CONTINUED)

4. This Agreement provides temporary life insurance coverage in the event of the death of Primary Insured. It does not provide any coverage for other benefits which may be applied for, including but not limited to, waiver of premium or accidental death benefits or coverage.

5. There is no coverage under this Agreement if a Primary Insured dies by suicide. In that event, the Company's liability will be limited to a refund of the premium payment.

6. There is no coverage under this Agreement if the check or draft submitted as payment is not honored on the first presentation to the bank.

7. Only an officer of the Company can make, modify, or alter any of the provisions of this Agreement.

HEALTH QUESTIONS

Has the Primary Insured:

1. Within the past 90 days, other than for pregnancy or childbirth, been admitted to or treated at a hospital or other medical facility, been advised to be admitted, or had surgery performed or recommended?

            Yes            No

2. Within the past 2 years had or been treated for heart disease, chest pain, stroke, cancer, alcohol or drug use, immune system disorder or had such treatment recommended by a physician or medical practitioner?

            Yes            No

NOTE: If either Question #1 or Question #2 above is answered "Yes" or left blank, no coverage will take effect under this Temporary Insurance Agreement and any premium received will be refunded.

DECLARATIONS

Each of the undersigned declares, understands and agrees that:

- The answers provided above are complete and true to the best of his/her knowledge and belief.

- If the answers to the Health Questions contained in this Agreement or the Application are incorrect, incomplete or untrue, the Company will have the right to deny benefits under this Agreement.

X                                         Date:
     -----------------------------------          ------------------------------
     Proposed Primary Insured Signature

X                                         Date:
     -----------------------------------          ------------------------------
     Proposed Policy Owner Signature
     (if other than the Proposed
     Insured)

RECEIPT OF PAYMENT

A premium payment of $             has been submitted with the Application or
Request. Additional premium may be required upon Policy delivery.

All premium checks must be made payable to Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Do not make check(s) payable to the Agent or leave the payee blank.

X                                         Date:
     -----------------------------------          ------------------------------
     Agent Signature

                                  OWNER'S COPY

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                                    85

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                         REPORT                     ACCOUNTING PERIOD               DUE DATE
----------------------------------------------------------------------------------------------------------
1.    New Business*                                     Monthly        30th day after month end
      (New issues only -- first time
      policy reported to the Reinsurer)
2.    Renewal Business*                                 Monthly        30th day after month end
      (Policies with renewal dates
      within the Accounting Period)
3.    Changes & Terminations*                           Monthly        30th day after month end
      (includes conversions, replacements
      reinstatements, increases, decreases,
      recaptures, lapses, claims, etc.)
4.    Inforce List                                      Monthly        30th day after month end
      (Listing of each policy in force)
5.    Statutory Reserves                               Quarterly       30th day after quarter end
6.    Policy Exhibit                                    Monthly        30th day after month end

------------

* Policy record details for new business, renewal business, and changes and terminations (Reports 1, 2, and 3 above) may be reported as separate reports or combined into one report, provided, the required data elements continue to be satisfied.

REPORTING SYSTEM:

The system used by the Ceding Company to administer its reinsurance is: TAI.

NOTE:

Certain policy transactions, such as increases, are coded in the policy administration system as riders, although they do not correspond to filed rider forms.

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
                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

MINIMUM DATA REQUIREMENTS

                          INFORCE AND TRANSACTION FILE

Company                    Identifies the Ceding Company
Policy                     Policy number which is part of the policy key
Coverage/rider             Coverage number which is part of the policy key. This
                           number is used to identify specific policy coverage.
Cession ID                 This field contains the number assigned to this
                           cession by the Reinsurer
Transaction Sequence       This field indicates the transaction record(s)
                           created during the month.
Line of Business           This field indicates the line of business the policy
                           falls under.
Reinsurance Company        Two character reinsurance company ID code that
                           identifies the Reinsurer.
Reporting Company          Identifies the company used for reporting purposes.
                           Will be the same as the Reinsurance Company.
Transaction Type           Identifies the type of transaction being reported on
                           the Transaction extract.
Transaction Count          This field is used on the Transaction extract to
                           identify the addition or termination of a cession.
Reinsurance From Date      This field contains the beginning date of the period
                           covered by this record. The premiums on the
                           Transaction record cover the period beginning with
                           the From Date through the To Date.
Reinsurance To Date        This field contains the end date of the period
                           covered by a record.
Date Reported              On the Transaction extract, this is the month the
                           transaction was reported.
Mode                       Identifies the mode of reinsurance premium payment.
Policy Duration            The duration at issue is 01.
Reinsurance Duration       Contains the reinsurance duration. It may differ from
                           the policy duration if the cession is a continuation.
Cession Number             Hartford does not currently use. Defaults to spaces.
Policy Date                This field contains the issue date of the policy.
Reinsurance Date           This field contains the issue date of the
                           reinsurance. For most cessions it is the same as the
                           policy date. For continuations, it contains the issue
                           date of the original coverage.
Issue State                This field contains a two-letter abbreviation of the
                           state or province of issue. Used to determine unisex
                           rates.
Resident State             This field contains a two-letter abbreviation of the
                           state or province of issue. Used to compute premium
                           tax reimbursement if applicable.
Joint Type                 Identifies Joint business type

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                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Joint Age                  Used for joint coverages using a joint equivalent age
                           for rate searches.
Auto/Fac Indicator         Indicates whether the policy is ceded on an Automatic
                           or Facultative basis.
Death Benefit Option       This field contains the option chosen by the insured
                           for death proceeds payment.
Participation code         This field indicates whether the business is Non
                           Participating (N) or Participating (P).
Issue Type                 Identifies how a cession was issued. (New business or
                           Continuation)
Underwriting Method        Identifies the type of underwriting used to issue the
                           coverage.
Treaty Number              This field contains the TAI system treaty number
Reinsurance Type           This field is a one-character code that identifies
                           the type of reinsurance. (Y=YRT, C=Coinsurance &
                           M=Modco.)
Plan                       This field contains the coverage plan code.
Product code               This field contains the product type code.
Product code 1             For Joint Life policies, this field contains the
                           product type code for Insured 1.
Product code 2             For Joint Life policies, this field contains the
                           product type code for Insured 2. (If this is not a
                           Joint Life policy, this field will be blank.)
Currency Code              This field identifies the currency. (USD or CND if
                           applicable)
Last Name -- 1             This field contains the insured's last name. For
                           Joint Life policies, this field contains the last
                           name for Insured 1. (Maximum of 20 characters)
First Name -- 1            This field contains the insured's first name. For
                           Joint Life policies, this field contains the first
                           name for Insured 1. (Maximum of 15 characters)
Middle Initial -- 1        This field contains the insured's middle initial. For
                           Joint Life policies, this field contains the middle
                           initial for Insured 1. (1 character)
Client ID -- 1             This field contains the unique client ID for an
                           insured used to connect lives when calculating
                           retention on a life. For Joint Life policies, this
                           field indicates the client ID for Insured 1. (Maximum
                           of 20 characters)
Insured Status -- 1        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the
                           insured's coverage status for Insured 1.
DOB -- 1                   This field contains the insured's date of birth. For
                           Joint Life policies, this field contains the date of
                           birth for Insured 1.
Sex -- 1                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 1.
Pricing Sex -- 1           This field contains the sex used to compute premiums
                           and allowances. For Joint Life policies, this field contains the pricing sex of Insured 1.

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
                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Age -- 1                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue
                           age for Insured 1.
Class -- 1                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           1.
Mortality -- 1             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 1.
Mortality Duration -- 1    This field contains the duration of the insured's
                           mortality rating. For Joint Life policies, this field
                           contains the duration of the mortality rating for
                           Insured 1.
Temp Flat -- 1             This field contains the temporary flat extra per
                           1000. For Joint Life policies, this field contains
                           the temporary flat extra per 1000 for Insured 1.
Temp Duration -- 1         This field contains the number of years that the
                           temporary flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 1.
Perm Flat -- 1             This field contains the permanent flat extra per
                           1000. For Joint Life policies, this field contains
                           the permanent flat extra per 1000 for Insured 1.
Perm Duration -- 1         This field contains the number of years that the
                           permanent flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 1.
Last Name -- 2             This field contains the insured's last name. For
                           Joint Life policies, this field contains the last
                           name for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.) (Maximum of 20
                           characters)
First Name -- 2            This field contains the insured's first name. For
                           Joint Life policies, this field contains the first
                           name for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.) (Maximum of 15
                           characters)
Middle Initial -- 2        This field contains the insured's middle initial. For
                           Joint Life policies, this field contains the middle
                           initial for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.) (1 character)
Client ID -- 2             This field contains the unique client ID for an
                           insured used to connect lives when calculating
                           retention on a life. For Joint Life policies, this
                           field indicates the client ID for Insured 2. (If this
                           is not a Joint Life policy, this field will be
                           blank.) (Maximum of 20 characters)
Insured Status -- 2        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a Joint Life policy, this field will be blank.)

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

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

DOB -- 2                   This field contains the insured's date of birth. For
                           Joint Life policies, this field contains the date of
                           birth for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Sex -- 2                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Pricing Sex -- 2           This field contains the sex used to compute premiums
                           and allowances. For Joint Life policies, this field
                           contains the pricing sex of Insured 2. (If this is
                           not a Joint Life policy, this field will be blank.)
Age -- 2                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue
                           age for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Class -- 2                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           2. (If this is not a Joint Life policy, this field
                           will be blank.)
Mortality -- 2             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 2. (If this is not a
                           Joint Life policy, this field will be blank.)
Mortality Duration -- 2    This field contains the duration of the insured's
                           mortality rating. For Joint Life policies, this field
                           contains the duration of the mortality rating for
                           Insured 2. (If this is not a Joint Life policy, this
                           field will be blank.)
Temp Flat -- 2             This field contains the temporary flat extra per
                           1000. For Joint Life policies, this field contains
                           the temporary flat extra per 1000 for Insured 2. (If
                           this is not a Joint Life policy, this field will be
                           blank.)
Temp Duration -- 2         This field contains the number of years that the
                           temporary flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 2. (If this is not a Joint Life policy,
                           this field will be blank.)
Perm Flat -- 2             This field contains the permanent flat extra per
                           1000. For Joint Life policies, this field contains
                           the permanent flat extra per 1000 for Insured 2. (If
                           this is not a Joint Life policy, this field will be
                           blank.)
Perm Duration -- 2         This field contains the number of years that the
                           permanent flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 2. (If this is not a Joint Life policy,
                           this field will be blank.)
Policy Face Amount         Indicates the face amount of the total policy.
Retained Amount            This field contains the amount retained on this
                           policy coverage, not on the life.
Ceded Amount               This field contains the policy amount ceded to a
                           specific reinsurer.

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
                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Net Amount at Risk         This field contains the reinsured net amount at risk
                           (NAR) for a specific reinsurer.
Benefit Mortality          ADB or Waiver mortality.
Premium                    This field contains the reinsurance premium.
Allowance                  This field contains the reinsurance allowance.
Flat extra type            This field indicates whether there is a temporary
                           flat extra (T) or a permanent flat extra (P) being
                           charged.
Premium Tax                If premium tax is reimbursed, this field contains the
                           tax amount.
Cash Value                 If applicable, this field is used to recover
                           coinsured cash values from the Reinsurer.
Benefit                    If applicable, this field is used to recover benefits
                           from the Reinsurer.
Dividend                   If applicable, this field contains the reinsurer's
                           share of the direct dividend.
Policy Fee                 This field contains the reinsurance policy fee.
Continuation Original      This field indicates the ceding company on the
Company                    original policy. (Used for conversions only.)
Continuation Original      This field indicates the policy number for the
Policy                     original policy. (Used for conversions only.)
Continuation Original      This field indicates the coverage/rider for the
Coverage/Rider             original policy. (Used for conversions only.)
Message                    An informational message may be manually added to a
                           policy by the Ceding Company.
Image switch               Hartford does not currently use. Defaults to spaces.
Policy Fee Allowance       This field contains the reinsurance policy fee
                           allowance.
Location Code              Hartford does not currently use. Defaults to spaces.
Treaty Reference Number    Upon request, this field contains the Reinsurer's
                           treaty number.
Claim                      Hartford does not currently use. Defaults to spaces.
Policy Status              This field identifies the status of the cession.
Policy Master Smoker -- 1  Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master
                           smoker class for Insured 1.
Policy Master Smoker -- 2  Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master
                           smoker class for Insured 2. (If this is not a Joint
                           Life policy, this field will be blank.)
Policy Effective Date      This field contains the effective date of the
                           reinsurance.
Policy Application Date    This field indicates the date the insured signed the
                           application.
NAR Type                   This field indicates the method used in determining
                           the Total Net Amount at Risk (as defined in Schedule
                           B).

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                                    91

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                              POLICY EXHIBIT FILE*

Company                    Identifies the Ceding Company.
Policy                     Policy number which is part of the policy key.
Coverage/rider             Coverage number which is part of the policy key. This
                           number is used to identify a specific policy
                           coverage.
Cession ID                 This field contains the number assigned to this
                           cession by the Reinsurer.
Line of Business           This field indicates the line of business the policy
                           falls under.
Report Date                This is the month the transaction was reported.
Reinsurance Company        Two character reinsurance company ID code that
                           identifies the Reinsurer.
Reporting Company          Identifies the company used for reporting purposes.
                           Will be the same as the Reinsurance Company.
Treaty Number              This field contains the TAI system treaty number.
Transaction Type           Identifies the type of transaction being reported on
                           the Transaction extract.
Policy Count               Each New Business, Continuation & Reinstatement will
                           be assigned a count of 1, Terminations will be
                           assigned -- 1 and Renewals/NAR changes will be
                           assigned 0.
Base Ceded Amount          This field contains the policy base amount ceded.
ADB ceded Amount           This field contains the policy ADB amount ceded.
Waiver Ceded Amount        This field contains the policy waiver amount ceded.
Net Amount at Risk         The reinsured net amount at risk (NAR).
Plan                       This field contains the coverage plan code.
Auto/Fac Indicator         Indicates whether the policy is ceded on an Automatic
                           or Facultative basis.
Reinsurance Type           This field is a one-character code that identifies
                           the type of reinsurance. (Y = YRT, C = Coinsurance &
                           M = Modco.)
Currency Code              This field identifies the currency. (USD or CND if
                           applicable)

* The Policy Exhibit will include a summary of reinsurance movement for a given period categorized by transactions type. This summary provides the Cession Count, Ceded Amount and Net Amount at Risk at the beginning of the reporting period, a summary of the transactions occurring during the report period as well as what is in force as of the ending of the report period.

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
                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                                  RESERVE FILE

Company                    Identifies the Ceding Company
Policy                     Policy number which is part of the policy key
Coverage/rider             Coverage number which is part of the policy key. This
                           number is used to identify a specific policy
                           coverage.
Cession ID                 This field contains the number assigned to this
                           cession by the Reinsurer
Benefit Type               This field is the reserve type. 1 = Life, 2 = ADB, 3
                           = Waiver, 4 = Flat Extras, 5 = Substandard
Calc Method                Hartford's TAI Valuation Method 1 = Frasier Reserve +
                           1/2 cx, E = Coinsurance Reserve, H = Half Premium, L
                           = Factor FLX1, X = 1/2 cx
Reinsurance Company        Two character reinsurance company ID code that
                           identifies the Reinsurer.
Reporting Company          Identifies the company used for reporting purposes.
                           Will be the same as the Reinsurance Company.
Line of Business           This field indicates the line of business the policy
                           falls under. (L = Life)
Treaty Number              This field contains the TAI system treaty number
Plan                       This field contains the coverage plan code.
Auto/Fac Indicator         Indicates whether the policy is ceded on an Automatic
                           or Facultative basis.
Product code               This field contains the product type code.
Joint Type                 Identifies Joint business Type
Joint Method Switch        Identifies TAI Frasier method calculation
Mode                       Identifies the mode of reinsurance premium payment.
Cession Status             This field identifies the status of the cession.
Reinsurance Type           This field is a one-character code that identifies
                           the type of reinsurance.
Duration                   Contains the reinsurance duration. It may differ from
                           the policy duration if the cession is a continuation.
Participation code         This field indicates whether the business is Non
                           participating (N) or Participating (P).
Policy Date                This field contains the issue date of the policy.
Reinsurance To Date        This field contains the end date of the period
                           covered by a record.
Policy Face Amount         Indicates the face amount of the total policy.
Ceded Amount               This field contains the policy amount ceded to a
                           specific reinsurer
Net Amount at Risk         This field contains the reinsured net amount at risk
                           (NAR) for a specific reinsurer.
Premium                    This field contains the reinsurance premium.
Reserve Percent            Value appears on Coinsurance business only
Cession Count              Cession count only appears under Life (Base), not
                           benefits.
Age Basis                  Nearest/Closest (C), Last (L), Next (N)
Insured Status -- 1        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the insured's coverage status for Insured 1.
Age -- 1                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue age for Insured 1.

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                                    93

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Class -- 1                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           1.
Sex -- 1                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 1.
Mortality -- 1             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 1.
Insured Status -- 2        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the
                           insured's coverage status for Insured 2. (If this is
                           not a Joint Life policy, this field will be blank.)
Age -- 2                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue
                           age for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Class -- 2                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           2. (If this is not a Joint Life policy, this field
                           will be blank.)
Sex -- 2                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Mortality -- 2             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 2. (If this is not a
                           Joint Life policy, this field will be blank.)
Reserve                    Statutory or Tax Reserve for each coverage.
Reserve Interest Rate      This field identifies the Interest Rate used when
                           calculating reserves.
Reserve Factor             Applicable Mortality Basis YRT Factor
Factor Pointer             TAI specific field to identify applicable mortality
                           table used when calculating reserves.
Attained Age               TAI specific field. Default is 1
Setback                    TAI specific field. Default is zero
Class Switch               TAI specific field. Valuation Class (D = Distinct)
Curtate Switch             This field indicates whether reserves are on a
                           curtate or continuous basis.
Caption                    Hartford's TAI Valuation Method
Error Code                 Informational field used by Hartford -- Usually Blank
Reserve Class 1            This field contains insured's smoker class. For Joint
                           Life policies, this field contains the class for
                           Insured 1.
Reserve Class 2            This field contains insured's smoker class. For Joint
                           Life policies, this field contains the class for
                           Insured 2. (If this is not a Joint Life policy, this
                           field will be blank.)
Currency Code              This field identifies the currency. (USD or CND if
                           applicable)
Valuation Interest         TAI assigned field that is used to read applicable
Pointer                    interest rates when calculating 1/2 cx reserves.
NAR Type                   This field indicates the method used in determining
                           the Total Net Amount at Risk (as defined in Schedule
                           B).

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
                                  AMENDMENT 1
                             EFFECTIVE JULY 1, 2009

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to include certain policies which were issued by the Ceding Company between October 1, 2008 and March 1, 2009 and ceded to the Reinsurer under the applicable reinsurance treaty that was accepting new business on those dates; and

WHEREAS, the policies qualified as special cessions based on the following criteria:

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged,

1. The Ceding Company shall cede and the Reinsurer shall accept the risk on the following policies, effective as of the reinsurance effective dates specified below, in accordance with the terms of this Agreement; and

2. Reinsurance Premiums for such policies shall be calculated on a point-in-scale basis in accordance with Exhibit I.

Allocation Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 1 -- Effective July 1, 2009

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of July 1, 2009.

SWISS RE LIFE & HEALTH AMERICA INC.

By:    /s/ Kenneth [ILLEGIBLE]              Attest: /s/ [ILLEGIBLE]
       -----------------------------------         ----------------------------
Name:  Kenneth [ILLEGIBLE]                  Name:  [ILLEGIBLE]
Title: Vice President                       Title: Vice President
Date:  3-3-10                               Date:  3/3/2010

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Richard Smolinski                Attest: /s/ Michael Roscoe
       -----------------------------------         ----------------------------
Name:  Richard Smolinski                    Name:  Michael Roscoe
Title: Assistant Vice President & Actuary   Title: Senior Vice President
Date:  3/15/2010                            Date:  3/15/2010

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 1 -- Effective July 1, 2009

                                  AMENDMENT 2
                            EFFECTIVE MARCH 5, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

              SWISS RE LIFE AND HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to add the following new Single Life Plans of Insurance:

-   Hartford Bicentennial UL Founders II

-   Hartford Bicentennial UL Founders II Extended Value Option

and the following Rider:

-   Owner Designated Settlement Option Rider.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 2 -- Effective March 5, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of March 5, 2010.

SWISS RE LIFE AND HEALTH AMERICA INC.

By:     /s/ [ILLEGIBLE]               Attest: /s/ [ILLEGIBLE]
        ----------------------------          ----------------------------
Name:   [ILLEGIBLE]                   Name:   [ILLEGIBLE]
Title:  Vice President                Title:  Vice President
Date:   4-14-10                       Date:   4-14-10

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Richard Smolinski         Attest: /s/ Mike Roscoe
        ----------------------------          ----------------------------
Name:   Richard Smolinski             Name:   Mike Roscoe, FSA, MAAA
Title:  Assistant Vice President &    Title:  Senior Vice President
        Actuary                               Individual Life Product
                                              Management
Date:   4/16/2010                     Date:   4/20/2010

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 2 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                       NAR
BASE POLICY                                     VALUATION MORTALITY TABLE(S)          TYPE*
----------------------------------------------------------------------------------------------
Stag UL                                   1980 CSO M/F S/NS Ultimate ALB                A
Hartford Bicentennial UL Founders         2001 CSO M/F S/NS Ultimate ANB                A
Hartford UL CV                            1980 CSO M/F S/NS Ultimate ALB                A
Stag Wall Street VUL                      1980 CSO M/F S/NS Ultimate ALB                A
Stag Protector II VUL                     1980 CSO M/F S/NS Ultimate ALB                A
Hartford Leaders VUL Legacy               2001 CSO M/F Composite Ultimate ANB           A
Stag Accumulator II VUL                   1980 CSO M/F Unismoke Ultimate ALB            A
Hartford Leaders VUL Liberty (a)          1980 CSO M/F Unismoke Ultimate ANB            A
Hartford Leaders VUL Liberty (b)          2001 CSO M/F Composite Ultimate ANB           A
Life Solutions II UL (a)                  1980 CSO M/F S/NS Ultimate ALB                A
Life Solutions II UL (b)                  2001 CSO M/F S/NS Ultimate ALB                A
Hartford Advanced Universal Life          2001 CSO M/F S/NS Ultimate ALB                B
Hartford Bicentennial UL Freedom          2001 CSO M/F S/NS Ultimate ANB                B
Hartford Quantum II VUL (a)               2001 CSO M/F S/NS Ultimate ALB                A
Hartford Quantum II VUL (b)               2001 CSO M/F S/NS Ultimate ANB                A
Hartford Extraordinary Whole Life (a)     2001 CSO M/F S/NS Ultimate ALB                A
Hartford Extraordinary Whole Life (b)     2001 CSO M/F S/NS Ultimate ANB                A
Hartford Bicentennial UL Founders II      2001 CSO M/F S/NS Ultimate ANB                A
Hartford Bicentennial UL Founders II
Extended Value Option                     2001 CSO M/F S/NS Ultimate ANB                A

RIDERS PROVIDING DEATH BENEFITS      RIDERS THAT PROVIDE ADDITIONAL
THAT ARE ELIGIBLE FOR REINSURANCE:   BENEFITS BUT THAT ARE NOT ELIGIBLE
                                     FOR REINSURANCE:
                                     Accidental Death Benefit (ADB)
                                     Rider
Primary Insured Term Rider           Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life      LifeAccess Accelerated Ben. Rider
Rider                                (LAABR)
Cost of Living Adjustment (COLA)     Policy Continuation Rider
Rider
                                     Policy Protection Rider (PPR)
                                     Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term riders       Lifetime No Lapse Guarantee Rider
above is C.
For COLA Rider, NAR Type follows     Guar. Min. Accum. Benefit (GMAB)
                                     Rider
Base Policy to which it is           Paid-Up Life Insurance Rider
attached.
                                     Conversion Option Rider
                                     Overloan Protection Rider
* NAR Type is described in Schedule  Waiver of Specified Amount (WSA)
B.                                   Rider
                                     Waiver of Monthly Deductions (WMD)
                                     Rider
                                     Children's Life Insurance Rider
                                     Foreign Travel Exclusion Rider
                                     Estate Tax Repeal Benefit Rider
                                     Modified Surrender Value Rider

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 2 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 15, 2010

                                     RIDERS THAT PROVIDE ADDITIONAL
                                     BENEFITS BUT THAT ARE NOT ELIGIBLE
                                     FOR REINSURANCE (CONTINUED):
                                     Cash Surrender Value Endorsement
                                     Automatic Premium Payment Rider
                                     Additional Premium Rider
                                     Qualified Plan Rider
                                     Owner Designated Settlement Option
                                     Rider

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 2 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider:  Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 2 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 15, 2010

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 2 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

                                                            NAR
BASE POLICY           VALUATION MORTALITY TABLE(S)         TYPE*
------------------------------------------------------------------------
Hartford Leaders VUL  2001 CSO M/F S/NS Select &             A
Joint Legacy          Ultimate ALB
Hartford Leaders VUL  2001 CSO M/F S/NS Select &             A
Joint Legacy II       Ultimate ANB
Hartford Advanced     2001 CSO M/F S/NS Select &             B
Last Survivor UL      Ultimate ALB
Hartford              2001 CSO M/F S/NS Select &             B
Bicentennial UL       Ultimate ALB
Joint Freedom
Hartford              2001 CSO M/F S/NS Select &             B
Bicentennial UL       Ultimate ANB
Joint Freedom II

------------

*   NAR Type is described in Schedule B.

RIDERS PROVIDING DEATH BENEFITS      RIDERS THAT PROVIDE ADDITIONAL
THAT ARE ELIGIBLE FOR REINSURANCE    BENEFITS BUT THAT ARE NOT ELIGIBLE
                                     FOR REINSURANCE:
Estate Protection Rider (NAR Type    LS Exchange Option Rider
is C)
                                     Policy Protection Rider
                                     Estate Tax Repeal Rider
                                     Foreign Travel Exclusion Rider
                                     Guar. Min. Accum. Benefit (GMAB)
                                     Rider
                                     Paid-Up Life Insurance Rider
                                     Owner Designated Settlement Option

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 2 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 2 -- Effective March 5, 2010

                                  AMENDMENT 3
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to add Annual Renewable Term as a Base Policy available for coverage for facultative submissions; and

WHEREAS, the Ceding Company and the Reinsurer wish to provide for approximate Net Amount at Risk (NAR) Type B reporting in certain circumstances; and

WHEREAS, the Ceding Company and the Reinsurer wish to reflect the correct Valuation Mortality Tables associated with Last Survivor Plans of Insurance; and

WHEREAS, the Ceding Company and the Reinsurer wish to correct the Reinsurer's Quota Share Percentage for NAR2 (ReinsQS2%).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Section III. A, Automatic Reinsurance, is hereby amended to include the following Section III.A. 11:

       11.  The policy is not an Annual Renewable Term policy.

3. Article VII, Reinsurance Reporting, is deleted in its entirety and replaced with the attached, revised Article VII.

4. Schedule A is deleted in its entirety and replaced with the attached, revised Schedule A.

5. Schedule B is deleted in its entirety and replaced with the attached, revised Schedule B.

6. Exhibit II is deleted in its entirety and replaced with the attached, revised Exhibit II.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

SWISS RE LIFE & HEALTH AMERICA INC.

By:     /s/ [ILLEGIBLE]                 Attest: /s/ Jeremy Lane
        ------------------------------          ------------------------------
Name:   [ILLEGIBLE]                     Name:   Jeremy Lane
Title:  Senior Vice President           Title:  Vice President
Date:   April 7, 2011                   Date:   4/7/2011

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Richard Smolinski           Attest: /s/ Michael Roscoe
        ------------------------------          ------------------------------
Name:   Richard Smolinski, FSA, MAAA    Name:   Michael Roscoe, FSA, MAAA
Title:  Asst. Vice President and        Title:  Senior Vice President
        Actuary Individual Life                 Individual Life Product
        Product Management                      Management
Date:   4/28/2011                       Date:   4/29/2011

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                  ARTICLE VII

                             REINSURANCE REPORTING

A.  Accounting Statements and Other Reports

Within thirty (30) days after the close of each calendar month, the Ceding Company shall provide the Reinsurer an accounting statement. The Ceding Company shall also provide the Reinsurer with additional reports as provided in Exhibit VII.

For Automatic and Facultative Reinsurance becoming effective during the calendar month, the Ceding Company will notify the Reinsurer of such new reinsurance business in the succeeding monthly report. However, the first three monthly reports under this Agreement will be sent within one hundred twenty (120) days after the due date of the first monthly report.

The Ceding Company may provide an estimated Net Amount at Risk for new reinsurance business in the first monthly report in which such business appears. In the event that the Ceding Company provides an estimated Net Amount at Risk, it shall provide an actual Net Amount at Risk in subsequent monthly reports.

Additional reports reasonably requested by a Party will be provided by the other Party in a timely manner.

B.  Reporting Format and Medium

The information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be in a format, and transmitted using a medium, mutually agreeable to the Parties. As of the Effective Date of this Agreement, the information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be on a self-administered reporting basis as set out in Exhibit VII.

The Ceding Company shall inform the Reinsurer at least one month in advance of any change in the reporting format or data prior to its use in reports to the Reinsurer. The Ceding Company shall provide the Reinsurer with a test file containing such a change prior to its implementation in the production of reports.

C.  Reporting Delays

The Ceding Company shall inform the Reinsurer of any material delays.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                         SINGLE LIFE PLANS OF INSURANCE

                                                                         NAR
BASE POLICY                         VALUATION MORTALITY TABLE(S)        TYPE*
-----------------------------------------------------------------------------
Stag UL                             1980 CSO M/F S/NS Ultimate ALB       A
Hartford Bicentennial UL Founders   2001 CSO M/F S/NS Ultimate ANB       A
Hartford UL CV                      1980 CSO M/F S/NS Ultimate ALB       A
Stag Wall Street VUL                1980 CSO M/F S/NS Ultimate ALB       A
Stag Protector II VUL               1980 CSO M/F S/NS Ultimate ALB       A
Hartford Leaders VUL Legacy         2001 CSO M/F Composite Ultimate      A
                                    ANB
Stag Accumulator II VUL             1980 CSO M/F Unismoke Ultimate ALB   A
Hartford Leaders VUL Liberty (a)    1980 CSO M/F Unismoke Ultimate ANB   A
Hartford Leaders VUL Liberty (b)    2001 CSO M/F Composite Ultimate      A
                                    ANB
Life Solutions II UL (a)            1980 CSO M/F S/NS Ultimate ALB       A
Life Solutions II UL (b)            2001 CSO M/F S/NS Ultimate ALB       A
Hartford Advanced Universal Life    2001 CSO M/F S/NS Ultimate ALB       B
Hartford Bicentennial UL Freedom    2001 CSO M/F S/NS Ultimate ANB       B
Hartford Quantum II VUL (a)         2001 CSO M/F S/NS Ultimate ALB       A
Hartford Quantum II VUL (b)         2001 CSO M/F S/NS Ultimate ANB       A
Hartford ExtraOrdinary Whole Life   2001 CSO M/F S/NS Ultimate ALB       A
(a)
Hartford ExtraOrdinary Whole Life   2001 CSO M/F S/NS Ultimate ANB       A
(b)
Annual Renewable Term               2001 CSO M/F S/NS Ultimate ANB       C

RIDERS PROVIDING DEATH BENEFITS      RIDERS THAT PROVIDE ADDITIONAL
THAT ARE ELIGIBLE FOR REINSURANCE:   BENEFITS BUT THAT ARE NOT ELIGIBLE
                                     FOR REINSURANCE:
                                     Accidental Death Benefit (ADB)
                                     Rider
Primary Insured Term Rider           Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life      LifeAccess Accelerated Ben. Rider
Rider                                (LAABR)
Cost of Living Adjustment (COLA)     Policy Continuation Rider
Rider
                                     Policy Protection Rider (PPR)
                                     Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term riders       Lifetime No Lapse Guarantee Rider
above is C.
For COLA Rider, NAR Type follows     Guar. Min. Accum. Benefit (GMAB)
                                     Rider
Base Policy to which it is           Paid-Up Life Insurance Rider
attached.
                                     Conversion Option Rider
                                     Overloan Protection Rider
* NAR Type is described in Schedule  Waiver of Specified Amount (WSA)
B.                                   Rider
                                     Waiver of Monthly Deductions (WMD)
                                     Rider
                                     Children's Life Insurance Rider
                                     Foreign Travel Exclusion Rider
                                     Estate Tax Repeal Benefit Rider
                                     Modified Surrender Value Rider

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT
ELIGIBLE FOR REINSURANCE (CONTINUED):

Cash Surrender Value Endorsement
Automatic Premium Payment Rider
Additional Premium Rider
Qualified Plan Rider

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall BE liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                        LAST SURVIVOR PLANS OF INSURANCE

BASE POLICY                           VALUATION MORTALITY TABLE(S)      NAR
                                                                       TYPE*
----------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy   2001 CSO M/F S/NS Ultimate ALB       A
Hartford Leaders VUL Joint Legacy   2001 CSO M/F S/NS Ultimate ANB       A
II
Hartford Advanced Last Survivor UL  2001 CSO M/F S/NS Ultimate ALB       B
Hartford Bicentennial UL Joint      2001 CSO M/F S/NS Ultimate ALB       B
Freedom
Hartford Bicentennial UL Joint      2001 CSO M/F S/NS Ultimate ANB       B
Freedom II

* NAR Type is described in Schedule B.

RIDERS PROVIDING DEATH BENEFITS      RIDERS THAT PROVIDE ADDITIONAL
THAT ARE ELIGIBLE FOR REINSURANCE    BENEFITS BUT THAT ARE NOT ELIGIBLE
                                     FOR REINSURANCE:
Estate Protection Rider (NAR Type    LS Exchange Option Rider
is C)
                                     Policy Protection Rider
                                     Estate Tax Repeal Rider
                                     Foreign Travel Exclusion Rider
                                     Guar. Min. Accum. Benefit (GMAB)
                                     Rider
                                     Paid-Up Life Insurance Rider

Rider Descriptions (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider:  Same as Single Life riders.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL):  As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL):  As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR):  As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE*

TOTAL NET AMOUNT AT RISK (TOTNAR) =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

Working Reserve = (i) x (ii) / (iii), and

* In cases where the current Working Reserve is not available, the Ceding Company may estimate such amount using either the most recent Working Reserve or the Account Value.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE* (CONTINUED)

For NAR TYPE C, Death Benefit.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

MINIMUM REINSURANCE CESSION:         AUTOMATIC:
                                     FACULTATIVE:

LEAD REINSURER: Swiss Re Life & Health America Inc.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #3 -- Effective 10/1/2008

                                  AMENDMENT 4
                             EFFECTIVE JULY 1, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")
                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to include re-priced versions of the Hartford Bicentennial UL Freedom and Hartford Bicentennial UL Joint Freedom II products in the Agreement, for policies issued on or after the effective date of this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. The above recitals are true and accurate and are incorporated herein.

       2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 4 -- Effective July 1, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of July 1, 2010.

SWISS RE LIFE & HEALTH AMERICA INC.

By:     /s/ Senan O'Loughlin          Attest: /s/ Audrey Chervansky
        ----------------------------          ----------------------------
Name:   Senan O'Loughlin              Name:   Audrey Chervansky
Title:  Senior Vice President         Title:  Vice President
Date:   August 2 2010                 Date:   August 2, 2010

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Richard Smolinski         Attest: /s/ Michael Roscoe
        ----------------------------          ----------------------------
Name:   Richard Smolinski             Name:   Michael Roscoe
Title:  Assistant Vice President &    Title:  Senior Vice President &
        Actuary                               Actuary
Date:   8/16/2010                     Date:   8/16/2010

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 4 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                           NAR
BASE POLICY                      VALUATION MORTALITY TABLE(S)             TYPE*
--------------------------------------------------------------------------------
Stag UL                 1980 CSO M/F S/NS Ultimate ALB                      A
Hartford Bicentennial   2001 CSO M/F S/NS Ultimate ANB                      A
UL Founders
Hartford UL CV          1980 CSO M/F S/NS Ultimate ALB                      A
Stag Wall Street VUL    1980 CSO M/F S/NS Ultimate ALB                      A
Stag Protector II VUL   1980 CSO M/F S/NS Ultimate ALB                      A
Hartford Leaders VUL    2001 CSO M/F Composite Ultimate ANB                 A
Legacy
Stag Accumulator II     1980 CSO M/F Unismoke Ultimate ALB                  A
VUL
Hartford Leaders VUL    1980 CSO M/F Unismoke Ultimate ANB                  A
Liberty (a)
Hartford Leaders VUL    2001 CSO M/F Composite Ultimate ANB                 A
Liberty (b)
Life Solutions II UL    1980 CSO M/F S/NS Ultimate ALB                      A
(a)
Life Solutions II UL    2001 CSO M/F S/NS Ultimate ALB                      A
(b)
Hartford Advanced       2001 CSO M/F S/NS Ultimate ALB                      B
Universal Life
Hartford Bicentennial   2001 CSO M/F S/NS Ultimate ANB                      B
UL Freedom (a)
Hartford Bicentennial   2001 CSO M/F S/NS Ultimate ANB                      A
UL Freedom (b)
Hartford Quantum II     2001 CSO M/F S/NS Ultimate ALB                      A
VUL (a)
Hartford Quantum II     2001 CSO M/F S/NS Ultimate ANB                      A
VUL (b)
Hartford ExtraOrdinary  2001 CSO M/F S/NS Ultimate ALB                      A
Whole Life (a)
Hartford ExtraOrdinary  2001 CSO M/F S/NS Ultimate ANB                      A
Whole Life (b)
Hartford Bicentennial   2001 CSO M/F S/NS Ultimate ANB                      A
UL Founders II
Hartford Bicentennial   2001 CSO M/F S/NS Ultimate ANB                      A
UL Founders II
Extended Value Option
Annually Renewable      2001 CSO M/F S/NS Ultimate ANB                      C
Term (ART)

------------

*   NAR Type is described is schedule B.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 4 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

                         SINGLE LIFE PLANS OF INSURANCE

RIDERS PROVIDING DEATH BENEFITS THAT    RIDERS THAT PROVIDE ADDITIONAL
ARE ELIGIBLE FOR REINSURANCE:           BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
                                        REINSURANCE:

                                        Accidental Death Benefit (ADB) Rider
Primary Insured Term Rider              Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life Rider   LifeAccess Accelerated Ben. Rider
                                        (LAABR)
Cost of Living Adjustment (COLA) Rider  Policy Continuation Rider
                                        Policy Protection Rider (PPR)
                                        Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term riders above    Lifetime No Lapse Guarantee Rider
is C. For COLA Rider, NAR Type follows  Guar. Min. Accum. Benefit (GMAB) Rider
Base Policy to which it is attached.    Paid-Up Life Insurance Rider
                                        Conversion Option Rider
                                        Overloan Protection Rider
Waiver of Specified Amount (WSA) Rider  Waiver of Monthly Deductions (WMD)
                                        Rider
                                        Children's Life Insurance Rider
                                        Foreign Travel Exclusion Rider
                                        Estate Tax Repeal Benefit Rider
                                        Modified Surrender Value Rider
                                        Cash Surrender Value Endorsement
                                        Automatic Premium Payment Rider
                                        Additional Premium Rider
                                        Qualified Plan Rider
                                        Owner Designated Settlement Option
                                        Rider

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 4 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 4 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider:  Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 4 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

BASE POLICY                                               VALUATION MORTALITY TABLE(S)        NAR TYPE*
-------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy                   2001 CSO M/F S/NS Ultimate ALB               A
Hartford Leaders VUL Joint Legacy II                2001 CSO M/F S/NS Ultimate ANB               A
Hartford Advanced Last Survivor UL                  2001 CSO M/F S/NS Ultimate ALB               B
Hartford Bicentennial UL Joint Freedom              2001 CSO M/F S/NS Ultimate ALB               B
Hartford Bicentennial UL Joint Freedom II (a)       2001 CSO M/F S/NS Ultimate ANB               B
Hartford Bicentennial UL Joint Freedom II (b)       2001 CSO M/F S/NS Ultimate ANB               A

------------

*   NAR Type is described in Schedule B

RIDERS PROVIDING DEATH BENEFITS THAT     RIDERS THAT PROVIDE ADDITIONAL
ARE ELIGIBLE FOR REINSURANCE             BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
                                         REINSURANCE:

Estate Protection Rider (NAR Type is C)  LS Exchange Option Rider
                                         Policy Protection Rider
                                         Estate Tax Repeal Rider
                                         Foreign Travel Exclusion Rider
                                         Guar. Min. Accum. Benefit (GMAB) Rider
                                         Paid-Up Life Insurance Rider
                                         Owner Designated Settlement Option

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 4 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider:  Same as Single Life riders.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 4 -- Effective July 1, 2010

                                  AMENDMENT 5
                          EFFECTIVE SEPTEMBER 7, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to include Hartford Frontier Indexed Universal Life and Hartford Frontier Indexed Universal Life Extended Value Option as Base Policies under the Agreement, for policies issued on or after the effective date of this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 5 -- Effective September 7, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of September 7, 2010.

SWISS RE LIFE & HEALTH AMERICA INC.

By:     /s/ [ILLEGIBLE]                 Attest: /s/ [ILLEGIBLE]
        ------------------------------          ------------------------------
Name:   [ILLEGIBLE]                     Name:   [ILLEGIBLE]
Title:  Vice President                  Title:  Vice President
Date:   10/21/2010                      Date:   10/21/10

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Richard Smolinski           Attest: /s/ Paul Fischer
        ------------------------------          ------------------------------
Name:   Richard Smolinski FSA, MAAA     Name:   Paul Fischer, FSA, MAAA
Title:  Asst. Vice President and        Title:  Asst. Vice President and
        Actuary                                 Actuary
        Individual Life Product                 Individual Life Product
        Management                              Management
Date:   11/11/2010                      Date:   11-11-2010

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 5 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                 NAR
BASE POLICY                               VALUATION MORTALITY TABLE(S)          TYPE*
---------------------------------------------------------------------------------------
Stag UL                                   1980 CSO M/F S/NS Ultimate ALB          A
Hartford Bicentennial UL Founders         2001 CSO M/F S/NS Ultimate ANB          A
Hartford UL CV                            1980 CSO M/F S/NS Ultimate ALB          A
Stag Wall Street VUL                      1980 CSO M/F S/NS Ultimate ALB          A
Stag Protector II VUL                     1980 CSO M/F S/NS Ultimate ALB          A
Hartford Leaders VUL Legacy               2001 CSO M/F Composite Ultimate ANB     A
Stag Accumulator II VUL                   1980 CSO M/F Unismoke Ultimate ALB      A
Hartford Leaders VUL Liberty (a)          1980 CSO M/F Unismoke Ultimate ANB      A
Hartford Leaders VUL Liberty (b)          2001 CSO M/F Composite Ultimate ANB     A
Life Solutions II UL (a)                  1980 CSO M/F S/NS Ultimate ALB          A
Life Solutions II UL (b)                  2001 CSO M/F S/NS Ultimate ALB          A
Hartford Advanced Universal Life          2001 CSO M/F S/NS Ultimate ALB          B
Hartford Bicentennial UL Freedom (a)      2001 CSO M/F S/NS Ultimate ANB          B
Hartford Bicentennial UL Freedom (b)      2001 CSO M/F S/NS Ultimate ANB          A
Hartford Quantum II VUL (a)               2001 CSO M/F S/NS Ultimate ALB          A
Hartford Quantum II VUL (b)               2001 CSO M/F S/NS Ultimate ANB          A
Hartford Extraordinary Whole Life (a)     2001 CSO M/F S/NS Ultimate ALB          A
Hartford Extraordinary Whole Life (b)     2001 CSO M/F S/NS Ultimate ANB          A
Hartford Bicentennial UL Founders II      2001 CSO M/F S/NS Ultimate ANB          A
Hartford Bicentennial UL Founders II      2001 CSO M/F S/NS Ultimate ANB          A
Extended Value Option
Annually Renewable Term (ART)             2001 CSO M/F S/NS Ultimate ANB          C
Hartford Frontier Indexed Universal Life  2001 CSO M/F S/NS Ultimate ANB          A
Hartford Frontier Indexed Universal Life
Extended Value Option                     2001 CSO M/F S/NS Ultimate ANB          A

------------

*   NAR Type is described in Schedule B.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 5 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

                         SINGLE LIFE PLANS OF INSURANCE

RIDERS PROVIDING DEATH BENEFITS THAT ARE  RIDERS THAT PROVIDE ADDITIONAL BENEFITS
ELIGIBLE FOR REINSURANCE:                 BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE:
------------------------------------------------------------------------------------
                                          Accidental Death Benefit (ADB) Rider
Primary Insured Term Rider                Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life Rider     LifeAccess Accelerated Ben. Rider (LAABR)
Cost of Living Adjustment (COLA) Rider    Policy Continuation Rider
NOTE: NAR Type for term riders above is   Policy Protection Rider (PPR)
C.
 For COLA Rider, NAR Type follows         Enhanced No Lapse Guarantee Rider
 Base Policy to which it is attached.     Lifetime No Lapse Guarantee Rider
                                          Guar. Min. Accum. Benefit (GMAB) Rider
                                          Paid-Up Life Insurance Rider
                                          Conversion Option Rider
                                          Overloan Protection Rider
                                          Waiver of Specified Amount (WSA) Rider
                                          Waiver of Monthly Deductions (WMD) Rider
                                          Children's Life Insurance Rider
                                          Foreign Travel Exclusion Rider
                                          Estate Tax Repeal Benefit Rider
                                          Modified Surrender Value Rider
                                          Cash Surrender Value Endorsement
                                          Automatic Premium Payment Rider
                                          Additional Premium Rider
                                          Qualified Plan Rider
                                          Owner Designated Settlement Option Rider

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 5 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

Rider Descriptions (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 5 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 5 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                    NAR
BASE POLICY                                   VALUATION MORTALITY TABLE(S)         TYPE*
------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy       2001 CSO M/F S/NS Ultimate ALB               A
Hartford Leaders VUL Joint Legacy II    2001 CSO M/F S/NS Ultimate ANB               A
Hartford Advanced Last Survivor UL      2001 CSO M/F S/NS Ultimate ALB               B
Hartford Bicentennial UL Joint Freedom  2001 CSO M/F S/NS Ultimate ALB               B
Hartford Bicentennial UL Joint Freedom  2001 CSO M/F S/NS Ultimate ANB               B
II (a)
Hartford Bicentennial UL Joint Freedom  2001 CSO M/F S/NS Ultimate ANB               A
II (b)

------------

*   NAR Type is described in Schedule B

RIDERS PROVIDING DEATH BENEFITS THAT ARE  RIDERS THAT PROVIDE ADDITIONAL BENEFITS
ELIGIBLE FOR REINSURANCE                  BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE:
------------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)   LS Exchange Option Rider
                                          Policy Protection Rider
                                          Estate Tax Repeal Rider
                                          Foreign Travel Exclusion Rider
                                          Guar. Min. Accum. Benefit (GMAB) Rider
                                          Paid-Up Life Insurance Rider
                                          Owner Designated Settlement Option

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 5 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 5 -- Effective September 7, 2010

                                  AMENDMENT 6
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")
                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to clarify Section III.A.1 to indicate that the insured must satisfy only one of the requirements listed; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to correct Section III. A.6

WHEREAS, the Ceding Company and the Reinsurer wish to clarify the administrative implications of the Reinsurer's liability for riders or policy features that accelerate the death benefit; and

WHEREAS, the Ceding Company and the Reinsurer wish to outline how Reinsurance Premiums will be calculated in the event of a specific option's election under the Conversion Option Rider; and

WHEREAS, the Ceding Company and the Reinsurer wish to confirm the Reinsurer's liability for policy increases not subject to new underwriting; and

WHEREAS, the Ceding Company and the Reinsurer wish to reaffirm the basis for the minimum amount for a facultative reinsurance application; and

WHEREAS, the Ceding Company and the Reinsurer wish to correct drafting errors in Schedule F; and

WHEREAS, the Ceding Company and the Reinsurer wish to replace Exhibit VII to reflect updated definitions and references.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Article III is hereby deleted in its entirety and replaced with the attached, revised Article III.

3. Section IV.E is hereby deleted in its entirety and replaced with the following Section IV.E:

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

         E. The Reinsurer's liability for reinsurance on each risk will terminate when the Ceding Company's liability terminates, unless it terminates earlier as specified otherwise in this Agreement or later as a result of the full acceleration of the death benefit.

4. Article X is hereby deleted in its entirety and replaced with the attached, revised Article X.

5. Schedule B is hereby deleted in its entirety and replaced with the attached, revised Schedule B.

6. Schedule F is hereby deleted in its entirety and replaced with the attached, revised Schedule F.

7. Exhibit VII is hereby deleted in its entirety and replaced with the attached, revised Exhibit VII.

8. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:      /s/ Jeremy Lane                 Attest:  /s/ Kyle Bauer
         ------------------------------           ------------------------------
Name:    Jeremy Lane                     Name:    Kyle Bauer
Title:   Vice President                  Title:   Assistant Vice President
Date:    7/25/2011                       Date:    7/25/2011

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Paul Fischer                Attest:  /s/ Michael J. Roscoe
         ------------------------------           ------------------------------
Name:    Paul Fischer                    Name:    Michael J. Roscoe
Title:   Assistant Vice President &      Title:   Senior Vice President &
         Actuary                                  Actuary
Date:    8/3/2011                        Date:    8/5/2011

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

                                  ARTICLE III

                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to those Plans of Insurance and Riders set forth in Schedule A that also fall within a category of policies eligible for reinsurance under this Agreement as described in Schedule F. Such reinsurance shall be either on an automatic basis, subject to the requirements set forth in Section A below, on an automatic processing basis, subject to the requirements set forth in Section B below, or on a facultative basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

Once coverage is reinsured on a life under this Agreement, unless the Reinsurer consents, such consent not to be unreasonably withheld, the Ceding Company or its affiliate shall continue to retain its share of each risk on that life, as described in this Agreement and in any other life reinsurance agreement applicable to risk on that life. Any changes to the Ceding Company's retention, and any resulting effect on the Automatic Binding Limits, as specified in
Exhibit II, shall be made by amendment to this Agreement, in accordance with
Section I.B.

Each reinsured risk must be issued with a suicide and contestable period equal to the minimum of (a) two (2) years, (b) the maximum period allowed by applicable law, or (c) a period agreed to in writing by the Reinsurer.

A.  Automatic Reinsurance

For each risk under the policies that meets the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the risk as indicated in Schedule B ("Automatic Pool"). The requirements for Automatic Reinsurance are as follows:

1. Each life, at the time of application, must satisfy one of the following requirements:

         a. have been a legal resident of the United States or Canada for at least six months; or

         b.  be a citizen of the United States or Canada; or

         c. qualify for the Foreign National Underwriting Program as specified in Schedule C.

2. Each risk must be underwritten according to the Ceding Company's Standard Underwriting Practices and Guidelines or one of the special underwriting programs. The Ceding Company's Standard Underwriting Practices and Guidelines as of the Effective Date are described in Schedule E, and the Ceding Company's special underwriting programs as of the Effective Date are described in Schedule C or Schedule D. Changes to such documents will be handled in accordance with
Section XXII.L.

If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

         a. Reinsure the risk automatically under this Agreement with the Reinsurance Premium based on the True Assessed Risk Class; or

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

         b. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

         c.   Decide not to reinsure the risk under this Agreement.

For purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class assessed by the Ceding Company prior to any adjustments made as a result of the Ceding Company's Enhanced Standard or similar special underwriting program.

3. For any risk that is not an Excess Risk, if the Ceding Company submitted any risk on a life of a proposed insured facultatively to the Reinsurer during the last three (3) years:

         a. for reinsurance capacity, then the Ceding Company shall confirm the Reinsurer's available capacity for such risk. Upon receipt of the request, the Reinsurer shall advise the Ceding Company of its available capacity for the life on the same or next following business day. After the Reinsurer has advised the Ceding Company of its available capacity, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may cede to the Reinsurer no more than such amount on an automatic basis; or

         b. for reasons other than reinsurance capacity, and the Reinsurer's assessment of the risk so submitted was:

              (1) the same as, or more favorable than, the Ceding Company's assessment at that time, then, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may cede the risk under this Agreement on an automatic basis at its True Assessed Risk Class; or

              (2) less favorable than the Ceding Company's assessment at that time, then, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may provisionally cede the risk under this Agreement on an automatic basis at its True Assessed Risk Class, provided the Ceding Company then submits the risk to the Reinsurer for review in accordance with Section V.E;

otherwise, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company shall cede the risk under this Agreement on an automatic basis.

For any risk that is an Excess Risk, if any risk on the life of a proposed insured was previously submitted by the Ceding Company on a facultative basis to the Reinsurer or to any other reinsurer, at least three (3) years must have elapsed since that previous risk was submitted facultatively, unless the original reason for submitting facultatively no longer applies.

4. The maximum issue age for each life is 85. For Last Survivor policies, the minimum issue age is 18, for all other policies, the minimum age is 0.

5. The mortality rating on each life does not exceed Table P. However, for Last Survivor policies, one life may be uninsurable if the other life does not exceed Table F.

6. For any Excess Risk, the total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Binding Limit for that life shown in Exhibit II.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

7. For any Excess Risk, the total amount of insurance on each life, in force and applied for in all companies does not exceed the Jumbo Limits as set forth in Exhibit II. For any such life, the total amount of insurance in force includes any amount(s) to be replaced. For the Ceding Company's in-force and applied-for policies on such life, this total amount of insurance includes all scheduled increases in amount of insurance on such policies.

Any amounts of insurance being replaced by the Ceding Company may be deducted from this total amount of insurance only under the following conditions:

         a. Existing permanent insurance is being replaced by the Ceding Company, with or without a Section 1035 exchange, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

         b. Existing term insurance is being replaced by the Ceding Company, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

         c. An internal replacement is being made, where the Ceding Company is replacing an in-force policy with a new policy of equal or greater death benefit.

When the total amount of insurance to be compared with the applicable Jumbo Limit is reduced due to the above conditions, the Ceding Company assumes full responsibility to effect the cancellation of coverage under the replaced policy concurrently with the commencement of coverage under the new policy. The Reinsurer will have no liability for reinsurance coverage on the new policy while both coverages are in effect and shall refund to the Ceding Company all related Reinsurance Premiums for the new policy. However, if reinsurance on the new policy is declined for this reason and the cancellation of coverage under the replaced policy is later effected during the lifetime of the insured, then, upon receipt of the Ceding Company's written notice to this effect, the Reinsurer will again become liable for reinsurance coverage on the new policy as of the effective date of cancellation of coverage under the replaced policy, and Reinsurance Premiums for the new policy will again be payable from that effective date of cancellation.

For any risk that is not an Excess Risk but where the total amount of in-force and applied-for coverage on the life (if last survivor, on either life) with all companies exceeds the applicable Jumbo Limit for that life, the Jumbo Limit will not apply, however, the Ceding Company shall notify the Reinsurer of the risk at the time the coverage is issued.

8. The Ceding Company, or its affiliates, accepts its full retention on each life, as described in this Agreement, taking into account concurrently issued amounts and all other inforce policies with the Ceding Company, applicable to risk on that life.

9. To the best of the Ceding Company's knowledge, the policy is not a stranger-owned life insurance policy (STOLI) or purchased as part of a premium financing program, except for those programs specified in Schedule E or approved in writing by the Reinsurer.

10. If all the other requirements for Automatic Reinsurance are met and the life is a player or coach on a team in the National Hockey League, the National Football League, the National Basketball Association or Major League Baseball, and:

              a. The risk is not an Excess Risk, then the Ceding Company shall notify the Reinsurer of this fact at the time of issue of the risk; or

              b. The risk is an Excess Risk, then, prior to ceding the risk automatically under this Agreement, the Ceding Company must confirm the Reinsurer's available capacity for

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008
                    that risk. The Ceding Company, by telephone call or electronic mail, shall: (i) notify the Reinsurer's Chief Underwriter, or designee, of the life's name, date of birth, sport and team affiliation, the total life insurance in force and to be placed on the life, and the amount of new reinsurance coverage required from the Reinsurer; and (ii) confirm that an application for insurance on the life has been completed. The Reinsurer shall endeavor to inform the Ceding Company of its available capacity for the risk within two business days after such notification and confirmation. After the Reinsurer has advised the Ceding Company of the amount of its available capacity, the Ceding Company may then cede to the Reinsurer no more than that amount on an automatic basis under this Agreement.

11.  The policy is not an Annual Renewable Term policy.

B.  Automatic Processing

If the requirements for Automatic Reinsurance are met for a life except for the requirement stated above in Section A.6, but the total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Processing Limit for that life shown in Exhibit II, then the Ceding Company may submit to the Lead Reinsurer (designated in Schedule B) all information relating to the insurability of that life. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Lead Reinsurer shall review the submitted information to determine if the life should be reinsured by the Automatic Pool and, if so, on what basis. The Lead Reinsurer shall endeavor to provide the Ceding Company with a response within 72 hours of receipt of such information. Approval by the Lead Reinsurer shall be binding on all other current Automatic Pool reinsurers. This process shall be known as Automatic Processing and shall be subject to Exhibit II.

Hereinafter, all references to Automatic Reinsurance, coverage automatically reinsured, and the Automatic Pool will include coverage reinsured through Automatic Processing.

C.  Facultative Reinsurance

If the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are met but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, then the Ceding Company shall submit to the Reinsurer sufficient evidence agreed upon between the Ceding Company and the Reinsurer, relating to the insurability of each life submitted for Facultative Reinsurance. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Reinsurer shall promptly notify the Ceding Company of its declination to offer, its underwriting offer subject to additional requirements, or its final underwriting offer. The final underwriting offer will automatically expire upon the earliest of: (1) the date the policy application is withdrawn; (2) the expiration date specified in the final offer; (3) the date one hundred twenty
(120) days after the date of the final offer; and (4) the date a final offer is accepted and coverage is placed.

Once the Ceding Company has notified the Reinsurer in writing of its acceptance of the Reinsurer's final underwriting offer, then Facultative Reinsurance for the risk under this Agreement will become effective as described below in
Section IV.B.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

                                   ARTICLE X

              POLICY CONVERSIONS, OTHER CHANGES, AND TERMINATIONS

A.  Conversions

A conversion is a policyholder's exercise of a contractual right to replace in-force coverage with a new permanent policy without evidence of insurability. Conversions from a policy reinsured under this Agreement will continue to be reinsured under this Agreement as follows:

1. The converted coverage under the new policy will be reinsured with the Reinsurer in the same proportion as was determined for the in-force coverage converted; and

2. Reinsurance Premiums for such converted coverage shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

If the new policy was converted under the Conversion Option Rider from either
(a) two single life policies reinsured under this Agreement; or (b) one single life policy reinsured under this Agreement and one newly underwritten life, to a last survivor policy, Reinsurance Premiums for both lives shall be calculated on a point-in-scale basis. The Reinsurance Premiums for both lives shall be calculated using the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk and table of YRT Reinsurance Rate Factors applicable to the earliest original coverage in accordance with the procedures set out in Exhibit I.

Conversions from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

B.  Increases and Decreases in Policy Face Amount

1.  If the face amount of a policy reinsured under this Agreement increases and:

         a. The increase is subject to full underwriting, then the provisions of Article III shall apply to the increase in reinsurance and Reinsurance Premiums for the increase shall be based on new-business rates.

               Notwithstanding the foregoing, after termination of this Agreement for new business, any increases subject to full underwriting must be submitted to the Reinsurer on a facultative obligatory basis, if, the increase in face amount is in excess of one million dollars ($1 million); or

         b. The increase is not subject to full underwriting, the Reinsurer will accept the increase, provided that:

              (1) If the policy was ceded automatically, the Ceding Company underwrote the full face amount (including all scheduled increases) in accordance with the terms of this Agreement (whether through Automatic Reinsurance or Automatic Processing); or

              (2) If the policy was ceded facultatively, the Ceding Company received approval from the Reinsurer for the full face amount (including all scheduled increases) at the time of facultative application.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

                Reinsurance Premiums for increases not subject to full underwriting shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

For increases in accordance with B.1.b (1), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined for the increase at the time the increase goes into effect, in accordance with Schedule B. For increases in accordance with B.1.b (2), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined by mutual agreement of the Parties.

2.  If the face amount of a policy reinsured under this Agreement decreases and:

         a. If the face amount of a policy that was previously increased is subsequently decreased, the decrease will be applied first to the increase with the latest effective date, and then to the increase with the next earlier effective date, and so forth as necessary, until applying any remaining decrease to the initial face amount of the policy.

         b. The Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined at the time the decrease goes into effect, as follows:

              (1) For decreases under policies ceded automatically, in accordance with Schedule B; or

              (2) For decreases under policies ceded facultatively, the amount of the risk reinsured to the Reinsurer shall be reduced proportionately.

C.  Policy Exchanges and Other Changes

A policy exchange is a new policy replacing an existing policy where the new policy is not fully underwritten. Reinsurance Premiums for exchanges from one single life policy reinsured under this Agreement to a different single life policy will be calculated on a point-in-scale basis using Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit III. Likewise, Reinsurance Premiums for exchanges from one last survivor policy reinsured under this Agreement to a different last survivor policy will be calculated on a point-in-scale basis using Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit III. Reinsurance Premiums for exchanges from a last survivor policy reinsured under this Agreement with the Last Survivor Exchange Option Rider or Twenty-Four (24) Month Exchange Rider to two single life policies will be calculated at the applicable single life point-in-scale Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit
III. For each new policy after the exchange, the insurance will continue to be reinsured by the Reinsurer in the same proportions as set at issue of the original coverage.

If there is a contractual change in a policy reinsured under this Agreement that is not subject to full underwriting, other than the changes described above in Sections A and B, the insurance shall continue to be reinsured with the Reinsurer in the same proportions as the original coverage and Reinsurance Premiums for contractual changes shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

The Ceding Company shall notify the Reinsurer of any such changes in policies reinsured under this Agreement in its monthly reinsurance reports.

Exchanges made from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

D.  Policy Terminations and Lapses

If a policy reinsured under this Agreement terminates, the reinsurance for the risk will terminate as of the effective date of policy termination. For a policy terminated due to the expiry of any grace period for an unpaid amount, the effective date of termination for such policy will be the date such unpaid amount was first due.

Notwithstanding the foregoing, if a policy is deemed to have terminated as a result of full acceleration of the death benefit, the corresponding reinsurance on the policy will continue as specified in Section IV.E.

If a policy reinsured under this Agreement lapses to extended term insurance under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsurance until the expiry of the extended term period.

If a policy reinsured under this Agreement lapses to reduced paid-up insurance under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Section B.2 of this Article.

If the Ceding Company allows a policy reinsured under this Agreement to remain in force under its automatic premium loan provisions, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such provisions remain in effect, except as otherwise provided in this Agreement.

E.  Reduction in Retained Coverage on a Life

If any portion of the aggregate amount of insurance retained by the Ceding Company or its affiliates on an individual life reduces or terminates, the Ceding Company or its affiliates will recalculate its retention on any remaining risk(s) in force on that life. The Ceding Company or its affiliates will not be required to retain an amount in excess of its retention limit for the age, mortality rating, and risk classification based on the applicable retention limit that was in effect at the time of issue for any risk. Unless provided for otherwise in the applicable reinsurance agreements, the Ceding Company or its affiliates will first recalculate the retention on the risk(s) having the same mortality rating as the terminated risk(s). Order of recalculation will secondarily be determined by effective date of the risk, oldest first.

F.  Multiple Reinsurers

If reinsurance of a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk unless specified otherwise in Schedule B or agreed upon by the Reinsurer.

G.  Mortality Rating Changes

On Facultative Reinsurance, if the Ceding Company wishes to reduce the mortality rating or otherwise improve the risk class, such change will be subject to the Reinsurer's approval. On Automatic Reinsurance, the Reinsurer will accept this change if the change qualifies under the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

H.  Rescission of Policy Coverage Prior to Death Claim

1. If a misrepresentation, misstatement, or omission on an application results in the Ceding Company's rescission of coverage, the Reinsurer shall refund to the Ceding Company any Reinsurance Premiums it received on that coverage. This refund shall be in lieu of any and all other reinsurance benefits payable on that coverage under this Agreement.

2. The Ceding Company shall promptly notify the Reinsurer in the event a rescission is challenged by legal action. The Ceding Company shall also furnish all information material to such action.

Recognizing the urgent nature of these communications, within ten (10) business days of receipt of such information, the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the legal and investigation expenses associated with the defense of the rescission. The Reinsurer may extend the ten-day period by two (2) additional business days by written notice to the Ceding Company, if such notice is provided by the end of the initial ten-day period. If the Reinsurer does not respond to the Ceding Company within the timeframe above, the Reinsurer will be deemed to have elected to participate in the legal and investigation expenses associated with the defense of the rescission.

3. If a rescission of policy coverage is reversed and the policy coverage is restored to in-force status, any related reinsurance coverage under this Agreement shall also be restored upon the Ceding Company's payment to the Reinsurer of all applicable Reinsurance Premiums.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE*

TOTAL NET AMOUNT AT RISK (TOTNAR) =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

Working Reserve = (i) x (ii) / (iii), and

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #6 -- Effective 10/1/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

* In cases where the current Working Reserve is not available, the Ceding Company may estimate such amount using either the most recent Working Reserve or the Account Value.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE* (CONTINUED)

For NAR TYPE C, Death Benefit.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

REINSURER'S QUOTA SHARE PERCENTAGE FOR NAR3 (REINSQS3%)

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

MINIMUM REINSURANCE APPLICATION: [Redacted]

LEAD REINSURER: Swiss Re Life & Health America Inc.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                   SCHEDULE F
             POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

The following categories of policies are eligible for reinsurance under this
Agreement:

CATEGORY #                                           CATEGORY DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
1             Policies issued on or after March 1, 2009
2             Policies issued from the Effective Date of this Agreement through February 28, 2009 that were eligible for automatic reinsurance under one of the following Ceding Company reinsurance pools:
              i. Single Life Excess Pool effective November 1, 2002
              ii. Advanced UL Pool effective September 1, 2004;
              iii. Last Survivor Excess Pool effective January 1, 2002; and
              iv. Advanced Last Survivor UL Pool effective January 1, 2005, but that were fully retained by the Ceding Company at the time of processing (see Note below).
              Notwithstanding the foregoing, fully retained policies issued during this period in which the insured has a subsequent policy that is partially or fully ceded to another pool (including the
              Hartford Term Pool effective April 10, 2006) will not be eligible for reinsurance under this
              Agreement:

NOTE:

The Ceding Company completed the processing of Category 2 business in July 2009. At the time of processing, the Ceding Company paid the Reinsurer Reinsurance Premiums for all policies in Category 2 back to each policy's effective date.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

      REPORT                                                    ACCOUNTING PERIOD            DUE DATE
--------------------------------------------------------------------------------------------------------------
1.    New Business*                                            Monthly              30th day after month end
      (New issues only -- first time policy reported to the
      Reinsurer)
2.    Renewal Business*                                        Monthly              30th day after month end
      (Policies with renewal dates within the Accounting
      Period)
3.    Changes & Terminations*                                  Monthly              30th day after month end
      (includes conversions, replacements reinstatements,
      increases, decreases, recaptures, lapses, claims, etc.)
4.    Inforce List                                             Monthly              30th day after month end
      (Listing of each policy in force)
5.    Statutory Reserves                                       Quarterly            30th day after quarter end
6.    Policy Exhibit                                           Monthly              30th day after month end

------------

* Policy record details for new business, renewal business, and changes and terminations (Reports 1, 2, and 3 above) may be reported as separate reports or combined into one report, provided the required data elements continue to be satisfied.

REPORTING SYSTEM:
The system used by the Ceding Company to administer its reinsurance is: TAI.

NOTE:

Certain policy transactions, such as increases, are coded in the policy administration system as riders, although they do not correspond to filed rider forms.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

MINIMUM DATA REQUIREMENTS

                          INFORCE AND TRANSACTION FILE

Company               Identifies the Ceding Company
Policy                Policy number which is part of the policy key
Coverage/rider        Coverage number which is part of the policy key. This
                      number is used to identify specific policy coverage.
Cession ID            This field contains the number assigned to this
                      cession by the Reinsurer
Transaction Sequence  This field indicates the transaction record(s) created during the month.
Line of Business      This field indicates the line of business the policy
                      falls under.
Reinsurance Company   Two character reinsurance company ID code that
                      identifies the Reinsurer.
Reporting Company     Identifies the company used for reporting purposes.
                      Will be the same as the Reinsurance Company.
Transaction Type      Identifies the type of transaction being reported on
                      the Transaction extract.
Transaction Count     This field is used on the Transaction extract to
                      identify the addition or termination of a cession.
Reinsurance From      This field contains the beginning date of the period
Date                  covered by this record. The premiums on the
                      Transaction record cover the period beginning with the
                      From Date through the To Date.
Reinsurance To Date   This field contains the end date of the period covered
                      by a record.
Date Reported         On the Transaction extract, this is the month the
                      transaction was reported.
Mode                  Identifies the mode of reinsurance premium payment.
Policy Duration       The duration at issue is 01.
Reinsurance Duration  Contains the reinsurance duration. It may differ from the policy duration if the cession is a continuation.
Cession Number        Hartford does not currently use. Defaults to spaces.
Policy Date           This field contains the effective date of the policy.
Reinsurance Date      This field contains the effective date of the
                      reinsurance. For most cessions it is the same as the
                      Policy Date. For continuations, it contains the
                      effective date of the original coverage.
Issue State           This field contains a two-letter abbreviation of the
                      state or province of issue. Used to determine unisex
                      rates.
Resident State        This field contains a two-letter abbreviation of the
                      state or province of issue. Used to compute premium
                      tax reimbursement if applicable.
Joint Type            Identifies Joint business type

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Joint Age             Used for joint coverages using a joint equivalent age
                      for rate searches.
Auto/Fac Indicator    Indicates whether the policy is ceded on an Automatic
                      or Facultative basis.
Death Benefit Option  This field contains the option chosen by the insured for death proceeds payment.
Participation code    This field indicates whether the business is Non
                      Participating (N) or Participating (P).
Issue Type            Identifies how a cession was issued. (New business or
                      Continuation)
Underwriting Method   Identifies the type of underwriting used to issue the
                      coverage.
Treaty Number         This field contains the TAI system treaty number
Reinsurance Type      This field is a one-character code that identifies the
                      type of reinsurance. (Y=YRT, C=Coinsurance & M=Modco.)
Plan                  This field contains the coverage plan code.
Product code          This field contains the product type code.
Product code 1        For Joint Life policies, this field contains the
                      product type code for Insured 1.
Product code 2        For Joint Life policies, this field contains the
                      product type code for Insured 2. (If this is not a
                      Joint Life policy, this field will be blank.)
Currency Code         This field identifies the currency. (USD or CND if
                      applicable)
Last Name -- 1        This field contains the insured's last name. For Joint
                      Life policies, this field contains the last name for
                      Insured 1. (Maximum of 20 characters)
First Name -- 1       This field contains the insured's first name. For
                      Joint Life policies, this field contains the first
                      name for Insured 1. (Maximum of 15 characters)
Middle Initial -- 1   This field contains the insured's middle initial. For
                      Joint Life policies, this field contains the middle
                      initial for Insured 1. (1 character)
Client ID -- 1        This field contains the unique client ID for an
                      insured used to connect lives when calculating
                      retention on a life. For Joint Life policies, this
                      field indicates the client ID for Insured 1. (Maximum
                      of 20 characters)
Insured Status -- 1   This field indicates the insured's coverage status.
                      For Joint Life policies, this field indicates the
                      insured's coverage status for Insured 1.
DOB -- 1              This field contains the insured's date of birth. For
                      Joint Life policies, this field contains the date of
                      birth for Insured 1.
Sex -- 1              This field is used to identify the sex of the insured.
                      For Joint Life policies, this field contains the sex
                      of Insured 1.
Pricing Sex -- 1      This field contains the sex used to compute premiums
                      and allowances. For Joint Life policies, this field contains the pricing sex of Insured 1.
Age -- 1              This field contains the insured's issue age. For Joint
                      Life policies, this field contains the issue age for insured 1.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Class -- 1            This field contains the company's rating of standard
                      or preferred and the smoker class. For Joint Life
                      policies, this field contains the class for Insured 1.
Mortality -- 1        This field contains the insured's mortality rating.
                      For Joint Life policies, this field contains the
                      mortality rating for Insured 1.
Mortality Duration    This field contains the duration of the insured's
-- 1                  mortality rating. For Joint Life policies, this field
                      contains the duration of the mortality rating for
                      Insured 1.
Temp Flat -- 1        This field contains the temporary flat extra per 1000.
                      For Joint Life policies, this field contains the
                      temporary flat extra per 1000 for Insured 1.
Temp Duration -- 1    This field contains the number of years that the
                      temporary flat extra rating is being charged. For
                      Joint Life policies, this field contains the number of
                      years that the flat extra rating is being charged for
                      Insured 1.
Perm Flat -- 1        This field contains the permanent flat extra per 1000.
                      For Joint Life policies, this field contains the
                      permanent flat extra per 1000 for Insured 1.
Perm Duration -- 1    This field contains the number of years that the
                      permanent flat extra rating is being charged. For
                      Joint Life policies, this field contains the number of
                      years that the flat extra rating is being charged for
                      Insured 1.
Last Name -- 2        This field contains the insured's last name. For Joint
                      Life policies, this field contains the last name for
                      Insured 2. (If this is not a Joint Life policy, this
                      field will be blank.) (Maximum of 20 characters)
First Name -- 2       This field contains the insured's first name. For
                      Joint Life policies, this field contains the first
                      name for Insured 2. (If this is not a Joint Life
                      policy, this field will be blank.) (Maximum of 15
                      characters)
Middle Initial -- 2   This field contains the insured's middle initial. For
                      Joint Life policies, this field contains the middle
                      initial for Insured 2. (If this is not a Joint Life
                      policy, this field will be blank.) (1 character)
Client ID -- 2        This field contains the unique client ID for an
                      insured used to connect lives when calculating
                      retention on a life. For Joint Life policies, this
                      field indicates the client ID for Insured 2. (if this
                      is not a Joint Life policy, this field will be blank.)
                      (Maximum of 20 characters)
Insured Status -- 2   This field indicates the insured's coverage status.
                      For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
DOB -- 2              This field contains the insured's date of birth. For
                      Joint Life policies, this field contains the date of birth for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Sex -- 2              This field is used to identify the sex of the insured.
                      For Joint Life policies, this field contains the sex of Insured 2. (If this is not a Joint Life policy, this field will be blank.)

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Pricing Sex -- 2      This field contains the sex used to compute premiums
                      and allowances. For Joint Life policies, this field
                      contains the pricing sex of Insured 2. (If this is not
                      a Joint Life policy, this field will be blank.)
Age -- 2              This field contains the insured's issue age. For Joint
                      Life policies, this field contains the issue age for
                      Insured 2. (If this is not a Joint Life policy, this
                      field will be blank.)
Class -- 2            This field contains the company's rating of standard
                      or preferred and the smoker class. For Joint Life
                      policies, this field contains the class for Insured 2.
                      (If this is not a Joint Life policy, this field will
                      be blank.)
Mortality -- 2        This field contains the insured's mortality rating.
                      For Joint Life policies, this field contains the
                      mortality rating for Insured 2. (If this is not a
                      Joint Life policy, this field will be blank.)
Mortality Duration    This field contains the duration of the insured's
-- 2                  mortality rating. For Joint Life policies, this field
                      contains the duration of the mortality rating for
                      Insured 2. (If this is not a Joint Life policy, this
                      field will be blank.)
Temp Flat -- 2        This field contains the temporary flat extra per 1000.
                      For Joint Life policies, this field contains the
                      temporary flat extra per 1000 for Insured 2. (If this
                      is not a Joint Life policy, this field will be blank.)
Temp Duration -- 2    This field contains the number of years that the
                      temporary flat extra rating is being charged. For
                      Joint Life policies, this field contains the number of
                      years that the flat extra rating is being charged for
                      Insured 2. (If this is not a Joint Life policy, this
                      field will be blank.)
Perm Flat -- 2        This field contains the permanent flat extra per 1000.
                      For Joint Life policies, this field contains the
                      permanent flat extra per 1000 for Insured 2. (If this
                      is not a Joint Life policy, this field will be blank.)
Perm Duration -- 2    This field contains the number of years that the
                      permanent flat extra rating is being charged. For
                      Joint Life policies, this field contains the number of
                      years that the flat extra rating is being charged for
                      Insured 2. (If this is not a Joint Life policy, this
                      field will be blank.)
Policy Face Amount    Indicates the face amount of the total policy.
Retained Amount       This field contains the amount retained on this policy
                      coverage, not on the life.
Ceded Amount          This field contains the policy amount ceded to a
                      specific reinsurer.
Net Amount at Risk    This field contains the reinsured net amount at risk
                      (NAR) for a specific reinsurer.
Benefit Mortality     ADB or Waiver mortality.
Premium               This field contains the reinsurance premium.
Allowance             This field contains the reinsurance allowance.
Flat extra type       This field indicates whether there is a temporary flat
                      extra (T) or a permanent flat extra (P) being charged.
Premium Tax           If premium tax is reimbursed, this field contains the
                      tax amount.
Cash Value            If applicable, this field is used to recover coinsured
                      cash values from the Reinsurer.
Benefit               If applicable, this field is used to recover benefits
                      from the Reinsurer.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Dividend              If applicable, this field contains the reinsurer's
                      share of the direct dividend.
Policy Fee            This field contains the reinsurance policy fee.
Continuation          This field indicates the ceding company on the
Original Company      original policy. (Used for conversions only.)
Continuation          This field indicates the policy number for the
Original Policy       original policy. (Used for conversions only.)
Continuation          This field indicates the coverage/rider for the
Original              original policy. (Used for conversions only.)
Coverage/Rider
Message               An informational message may be manually added to a
                      policy by the Ceding Company.
Image switch          Hartford does not currently use. Defaults to spaces.
Policy Fee Allowance  This field contains the reinsurance policy fee allowance.
Location Code         Hartford does not currently use. Defaults to spaces.
Treaty Reference      Upon request, this field contains the Reinsurer's
Number                treaty number.
Claim                 Hartford does not currently use. Defaults to spaces.
Policy Status         This field identifies the status of the cession.
Policy Master Smoker  Policy smoker class on direct policy. For Joint Life
-- 1                  policies, this field contains the policy master smoker
                      class for Insured 1.
Policy Master Smoker  Policy smoker class on direct policy. For Joint Life
-- 2                  policies, this field contains the policy master smoker
                      class for Insured 2. (If this is not a Joint Life
                      policy, this field will be blank.)
Policy Effective      This field contains the issue date of the policy.
Date
Policy Application    This field indicates the date the insured signed the
Date                  application.
NAR Type              This field indicates the method used in determining
                      the Total Net Amount at Risk (as defined in Schedule
                      B).

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                              POLICY EXHIBIT FILE*

Company               Identifies the Ceding Company.
Policy                Policy number which is part of the policy key.
Coverage/rider        Coverage number which is part of the policy key. This
                      number is used to identify a specific policy coverage.
Cession ID            This field contains the number assigned to this
                      cession by the Reinsurer.
Line of Business      This field indicates the line of business the policy
                      falls under.
Report Date           This is the month the transaction was reported.
Reinsurance Company   Two character reinsurance company ID code that
                      identifies the Reinsurer.
Reporting Company     Identifies the company used for reporting purposes.
                      Will be the same as the Reinsurance Company.
Treaty Number         This field contains the TAI system treaty number.
Transaction Type      Identifies the type of transaction being reported on
                      the Transaction extract.
Policy Count          Each New Business, Continuation & Reinstatement will
                      be assigned a count of 1, Terminations will be
                      assigned -- 1 and Renewals/NAR changes will be
                      assigned 0.
Base Ceded Amount     This field contains the policy base amount ceded.
ADB ceded Amount      This field contains the policy ADB amount ceded.
Waiver Ceded Amount   This field contains the policy waiver amount ceded.
Net Amount at Risk    The reinsured net amount at risk (NAR).
Plan                  This field contains the coverage plan code.
Auto/Fac Indicator    Indicates whether the policy is ceded on an Automatic
                      or Facultative basis.
Reinsurance Type      This field is a one-character code that identifies the
                      type of reinsurance. (Y=YRT, C=Coinsurance & M=Modco.)
Currency Code         This field identifies the currency. (USD or CND if
                      applicable)

------------

* The Policy Exhibit will include a summary of reinsurance movement for a given period categorized by transactions type. This summary provides the Cession Count, Ceded Amount and Net Amount at Risk at the beginning of the reporting period, a summary of the transactions occurring during the report period as well as what is in force as of the ending of the report period.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                                  RESERVE FILE

Company               Identifies the Ceding Company
Policy                Policy number which is part of the policy key
Coverage/rider        Coverage number which is part of the policy key. This
                      number is used to identify a specific policy coverage.
Cession ID            This field contains the number assigned to this
                      cession by the Reinsurer
Benefit Type          This field is the reserve type. 1 = Life, 2=ADB,
                      3=Waiver, 4=Flat Extras, 5=Substandard
Calc Method           Hartford's TAI Valuation Method 1=Frasier Reserve +
                      1/2 cx, E=Coinsurance Reserve, H=Half Premium,
                      L=Factor FLX1, X=1/2 cx
Reinsurance Company   Two character reinsurance company ID code that
                      identifies the Reinsurer.
Reporting Company     Identifies the company used for reporting purposes.
                      Will be the same as the Reinsurance Company.
Line of Business      This field indicates the line of business the policy
                      falls under. (L=Life)
Treaty Number         This field contains the TAI system treaty number
Plan                  This field contains the coverage plan code.
Auto/Fac Indicator    Indicates whether the policy is ceded on an Automatic
                      or Facultative basis.
Product code          This field contains the product type code.
Joint Type            Identifies Joint business Type
Joint Method Switch   Identifies TAI Frasier method calculation
Mode                  Identifies the mode of reinsurance premium payment.
Cession Status        This field identifies the status of the cession.
Reinsurance Type      This field is a one-character code that identifies the
                      type of reinsurance.
Duration              Contains the reinsurance duration. It may differ from
                      the policy duration if the cession is a continuation.
Participation code    This field indicates whether the business is Non
                      participating (N) or Participating (P).
Issue Date            This field contains the effective date of the policy.
Reinsurance To Date   This field contains the end date of the period covered
                      by a record.
Policy Face Amount    Indicates the face amount of the total policy.
Ceded Amount          This field contains the policy amount ceded to a
                      specific reinsurer
Net Amount at Risk    This field contains the reinsured net amount at risk
                      (NAR) for a specific reinsurer.
Premium               This field contains the reinsurance premium.
Reserve Percent       Value appears on Coinsurance business only
Cession Count         Cession count only appears under Life (Base), not
                      benefits.
Age Basis             Nearest/Closest (C), Last (L), Next (N)
Insured Status -- 1   This field indicates the insured's coverage status.
                      For Joint Life policies, this field indicates the insured's coverage status for Insured 1.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Age -- 1              This field contains the insured's issue age. For Joint
                      Life policies, this field contains the issue age for
                      Insured 1.
Class -- 1            This field contains the company's rating of standard
                      or preferred and the smoker class. For Joint Life
                      policies, this field contains the class for Insured 1.
Sex -- 1              This field is used to identify the sex of the insured.
                      For Joint Life policies, this field contains the sex
                      of Insured 1.
Mortality -- 1        This field contains the insured's mortality rating.
                      For Joint Life policies, this field contains the
                      mortality rating for Insured 1.
Insured Status -- 2   This field indicates the insured's coverage status.
                      For Joint Life policies, this field indicates the
                      insured's coverage status for Insured 2. (If this is
                      not a Joint Life policy, this field will be blank.)
Age -- 2              This field contains the insured's issue age. For Joint
                      Life policies, this field contains the issue age for
                      Insured 2. (If this is not a Joint Life policy, this
                      field will be blank.)
Class -- 2            This field contains the company's rating of standard
                      or preferred and the smoker class. For Joint Life
                      policies, this field contains the class for Insured 2.
                      (If this is not a Joint Life policy, this field will
                      be blank.)
Sex -- 2              This field is used to identify the sex of the insured.
                      For Joint Life policies, this field contains the sex
                      of Insured 2. (If this is not a Joint Life policy,
                      this field will be blank.)
Mortality -- 2        This field contains the insured's mortality rating.
                      For Joint Life policies, this field contains the
                      mortality rating for Insured 2. (If this is not a
                      Joint Life policy, this field will be blank.)
Reserve               Statutory or Tax Reserve for each coverage.
Reserve Interest      This field identifies the Interest Rate used when
Rate                  calculating reserves.
Reserve Factor        Applicable Mortality Basis YRT Factor
Factor Pointer        TAI specific field to identify applicable mortality
                      table used when calculating reserves.
Attained Age          TAI specific field. Default is 1
Setback               TAI specific field. Default is zero
Class Switch          TAI specific field. Valuation Class (D=Distinct)
Curtate Switch        This field indicates whether reserves are on a curtate
                      or continuous basis.
Caption               Hartford's TAI Valuation Method
Error Code            Informational field used by Hartford -- Usually Blank
Reserve Class 1       This field contains insured's smoker class. For Joint
                      Life policies, this field contains the class for
                      Insured 1.
Reserve Class 2       This field contains insured's smoker class. For Joint
                      Life policies, this field contains the class for
                      Insured 2. (If this is not a Joint Life policy, this
                      field will be blank.)
Currency Code         This field identifies the currency. (USD or CND if
                      applicable)
Valuation Interest    TAI assigned field that is used to read applicable
Pointer               interest rates when calculating 1/2 cx reserves.
NAR Type              This field indicates the method used in determining
                      the Total Net Amount at Risk (as defined in Schedule
                      B).

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 6 -- Effective 10/01/2008

                                  AMENDMENT 7
                          EFFECTIVE SEPTEMBER 1, 2010

                                     TO THE

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to confirm the Reinsurer's coverage for policies issued under the Issue First policy issuance program.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2.  Article III is hereby amended to include the following paragraph following
Section III.A.:

Notwithstanding the above, all policies issued under the Issue First program shall be deemed automatically reinsured. Issue First is a policy issuance program administered by the Ceding Company, under which a policy can be issued before the underwriting process has been completed.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between ILA and Swiss Re
Amendment 7 -- Effective 09/01/2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:    /s/ Jeremy Lane                   Attest: /s/ [ILLEGIBLE]
       --------------------------------         --------------------------------
Name:  Jeremy Lane                       Name:  [ILLEGIBLE]
Title: Vice President                    Title: Assistant Vice President
Date:  September 12, 2011                Date:  September 12, 2011

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Paul Fischer                  Attest: /s/ Michael Roscoe
       --------------------------------         --------------------------------
Name:  Paul Fischer, FSA, MAAA           Name:  Michael Roscoe, FSA, MAAA
Title: Asst. Vice President and Actuary  Title: Senior Vice President
       Individual Life Product                  Individual Life Product
       Management                               Management
Date:  9/28/2011                         Date:  9/28/2011

Allocated Retention Pool -- Effective 10/01/2008
Between ILA and Swiss Re
Amendment 7 -- Effective 09/01/2010

                                  AMENDMENT 8
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer now wish to amend the Agreement to include certain policies which

- Were issued by the Ceding Company between October 1, 2008 and February 28, 2009; and

-   Were part of replacement transactions; and

- At time of issue did not satisfy the criteria for rollover processing (as specified in Schedule F) and did not qualify for reinsurance under the Agreement; and

- Now qualify for reinsurance under the Agreement because the surrender processing has been completed by the Ceding Company.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. The Ceding Company shall cede and the Reinsurer shall accept, on an Automatic Reinsurance basis, the risk on the policies listed in the table, below, effective as of the reinsurance effective dates specified, in accordance with the terms of this Agreement.

3. Reinsurance Premiums for such policies shall be calculated from their effective dates in accordance with Exhibit I.

4. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment # 8 -- Effective 10/1/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

SWISS RE LIFE & HEALTH AMERICA INC.

By:      /s/ Jeremy Lane                 Attest:  /s/ Kyle Bauer
         ------------------------------           ------------------------------
Name:    Jeremy Lane                     Name:    Kyle Bauer
Title:   Vice President                  Title:   Assistant Vice President
Date:    8/23/2011                       Date:    8/23/2011

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Paul Fischer                Attest:  /s/ Michael Roscoe
         ------------------------------           ------------------------------
Name:    Paul Fischer                    Name:    Michael Roscoe
Title:   Assistant Vice President &      Title:   Senior Vice President &
         Actuary                                  Actuary
Date:    08/30/11                        Date:    08/30/2011

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment # 8 -- Effective 10/1/2008

                                  AMENDMENT 9
                           EFFECTIVE OCTOBER 3, 2011

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect that the following Products and Riders were added to the Agreement as of the Effective Date shown for each on Schedule A:

-   Hartford Founders Plus UL

-   Hartford Founders Plus UL Extended Value Option

-   DisabilityAccess Rider

-   LongevityAccess Rider

-   LifeAccess Care Rider

-   Joint LifeAccess Rider, and

WHEREAS, the Ceding Company and the Reinsurer wish to revise Schedule A to include the effective date on which each Base Policy and Rider was added to the Agreement and to amend the description of certain Riders with such descriptions being effective from the Effective Date shown for each on Schedule A.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 9 -- Effective 10/03/2011

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:    /s/ Jeremy Lane                   Attest: /s/ Kyle Bauer
       --------------------------------         --------------------------------
Name:  Jeremy Lane                       Name:  Kyle Bauer
Title: Vice President                    Title: Assistant Vice President
Date:  10/6/2011                         Date:  10/6/2011

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Paul Fischer                  Attest: /s/ Michael Roscoe
       --------------------------------         --------------------------------
Name:  Paul Fischer, FSA, MAAA           Name:  Michael Roscoe, FSA, MAAA
Title: Assistant Vice President and      Title: Senior Vice President
       Actuary                                  Individual Life Product
       Individual Life Product                  Management
       Management
Date:  10/24/2011                        Date:  10/24/2011

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 9 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                      NAR       EFFECTIVE
BASE POLICY                                     VALUATION MORTALITY TABLE(S)         TYPE*       DATE**
-----------------------------------------------------------------------------------------------------------
Stag UL                                   1980 CSO M/F S/NS Ultimate ALB               A       10/01/2008
Hartford Bicentennial UL Founders         2001 CSO M/F S/NS Ultimate ANB               A       10/01/2008
Hartford UL CV                            1980 CSO M/F S/NS Ultimate ALB               A       10/01/2008
Stag Wall Street VUL                      1980 CSO M/F S/NS Ultimate ALB               A       10/01/2008
Stag Protector II VUL                     1980 CSO M/F S/NS Ultimate ALB               A       10/01/2008
Hartford Leaders VUL Legacy               2001 CSO M/F Composite Ultimate ANB          A       10/01/2008
Stag Accumulator II VUL                   1980 CSO M/F Unismoke Ultimate ALB           A       10/01/2008
Hartford Leaders VUL Liberty (a)          1980 CSO M/F Unismoke Ultimate ANB           A       10/01/2008
Hartford Leaders VUL Liberty (b)          2001 CSO M/F Composite Ultimate ANB          A       10/01/2008
Life Solutions II UL (a)                  1980 CSO M/F S/NS Ultimate ALB               A       10/01/2008
Life Solutions II UL (b)                  2001 CSO M/F S/NS Ultimate ALB               A       10/01/2008
Hartford Advanced Universal Life          2001 CSO M/F S/NS Ultimate ALB               B       10/01/2008
Hartford Bicentennial UL Freedom (a)      2001 CSO M/F S/NS Ultimate ANB               B       10/01/2008
Hartford Bicentennial UL Freedom (b)      2001 CSO M/F S/NS Ultimate ANB               A       07/01/2010
Hartford Quantum II VUL (a)               2001 CSO M/F S/NS Ultimate ALB               A       10/01/2008
Hartford Quantum II VUL (b)               2001 CSO M/F S/NS Ultimate ANB               A       10/01/2008
Hartford ExtraOrdinary Whole Life (a)     2001 CSO M/F S/NS Ultimate ALB               A       10/01/2008
Hartford ExtraOrdinary Whole Life (b)     2001 CSO M/F S/NS Ultimate ANB               A       10/01/2008
Hartford Bicentennial UL Founders II      2001 CSO M/F S/NS Ultimate ANB               A       03/05/2010
Hartford Bicentennial UL Founders II
 Extended Value Option                    2001 CSO M/F S/NS Ultimate ANB               A       03/05/2010
Annually Renewable Term (ART)             2001 CSO M/F S/NS Ultimate ANB               C       10/01/2008
Hartford Frontier Indexed Universal Life  2001 CSO M/F S/NS Ultimate ANB               A       09/07/2010
Hartford Frontier Indexed Universal
 Life Extended Value Option               2001 CSO M/F S/NS Ultimate ANB               A       09/07/2010
Hartford Founders Plus UL                 2001 CSO M/F S/NS Ultimate ANB               A       10/03/2011
Hartford Founders Plus UL
 Extended Value Option                    2001 CSO M/F S/NS Ultimate ANB               A       10/03/2011

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                                  EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                 DATE**
--------------------------------------------------------------------------------------------
Primary Term Insured Rider                                      10/01/2008
Other Covered Insured Term Life Rider                           10/01/2008
Cost of Living Adjustment (COLA) Rider                          10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                          EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                         DATE**
--------------------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                            10/01/2008

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 9 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                         EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED)            DATE**
---------------------------------------------------------------------------
Accelerated Benefit Rider (ABR)                                10/01/2008
LifeAccess Accelerated Benefit Rider (LAABR)                   10/01/2008
Policy Continuation Rider                                      10/01/2008
Policy Protection Rider (PPR)                                  10/01/2008
Enhanced No Lapse Guarantee Rider                              10/01/2008
Lifetime No Lapse Guarantee Rider                              10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider           10/01/2008
Paid-Up Life Insurance Rider                                   10/01/2008
Conversion Option Rider                                        10/01/2008
Overloan Protection Rider                                      10/01/2008
Waiver of Specified Amount (WSA) Rider                         10/01/2008
Waiver of Monthly Deductions (WMD) Rider                       10/01/2008
Children's Life Insurance Rider                                10/01/2008
Foreign Travel Exclusion Rider                                 10/01/2008
Estate Tax Repeal Benefit Rider                                10/01/2008
Modified Surrender Value Rider                                 10/01/2008
Cash Surrender Value Endorsement                               10/01/2008
Automatic Premium Payment Rider                                10/01/2008
Additional Premium Rider                                       10/01/2008
Qualified Plan Rider                                           10/01/2008
Owner Designated Settlement Option Rider                       03/05/2010
DisabilityAccess Rider (DAR)                                   08/11/2009
LongevityAccess Rider                                          03/14/2011
LifeAccess Care Rider                                          04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 9 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 9 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1% of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 9 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                          NAR       EFFECTIVE
BASE POLICY                                         VALUATION MORTALITY TABLE(S)         TYPE*       DATE**
---------------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO M/F S/NS Ultimate ALB              A       10/01/2008
Hartford Leaders VUL Joint Legacy II           2001 CSO M/F S/NS Ultimate ANB              A       10/01/2008
Hartford Advanced Last Survivor UL             2001 CSO M/F S/NS Ultimate ALB              B       10/01/2008
Hartford Bicentennial UL Joint Freedom         2001 CSO M/F S/NS Ultimate ALB              B       10/01/2008
Hartford Bicentennial UL Joint Freedom II(a)   2001 CSO M/F S/NS Ultimate ANB              B       10/01/2008
Hartford Bicentennial UL Joint Freedom II(b)   2001 CSO M/F S/NS Ultimate ANB              A       07/01/2010

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                                 EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                DATE**
---------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                        10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                         EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                        DATE**
---------------------------------------------------------------------------
LS Exchange Option Rider                                       10/01/2008
Policy Protection Rider                                        10/01/2008
Estate Tax Repeal Rider                                        10/01/2008
Foreign Travel Exclusion Rider                                 10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider           10/01/2008
Paid-Up Life Insurance Rider                                   10/01/2008
Owner Designated Settlement Option Rider                       03/05/2010
Joint LifeAccess Rider                                         01/31/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 9 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance Rider:
Same as Single Life riders.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 9 -- Effective 10/03/2011

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                                (NAIC No. 88072)
                               (FEIN 06-0974148)

                                      AND

                      SWISS RE LIFE & HEALTH AMERICA INC.
                                (NAIC No. 82627)
                               (FEIN 06-0839705)

                        EFFECTIVE DATE: OCTOBER 1, 2008

                                    ARTICLES

          I.  The Agreement                                                3
         II.  Effective Date                                               3
        III.  Reinsurance Coverage                                         4
         IV.  Liability for Reinsurance                                    8
          V.  Underwriting                                                10
         VI.  Reinsurance Premiums                                        11
        VII.  Reinsurance Reporting                                       14
       VIII.  Credit for Reinsurance                                      15
         IX.  Errors                                                      17
          X.  Policy Conversions, Other Changes, and Terminations         18
         XI.  Policy Reinstatement                                        21
        XII.  Claims                                                      22
       XIII.  Extra-Contractual Obligations                               27
        XIV.  DAC Tax Section 1.848-2(g)(8) Election                      27
         XV.  Insolvency                                                  28
        XVI.  Recapture of Reinsured Business                             29
       XVII.  Offset                                                      30
      XVIII.  Dispute Resolution                                          30
        XIX.  Arbitration                                                 31
         XX.  Termination of this Agreement for New Business              33
        XXI.  Confidentiality                                             33
       XXII.  General Provisions                                          35
      XXIII.  Notices and Communications                                  38
              Execution                                                   40

                                   SCHEDULES

          A.  Plans of Insurance Covered Under this Agreement             41
          B.  Reinsurance Specifications                                  47
          C.  Foreign National Underwriting Program                       49
          D.  Other Special Underwriting Programs                         52
          E.  Ceding Company's Standard Underwriting Practices and        55
              Guidelines
          F.  Policies Eligible for Reinsurance Under this Agreement      70

                                    EXHIBITS

          I.  Reinsurance Premium Calculation                             71
         II.  Retention, Binding, and Total Pool Issue Limits             75
        III.  Annual Rates per $1,000 of Reinsured Net Amount at Risk     79
         IV.  Allowance Percentages to be Applied to the Annual Rates     80
              per $1,000
          V.  Substandard Table Percentages                               81
         VI.  Conditional Receipt or Temporary Insurance Agreement        82
        VII.  Reinsurance Reports                                         86

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   ARTICLE I

                                 THE AGREEMENT

A.  The Agreement and Parties to the Agreement

This is a monthly renewable term agreement for indemnity life reinsurance (the "Agreement") solely between Hartford Life Insurance Company, a Connecticut corporation ("Ceding Company"), and Swiss Re Life & Health America Inc., a Connecticut ("Reinsurer"). The Ceding Company and the Reinsurer are each referred to individually as a "Party," and collectively as the "Parties," to this Agreement.

This Agreement shall be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured, owner, beneficiary, or assignee of any insurance policy or other contract of the Ceding Company

B.  Complete and Entire Agreement

This Agreement, which includes all Schedules and Exhibits attached hereto and any amendments entered into hereafter, constitutes the entire agreement of the Parties pertaining to the transaction contemplated by this Agreement. This Agreement supersedes and replaces all oral and written agreements previously made or existing by and between the Parties or their representatives with regard to the transaction contemplated by this Agreement.

This Agreement shall not be amended or modified except by written amendment, signed by duly authorized officers of each Party.

Routine communications are those communications contemplated by this Agreement that are not intended to change any of its risk transfer characteristics. Such communications may include, but are not limited to, reinsurance reporting and premium administration, underwriting review, claim submission and review, participation in claim litigation and settlements, audit reviews, and the resolution of disputes by arbitration or court proceedings. These communications serve to clarify the obligations of the Parties under this Agreement and should not be construed as modifications of this Agreement. Any modifications of this Agreement shall be effected only by written amendment as provided for above.

                                   ARTICLE II

                                 EFFECTIVE DATE

The Effective Date of this Agreement is October 1, 2008.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  ARTICLE III

                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to those Plans of Insurance and Riders set forth in Schedule A that also fall within a category of policies eligible for reinsurance under this Agreement as described in Schedule F. Such reinsurance shall be either on an automatic basis, subject to the requirements set forth in Section A below, on an automatic processing basis, subject to the requirements set forth in Section B below, or on a facultative basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

Once coverage is reinsured on a life under this Agreement, unless the Reinsurer consents, such consent not to be unreasonably withheld, the Ceding Company or its affiliate shall continue to retain its share of each risk on that life, as described in this Agreement and in any other life reinsurance agreement applicable to risk on that life. Any changes to the Ceding Company's retention, and any resulting effect on the Automatic Binding Limits, as specified in
Exhibit II, shall be made by amendment to this Agreement, in accordance with
Section I.B.

Each reinsured risk must be issued with a suicide and contestable period equal to the minimum of (a) two (2) years, (b) the maximum period allowed by applicable law, or (c) a period agreed to in writing by the Reinsurer.

A.  Automatic Reinsurance

For each risk under the policies that meets the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the risk as indicated in Schedule B ("Automatic Pool"). The requirements for Automatic Reinsurance are as follows:

1.  Each life, at the time of application, must:

       a. have been a legal resident of the United States or Canada for at least six months;

       b.  be a citizen of the United States or Canada; or

       c. qualify for the Foreign National Underwriting Program as specified in Schedule C.

2. Each risk must be underwritten according to the Ceding Company's Standard Underwriting Practices and Guidelines or one of the special underwriting programs. The Ceding Company's Standard Underwriting Practices and Guidelines as of the Effective Date are described in Schedule E, and the Ceding Company's special underwriting programs as of the Effective Date are described in Schedule C or Schedule D. Changes to such documents will be handled in accordance with
Section XXII.L.

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Between HLIC and Swiss Re

If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

       a. Reinsure the risk automatically under this Agreement with the Reinsurance Premium based on the True Assessed Risk Class; or

       b. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

       c.   Decide not to reinsure the risk under this Agreement.

For purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class assessed by the Ceding Company prior to any adjustments made as a result of the Ceding Company's Enhanced Standard or similar special underwriting program.

3. For any risk that is not an Excess Risk, if the Ceding Company submitted any risk on a life of a proposed insured facultatively to the Reinsurer during the last three (3) years:

       a. for reinsurance capacity, then the Ceding Company shall confirm the Reinsurer's available capacity for such risk. Upon receipt of the request, the Reinsurer shall advise the Ceding Company of its available capacity for the life on the same or next following business day. After the Reinsurer has advised the Ceding Company of its available capacity, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may cede to the Reinsurer no more than such amount on an automatic basis; or

       b. for reasons other than reinsurance capacity, and the Reinsurer's assessment of the risk so submitted was:

         (1) the same as, or more favorable than, the Ceding Company's assessment at that time, then, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may cede the risk under this Agreement on an automatic basis at its True Assessed Risk Class; or

         (2) less favorable than the Ceding Company's assessment at that time, then, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may provisionally cede the risk under this Agreement on an automatic basis at its True Assessed Risk Class, provided the Ceding Company then submits the risk to the Reinsurer for review in accordance with Section V.E;

otherwise, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company shall cede the risk under this Agreement on an automatic basis.

For any risk that is an Excess Risk, if any risk on the life of a proposed insured was previously submitted by the Ceding Company on a facultative basis to the Reinsurer or to any other reinsurer, at least three (3) years must have elapsed since that previous risk was submitted facultatively, unless the original reason for submitting

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
facultatively no longer applies.

4. The maximum issue age for each life is 85. For Last Survivor policies, the minimum issue age is 18, for all other policies, the minimum age is 0.

5. The mortality rating on each life does not exceed Table P. However, for Last Survivor policies, one life may be uninsurable if the other life does not exceed Table F.

6. The total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Binding Limit for that life shown in Exhibit II.

7. For any Excess Risk, the total amount of insurance on each life, in force and applied for in all companies does not exceed the Jumbo Limits as set forth in Exhibit II. For any such life, the total amount of insurance in force includes any amount(s) to be replaced. For the Ceding Company's in-force and applied-for policies on such life, this total amount of insurance includes all scheduled increases in amount of insurance on such policies.

Any amounts of insurance being replaced by the Ceding Company may be deducted from this total amount of insurance only under the following conditions:

       a. Existing permanent insurance is being replaced by the Ceding Company, with or without a Section 1035 exchange, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       b. Existing term insurance is being replaced by the Ceding Company, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       c. An internal replacement is being made, where the Ceding Company is replacing an in-force policy with a new policy of equal or greater death benefit.

When the total amount of insurance to be compared with the applicable Jumbo Limit is reduced due to the above conditions, the Ceding Company assumes full responsibility to effect the cancellation of coverage under the replaced policy concurrently with the commencement of coverage under the new policy. The Reinsurer will have no liability for reinsurance coverage on the new policy while both coverages are in effect and shall refund to the Ceding Company all related Reinsurance Premiums for the new policy. However, if reinsurance on the new policy is declined for this reason and the cancellation of coverage under the replaced policy is later effected during the lifetime of the insured, then, upon receipt of the Ceding Company's written notice to this effect, the Reinsurer will again become liable for reinsurance coverage on the new policy as of the effective date of cancellation of coverage under the replaced policy, and Reinsurance Premiums for the new policy will again be payable from that effective date of cancellation.

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Between HLIC and Swiss Re

8. The Ceding Company, or its affiliates, accepts its full retention on each life, as described in this Agreement, taking into account concurrently issued amounts and all other inforce policies with the Ceding Company, applicable to risk on that life.

9. To the best of the Ceding Company's knowledge, the policy is not a stranger-owned life insurance policy (STOLI) or purchased as part of a premium financing program, except for those programs specified in Schedule E or approved in writing by the Reinsurer.

10. If all the other requirements for Automatic Reinsurance are met and the life is a player or coach on a team in the National Hockey League, the National Football League, the National Basketball Association or Major League Baseball, and:

       a. The risk is not an Excess Risk, then the Ceding Company shall notify the Reinsurer of this fact at the time of issue of the risk; or

       b. The risk is an Excess Risk, then, prior to ceding the risk automatically under this Agreement, the Ceding Company must confirm the Reinsurer's available capacity for that risk. The Ceding Company, by telephone call or electronic mail, shall: (i) notify the Reinsurer's Chief Underwriter, or designee, of the life's name, date of birth, sport and team affiliation, the total life insurance in force and to be placed on the life, and the amount of new reinsurance coverage required from the Reinsurer; and (ii) confirm that an application for insurance on the life has been completed. The Reinsurer shall endeavor to inform the Ceding Company of its available capacity for the risk within two business days after such notification and confirmation. After the Reinsurer has advised the Ceding Company of the amount of its available capacity, the Ceding Company may then cede to the Reinsurer no more than that amount on an automatic basis under this Agreement.

B.  Automatic Processing

If the requirements for Automatic Reinsurance are met for a life except for the requirement stated above in Section A.6, but the total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Processing Limit for that life shown in Exhibit II, then the Ceding Company may submit to the Lead Reinsurer (designated in Schedule B) all information relating to the insurability of that life. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Lead Reinsurer shall review the submitted information to determine if the life should be reinsured by the Automatic Pool and, if so, on what basis. The Lead Reinsurer shall endeavor to provide the Ceding Company with a response within 72 hours of receipt of such information. Approval by the Lead Reinsurer shall be binding on all other current Automatic Pool reinsurers. This process shall be known as Automatic Processing and shall be subject to Exhibit II.

Hereinafter, all references to Automatic Reinsurance, coverage automatically reinsured, and the Automatic Pool will include coverage reinsured through Automatic Processing.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

C.  Facultative Reinsurance

If the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are met but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, then the Ceding Company shall submit to the Reinsurer sufficient evidence agreed upon between the Ceding Company and the Reinsurer, relating to the insurability of each life submitted for Facultative Reinsurance. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Reinsurer shall promptly notify the Ceding Company of its declination to offer, its underwriting offer subject to additional requirements, or its final underwriting offer. The final underwriting offer will automatically expire upon the earliest of: (1) the date the policy application is withdrawn; (2) the expiration date specified in the final offer; (3) the date one hundred twenty
(120) days after the date of the final offer; and (4) the date a final offer is accepted and coverage is placed.

Once the Ceding Company has notified the Reinsurer in writing of its acceptance of the Reinsurer's final underwriting offer, then Facultative Reinsurance for the risk under this Agreement will become effective as described below in
Section IV.B.

                                   ARTICLE IV

                           LIABILITY FOR REINSURANCE

A. The Reinsurer's liability for Automatic Reinsurance will begin simultaneously with the Ceding Company's liability but in no event prior to the Effective Date.

B. The Reinsurer's liability for Facultative Reinsurance coverage will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application for Facultative Reinsurance and the Ceding Company has accepted the Reinsurer's final underwriting offer, as described in Section III.C.

C. In no event shall reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company knowingly was not properly licensed.

D. The Reinsurer's liability for coverage under the Ceding Company's conditional receipt or temporary insurance agreement, whichever the Ceding Company uses (a sample copy of which is included as Exhibit VI and, for the purpose of this Section D, hereinafter called the "Insurance Receipt"), is limited to the amount the Reinsurer would reinsure under this Agreement on an Automatic Reinsurance basis (whether the risk qualifies for Automatic Reinsurance or not) if the coverage under the policy applied for would have been approved and issued, as limited by the terms of the Insurance Receipt, provided:

1. The Ceding Company has followed its normal cash-with-application procedures for such coverage; and

2.  The Ceding Company's True Assessed Risk Class does not exceed Table F (or a

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
combination of flat extra and table assessment equivalent to Table F) and was not a decline (if it was a decline, the Reinsurer would have no liability for such coverage except as described below in Paragraph 5); and

3. There is no coverage in effect on the life in the Automatic Pool through any other Insurance Receipt having an effective date preceding, or the same as, the effective date of such coverage; and

4. If such coverage is on a risk that also exceeds either the Automatic Binding Limit or the Jumbo Limit for the risk as shown in Exhibit II, then the Reinsurer's liability for such excess amount of coverage will be limited by the Reinsurer's available capacity; and

5. If the Ceding Company has accepted any final underwriting offer(s) for Facultative Reinsurance on the risk (whether such offer is made by the Reinsurer, as described above in Section III.C, or by any other reinsurer(s)), then the Reinsurer's liability for such coverage under the Insurance Receipt will be equal to:

       a. The amount of coverage in effect under the terms of the Insurance Receipt; multiplied by

       b. The proportion equal to the amount of Facultative Reinsurance included in the Reinsurer's final underwriting offer that is accepted by the Ceding Company, divided by the total amount of the risk to be issued by the Ceding Company.

The Reinsurer's liability for coverage under the Insurance Receipt shall terminate simultaneously with the termination of the Ceding Company's liability under the Insurance Receipt.

E. The Reinsurer's liability for reinsurance on each risk will terminate when the Ceding Company's liability terminates, unless it terminates earlier as specified otherwise in this Agreement.

F. The liability of each reinsurer in the Automatic Pool shall be separate and not joint with the other pool reinsurers. In no way will the liability of the Reinsurer be increased by reason of the inability of the Ceding Company to collect from any other reinsurers, whether specific or general, any amounts which may be due from them, whether such inability arises from insolvency of such other reinsurers or otherwise.

G. Notwithstanding Section III.A.9, the Reinsurer shall be liable for any stranger-owned life insurance (STOLI) or premium-financed cases that are undisclosed or misrepresented to the Ceding Company and that are discovered after a risk has been made effective, unless and until such risk is successfully rescinded under Article X.H.

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                                    9

                                   ARTICLE V

                                  UNDERWRITING

A. For new business written by the Ceding Company that meets the requirements for Automatic Reinsurance, the Ceding Company intends to underwrite applications for such business as if the business were to be fully retained by the Ceding Company. Such business shall be underwritten according to the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

The underwriting practices and professional judgment used by the Ceding Company in arriving at a risk assessment may not agree entirely with the underwriting practices customarily used by, or the professional judgment of, the Reinsurer under similar circumstances.

B. For any risk ceded automatically under this Agreement, the Ceding Company shall provide to the Reinsurer all information in its possession, reasonably requested by the Reinsurer that was used in underwriting and assessing the risk.

This information to be provided to the Reinsurer may be transmitted using any medium agreed upon by the Parties; a valid copy of the information shall satisfy this purpose.

This information shall be delivered to the Reinsurer within thirty (30) calendar days after the Ceding Company receives the request for the information, unless an alternative delivery period is agreed upon by the Parties.

C. For any risk reviewed by the Reinsurer where the Reinsurer's assessment of the risk differs materially from that of the Ceding Company, the Parties shall work together in good faith to develop a mutually agreeable risk assessment that shall be used to calculate the Reinsurance Premiums for that risk from the beginning of the Reinsurer's liability for such risk under this Agreement. If the Parties cannot settle on a mutually agreeable risk assessment within a reasonable time period, they shall submit the risk for expedited arbitration under Article XIX. If the expedited arbitration process determines that the risk should have been declined, the Reinsurer will have no liability for such risk.

D. Any unintentional or accidental failure of the Ceding Company to adhere to the underwriting practices and guidelines described in Schedule C, D, or E, as applicable, in the assessment of risks, resulting from an oversight or clerical error by the Ceding Company shall not be grounds for denying reinsurance coverage on a risk. In such cases, the Parties shall work together in good faith to develop a mutually agreeable risk assessment that shall be used to calculate the Reinsurance Premiums for that risk from the beginning of the Reinsurer's liability for such risk under this Agreement. Notwithstanding the foregoing, grossly negligent acts, of the Ceding Company, recurring material errors or material errors that are part of a pattern evidencing a disregard for the underwriting practices and guidelines described in Schedules C, D, or E, as applicable, may be grounds for denying reinsurance coverage on a risk.

E. For any risk provisionally ceded in accordance with Section III.A.3.b (2), the Ceding Company shall submit the risk to the Reinsurer for review as soon as the coverage is placed. If the Reinsurer's assessment of the risk is:

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1.  not more than two rating tables less favorable than the Ceding Company's assessment, then:

       a. the Reinsurer shall accept the risk automatically at the Ceding Company's True Assessed Risk Class; and

       b. this submission of the risk to the Reinsurer will not be considered a facultative submission for any future risks on the proposed insured(s); or

2. more than two rating tables less favorable than the Ceding Company's assessment but still currently insurable (that is, not a "decline" or "postpone" assessment), then:

       a.   the Ceding Company may either:

         (1) accept the Reinsurer's risk assessment to calculate the Reinsurance Premiums for the risk from the beginning of the Reinsurer's liability for the risk under this Agreement; or

         (2)  decide not to reinsure the risk under this Agreement; and

       b. this submission of the risk to the Reinsurer will be considered a facultative submission for any future risks on the proposed insured(s); or

3. not currently insurable (that is, a "decline" or "postpone" assessment), then:

       a.   the risk shall not be reinsured under this Agreement; and

       b. this submission of the risk to the Reinsurer will be considered a facultative submission for any future risks on the proposed insured(s).

                                   ARTICLE VI

                              REINSURANCE PREMIUMS

A.  Computation

Reinsurance Premiums under this Agreement shall be calculated as described in
Exhibit I.

B.  Timing

Reinsurance Premiums are payable each month of coverage for reinsured risks in force at the end of the preceding month. For newly reinsured risks with a reinsurance effective date during the current month, the monthly Reinsurance Premium for the first month of coverage will be payable in the next following monthly statement.

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C.  Extended Policy Maturity

If the maturity date of a reinsured policy is extended in accordance with the policy, the death benefit under the policy will continue to be payable as provided in the policy, and the reinsurance under this Agreement will remain in effect on the same terms as before the policy's original maturity date.

D.  Unearned Reinsurance Premiums

The Reinsurer will refund to the Ceding Company all unearned Reinsurance Premiums, less applicable allowances, arising from policy conversions, other changes, and terminations described in Article X. If termination is due to lapse, surrender or conversion, unearned Reinsurance Premium will be determined as of the effective date of termination of the policy. If termination is due to death, unearned Reinsurance Premium will be determined as of the date of death.

E.  Guaranteed Rates

The Annual Rates per $1,000 of Reinsured Net Amount at Risk set forth in Exhibit III are guaranteed. The Allowance Percentages set forth in Exhibit IV are also guaranteed, except to the extent that the Reinsurer may adjust the Allowance Percentages but only in an amount required to ensure that the Reinsurer receives its proportionate share of any increases in premium rates, policy charges including cost of insurance rates, or administrative fees as implemented by the Ceding Company for the reinsured policies.

The Reinsurer will establish statutory reserves for business reinsured under this Agreement in its statutory financial statements in accordance with applicable accounting and valuation laws, regulations and actuarial guidelines to which the Reinsurer is subject. Notwithstanding the foregoing, the Reinsurer intends to hold statutory reserves for business reinsured under this Agreement on a 1/24 cx basis using the 2001 CSO Sex and Smoker Distinct Ultimate Table and the prevailing statutory interest rate.

If the reserve methodology used by the Reinsurer on the Effective Date must be modified due to a change in law or regulation or a change in a regulator's interpretation or application of existing law or regulation (hereinafter a "Reserve Methodology Change Event"), then the Reinsurer will notify the Ceding Company of the occurrence of the Reserve Methodology Change Event within one hundred eighty (180) days after first learning of such event, and the Reinsurer will have the right to transfer this Agreement to an affiliate reinsurer not subject to U.S. insurance laws, provided that:

1. The Ceding Company is able to take Reinsurance Credit as provided in Article VIII; and

2. The affiliate reinsurer accepts transfer of this Agreement (including all amendments) by novation, without any material modification to the substantive terms of the Agreement except as necessary to enable the Ceding Company to take Reinsurance Credit in accordance with Article VIII (notwithstanding the terms of Article XIV, if the Reinsurer novates this Agreement to an entity that is not subject to United States taxation, the joint DAC Tax Election under Article XIV shall be invalid for consideration received after the date of the novation); and

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    3.   The transfer by novation to the affiliate reinsurer does not result in the payment of any United States tax by the Ceding Company; and

    4. The affiliate reinsurer has, at the time of the transfer, a Moody's or Standard & Poor's rating equivalent to the Reinsurer's on the execution date of this Agreement, or the Reinsurer provides a performance guarantee to the Ceding Company, issued by the Reinsurer or by an affiliate with, at the time of the transfer, a Moody's or Standard & Poor's rating equivalent to the Reinsurer's on the execution date of this Agreement; any such performance guarantee will apply only to amounts reinsured under this Agreement, including reasonable costs of collection, enforcement of the performance guarantee, and interest thereon, and will terminate automatically if and when the affiliate reinsurer subsequently obtains a Moody's or Standard & Poor's rating equivalent to the Reinsurer's on the execution date of this Agreement; and

    5. If the Reserve Methodology Change Event is due to a change in a regulator's interpretation or application of existing law or regulation, the Reinsurer provides documentation to the Ceding Company showing details of the change in interpretation and a demonstration of the Reinsurer's application of such change to business retained by the Reinsurer.

In the event of a novation under this Section, the Parties shall amend this Agreement in accordance with Article I.B to reflect the mutually agreed upon terms applicable to such transfer. Such terms shall include, but shall not be limited to, provisions regarding Credit for Reinsurance, Service of Suit and Federal Excise Tax, as applicable.

F.  Payment of Reinsurance Premiums

The Net Reinsurance Premium Balance payable each month equals the sum of the Reinsurance Premiums described above in Section A, minus the sum of any unearned Reinsurance Premiums described above in Section D. For any month, this net balance may be positive (greater than zero) or negative.

Any positive Net Reinsurance Premium Balance for a month is payable to the Reinsurer. The Ceding Company shall forward this balance to the Reinsurer by its due date, which is thirty (30) days after the close of the calendar month.

The absolute value of any negative Net Reinsurance Premium Balance for a month is payable to the Ceding Company. The Reinsurer shall forward this balance to the Ceding Company by its due date, which is thirty (30) days after the Ceding Company submits the statement for that month.

G.  Overpayment of Reinsurance Premiums

If the Ceding Company overpays a Net Reinsurance Premium Balance and the Reinsurer accepts the overpayment, the Reinsurer's acceptance of the overpayment will not constitute or create an additional reinsurance liability, and it will not result in any additional reinsurance. Instead, the Reinsurer shall be liable to the Ceding Company for a credit in the amount of the overpayment without interest.

H.  Underpayment of Reinsurance Premiums

If the Ceding Company fails to make a full payment of the Net Reinsurance
Premium

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Balance, due to an Error defined in Article IX, the amount of reinsurance coverage provided by the Reinsurer on the risks related to such underpayment shall not be reduced. However, once the underpayment is discovered by one Party and the other Party is notified of the underpayment, the Ceding Company shall promptly pay to the Reinsurer the difference between the full payment amount and the amount actually paid. If payment of the full amount of the underpayment is not made within sixty (60) days after the discovery of the underpayment, the underpayment shall be treated as delinquent premium and subject to the conditions listed below in Section I.

The Reinsurer reserves the right to charge the Ceding Company interest on the amount of the underpayment, even if it becomes delinquent as described below in
Section I. Such interest will accrue from the due date of the underpaid Net Reinsurance Premium Balance and be computed as described in Section XXII.P.

I.  Termination of Reinsurance for Nonpayment of Reinsurance Premiums

If undisputed Reinsurance Premiums for one or more reinsured risks are delinquent, the Reinsurer has the right to terminate its reinsurance liability on those risks by giving the Ceding Company ninety (90) days advance written notice of termination. This notice shall list the risks and the amount of the delinquent Reinsurance Premium for each risk. If the delinquent Reinsurance Premiums have not been paid to the Reinsurer as of the end of such notice period, the Reinsurer's liability will terminate for the risks described in the termination notice at the end of such notice period.

If the Reinsurer's liability on one or more of the Ceding Company's risks is terminated because of nonpayment of Reinsurance Premiums, the Ceding Company will continue to be liable to the Reinsurer after the termination for all unpaid Reinsurance Premiums earned up to the date of such termination.

The Ceding Company shall not force termination under the provisions of this
Section I solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

J.  Reinstatement of Reinsurance Terminated for Nonpayment of Reinsurance
Premiums

The Ceding Company may reinstate reinsurance on risks terminated in accordance with Section I within sixty (60) days after the effective date of termination by paying the unpaid Reinsurance Premiums for the risks inforce prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and the date of reinstatement. The effective date of reinstatement will be the date the required unpaid Reinsurance Premiums are received by the Reinsurer.

                                  ARTICLE VII

                             REINSURANCE REPORTING

A.  Accounting Statements and Other Reports

Within thirty (30) days after the close of each calendar month, the Ceding Company shall provide the Reinsurer an accounting statement. The Ceding Company shall also provide the Reinsurer with additional reports as provided in Exhibit VII.

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For Automatic and Facultative Reinsurance becoming effective during the calendar month, the Ceding Company will notify the Reinsurer of such new reinsurance business in the succeeding monthly report. However, the first three monthly reports under this Agreement will be sent within one hundred twenty (120) days after the due date of the first monthly report.

Additional reports reasonably requested by a Party will be provided by the other Party in a timely manner.

B.  Reporting Format and Medium

The information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be in a format, and transmitted using a medium, mutually agreeable to the Parties. As of the Effective Date of this Agreement, the information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be on a self-administered reporting basis as set out in Exhibit VII.

The Ceding Company shall inform the Reinsurer at least one month in advance of any change in the reporting format or data prior to its use in reports to the Reinsurer. The Ceding Company shall provide the Reinsurer with a test file containing such a change prior to its implementation in the production of reports.

C.  Reporting Delays

The Ceding Company shall inform the Reinsurer of any material delays.

                                  ARTICLE VIII

                             CREDIT FOR REINSURANCE

A.  Reinsurance Credit

The Parties intend that the Ceding Company be entitled to take credit for the reinsurance ceded under this Agreement in its statutory financial statements filed in all jurisdictions in which the Ceding Company is licensed, accredited, or otherwise authorized to transact business ("Reinsurance Credit"). The Parties shall use best efforts to ensure that such entitlement shall become and remain available to the Ceding Company throughout the duration of this Agreement.

The amount of the Reinsurance Credit shall be determined by the Ceding Company and shall include mortality risk reserves, unearned premium reserves, and reinsurance recoverables on paid and unpaid losses for the reinsurance ceded under this Agreement. Such amounts shall be calculated in accordance with applicable accounting and valuation laws, regulations and actuarial guidelines to which the Ceding Company is subject on each valuation date and shall take into account the terms of this Agreement.

B.  Reinsurer Representation

The Reinsurer represents to the Ceding Company that, as of the Effective Date of the Agreement, it was properly licensed or accredited in all jurisdictions in which the Ceding Company is licensed, accredited, or otherwise authorized to transact insurance business, so

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that the Reinsurance Credit shall be allowed. The Reinsurer shall notify the
Ceding Company, as a material communication under Article XXIII, immediately upon learning of any change in, or loss of, such licensing or accreditation.

C.  Security for Reinsurance Credit

If the Ceding Company believes in good faith it may not be entitled to claim Reinsurance Credit, as described above, in total or in part, due to a change in law or regulation, or due to a change in the interpretation or application of existing law or regulation by a regulator (hereinafter an "Uncontrollable Reserve Credit Event"), or due to a failure by the Reinsurer to maintain in effect a required license or accreditation in any of the jurisdictions in which the Ceding Company is licensed to transact insurance business (hereinafter a "Controllable Reserve Credit Event"), then, subject to the Reinsurer's rights and obligations to cure as defined in this Article, the Parties will take the steps specified below in this Article.

The Party who first becomes aware of such event will provide prompt notice to the other Party of the occurrence of either an Uncontrollable Reserve Credit Event or a Controllable Reserve Credit Event (hereinafter collectively "Reserve Credit Event").

Within fifteen (15) days of delivery of (if the delivering Party) or receipt of (if the receiving Party) such notice, the Reinsurer shall propose to the Ceding Company a cure to the Reserve Credit Event in a manner that eliminates the need for or enables the Ceding Company to continue to receive Reinsurance Credit. The Ceding Company may approve or disapprove the Reinsurer's cure proposal at its sole discretion, except that the Ceding Company shall not deny unreasonably disapprove any cure proposal presented by the Reinsurer as long as the proposed cure meets all applicable laws and regulations regarding Reinsurance Credit and does not require the payment of any United States tax by the Ceding Company.

Without limiting potential cure options, the Reinsurer's proposed cure may include:

       (i) Modifying the settlement terms of this Agreement during the Reserve Credit Event to provide for monthly settlements in arrears during the pendency of the Reserve Credit Event; or

       (ii) Modifying the settlement terms of this Agreement during the Reserve Credit Event to provide for settlements on a funds-withheld basis during the pendency of the Reserve Credit Event; or

       (iii) Transferring the reinsurance provided under this Agreement to another reinsurer by novation of this Agreement, provided that such other reinsurer meets the Ceding Company's established reinsurer credit criteria in place at the time of the transfer and that such other reinsurer accepts transfer of this Agreement (including all amendments thereto) by novation without any material modification to the substantive terms of the Agreement (notwithstanding the terms of Article XIV, if the Reinsurer novates this Agreement to an entity that is not subject to United States taxation, then the joint DAC Tax Election under Article XIV shall be invalid for consideration received after the date of novation); or

       (iv) The Reinsurer establishing and maintaining sufficient collateral, the form of which may be a letter of credit or assets in trust or some combination of the two, provided such collateral meets all applicable laws and regulations regarding Reinsurance

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          Credit amending this Agreement accordingly and entering into additional agreements as necessary; or

       (v)  Any combination of the foregoing or comparable approaches.

In the event the Parties agree upon a cure, the Parties shall amend this Agreement, in accordance with Section I.B, to reflect the agreed-upon terms of such cure.

If the Reinsurer cannot cure an Uncontrollable Reserve Credit Event, as set forth above, but such Uncontrollable Reserve Credit Event can be cured by the posting of collateral, within fifteen (15) days the Reinsurer shall establish and maintain collateral, either a trust or a letter of credit, in a form which meets all applicable standards of law and regulation to enable the Ceding Company to claim Reinsurance Credit during the pendency of the Reserve Credit Event. The Parties agree that in such an event, the cost of establishing and maintaining the collateral will be shared equally by the Ceding Company and the Reinsurer.

If the Reinsurer cannot cure a Controllable Reserve Credit Event, as set forth above, but such Controllable Reserve Credit Event can be cured by the posting of collateral, within fifteen (15) days the Reinsurer shall establish and maintain collateral, either a trust or a letter of credit, in a form which meets all applicable standards of law and regulation to enable the Ceding Company to claim Credit during the pendency of the Reserve Credit Event. The Parties agree that in such an event, the cost of establishing and maintaining the collateral will be borne entirely by the Reinsurer.

If a Reserve Credit Event is not cured or the Reinsurer fails to establish or maintain collateral as set forth above, then the Ceding Company may recapture the Business Reinsured under this Agreement in accordance with the terms of
Article XVI. In no event shall recapture be construed to be the exclusive remedy of the Ceding Company.

                                   ARTICLE IX

                                     ERRORS

Errors, omissions, oversights, delays or misunderstandings in the administration of this Agreement (collectively "Error") by either Party, shall not invalidate the reinsurance hereunder. As soon as reasonably possible after discovery, notice shall be provided, the Error shall be rectified and both Parties shall be restored, to the extent possible, to the position they would have occupied had the Error not occurred.

However, if it is not reasonably possible to restore each Party to the position it would have occupied if not for the Error, the Parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the Parties as evidenced by this Agreement.

If either Party discovers that the Ceding Company has failed to correctly report ceded reinsurance as provided in this Agreement, the Reinsurer may audit the Ceding Company's records for other similar Errors. The Ceding Company is expected to correct such Errors and to take reasonable actions to ensure that similar Errors do not recur. If the Reinsurer receives no evidence that the Ceding Company has taken reasonable actions to remedy such a situation, then the Reinsurer reserves the right to limit its liability on risks not correctly reported by providing thirty (30) days advance written notice to the Ceding Company of its intention to limit its liability on such risks.

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                                   ARTICLE X

              POLICY CONVERSIONS, OTHER CHANGES, AND TERMINATIONS

A. Conversions

A conversion is a policyholder's exercise of a contractual right to replace in-force coverage with a new permanent policy without evidence of insurability. Conversions from a policy reinsured under this Agreement will continue to be reinsured under this Agreement as follows:

1. The converted coverage under the new policy will be reinsured with the Reinsurer in the same proportion as was determined for the in-force coverage converted; and

2. Reinsurance Premiums for such converted coverage shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

Conversions from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

B. Increases and Decreases in Policy Face Amount

1. If the face amount of a policy reinsured under this Agreement increases and:

       a.   The increase is subject to full underwriting, then the provisions of
            Article III shall apply to the increase in reinsurance and Reinsurance Premiums for the increase shall be based on new-business rates.

          Notwithstanding the foregoing, after termination of this Agreement for new business, any increases subject to full underwriting must be submitted to the Reinsurer on a facultative obligatory basis, if, the increase in face amount is in excess of one million dollars ($1 million); or

       b.  The increase is not subject to full underwriting, and:

         (1)  The policy was ceded automatically, and:

              (a) The face amount after the increase does not exceed the applicable Total Allocation Limit or if it does exceed the applicable Total Allocation Limit, it does not exceed the applicable Automatic Issue Limit, then the Reinsurer will accept the increase; or

              (b) The increase does not meet the requirement above in (a), then the Reinsurer must consent to the increase; or

         (2) The policy was ceded facultatively, then the Reinsurer must consent to the increase.

Reinsurance Premiums for increases not subject to full underwriting shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of

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Reinsured Net Amount at Risk as set forth in Exhibit III.

For increases in accordance with B.1.b (1), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined for the increase at the time the increase goes into effect, in accordance with Schedule B. For increases in accordance with B.1.b (2), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined by mutual agreement of the Parties.

2.  If the face amount of a policy reinsured under this Agreement decreases and:

       a. If the face amount of a policy that was previously increased is subsequently decreased, the decrease will be applied first to the increase with the latest effective date, and then to the increase with the next earlier effective date, and so forth as necessary, until applying any remaining decrease to the initial face amount of the policy.

       b. The Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined at the time the decrease goes into effect, as follows:

         (1) For decreases under policies ceded automatically, in accordance with Schedule B; or

         (2) For decreases under policies ceded facultatively, the amount of the risk reinsured to the Reinsurer shall be reduced proportionately.

C.  Policy Exchanges and Other Changes

A policy exchange is a new policy replacing an existing policy where the new policy is not fully underwritten. Reinsurance Premiums for exchanges from one single life policy reinsured under this Agreement to a different single life policy will be calculated on a point-in-scale basis using Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit III. Likewise, Reinsurance Premiums for exchanges from one last survivor policy reinsured under this Agreement to a different last survivor policy will be calculated on a point-in-scale basis using Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit III. Reinsurance Premiums for exchanges from a last survivor policy reinsured under this Agreement with the Last Survivor Exchange Option Rider or Twenty-Four (24) Month Exchange Rider to two single life policies will be calculated at the applicable single life point-in-scale Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit
III. For each new policy after the exchange, the insurance will continue to be reinsured by the Reinsurer in the same proportions as set at issue of the original coverage.

If there is a contractual change in a policy reinsured under this Agreement that is not subject to full underwriting, other than the changes described above in Sections A and B, the insurance shall continue to be reinsured with the Reinsurer in the same proportions as the original coverage and Reinsurance Premiums for contractual changes shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

The Ceding Company shall notify the Reinsurer of any such changes in policies reinsured under this Agreement in its monthly reinsurance reports.

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Exchanges made from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

D.  Policy Terminations and Lapses

If a policy reinsured under this Agreement terminates, the reinsurance for the risk will terminate as of the effective date of policy termination. For a policy terminated due to the expiry of any grace period for an unpaid amount, the effective date of termination for such policy will be the date such unpaid amount was first due.

If a policy reinsured under this Agreement lapses to extended term insurance under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsurance until the expiry of the extended term period.

If a policy reinsured under this Agreement lapses to reduced paid-up insurance under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Section B.2 of this Article.

If the Ceding Company allows a policy reinsured under this Agreement to remain in force under its automatic premium loan provisions, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such provisions remain in effect, except as otherwise provided in this Agreement.

E.  Reduction in Retained Coverage on a Life

If any portion of the aggregate amount of insurance retained by the Ceding Company or its affiliates on an individual life reduces or terminates, the Ceding Company or its affiliates will recalculate its retention on any remaining risk(s) in force on that life. The Ceding Company or its affiliates will not be required to retain an amount in excess of its retention limit for the age, mortality rating, and risk classification based on the applicable retention limit that was in effect at the time of issue for any risk. Unless provided for otherwise in the applicable reinsurance agreements, the Ceding Company or its affiliates will first recalculate the retention on the risk(s) having the same mortality rating as the terminated risk(s). Order of recalculation will secondarily be determined by effective date of the risk, oldest first.

F.  Multiple Reinsurers

If reinsurance of a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk unless specified otherwise in Schedule B or agreed upon by the Reinsurer.

G.  Mortality Rating Changes

On Facultative Reinsurance, if the Ceding Company wishes to reduce the mortality rating or otherwise improve the risk class, such change will be subject to the Reinsurer's approval. On Automatic Reinsurance, the Reinsurer will accept this change if the change qualifies under the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

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H.  Rescission of Policy Coverage Prior to Death Claim

1. If a misrepresentation, misstatement, or omission on an application results in the Ceding Company's rescission of coverage, the Reinsurer shall refund to the Ceding Company any Reinsurance Premiums it received on that coverage. This refund shall be in lieu of any and all other reinsurance benefits payable on that coverage under this Agreement.

2. The Ceding Company shall promptly notify the Reinsurer in the event a rescission is challenged by legal action. The Ceding Company shall also furnish all information material to such action.

Recognizing the urgent nature of these communications, within ten (10) business days of receipt of such information, the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the legal and investigation expenses associated with the defense of the rescission. The Reinsurer may extend the ten-day period by two (2) additional business days by written notice to the Ceding Company, if such notice is provided by the end of the initial ten-day period. If the Reinsurer does not respond to the Ceding Company within the timeframe above, the Reinsurer will be deemed to have elected to participate in the legal and investigation expenses associated with the defense of the rescission.

3. If a rescission of policy coverage is reversed and the policy coverage is restored to in-force status, any related reinsurance coverage under this Agreement shall also be restored upon the Ceding Company's payment to the Reinsurer of all applicable Reinsurance Premiums.

                                   ARTICLE XI

                              POLICY REINSTATEMENT

If a policy reinsured under this Agreement lapses or terminates, and is later reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Procedure to Reinstate Reinsurance

If the policy being reinstated was reinsured on an automatic basis under this Agreement, or if the policy being reinstated was reinsured on a facultative basis under this Agreement and the reinstatement occurs less than sixty (60) days after the policy has lapsed or terminated, the reinsurance cession shall be automatically reinstated.

If the policy being reinstated was reinsured on a facultative basis under this Agreement and the reinstatement occurs sixty (60) days or more after the policy has lapsed or terminated, copies of the application for reinstatement, any personal declaration or medical examination, and any other underwriting documents (collectively, "Underwriting Information") shall be forwarded by the Ceding Company to the Reinsurer, together with the request for reinstatement of the reinsurance. The Reinsurer shall notify the Ceding Company promptly of its acceptance or declination of the request for reinstatement.

The Reinsurer reserves the right to request any available Underwriting Information on any

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reinstatement.

B.  Cost to Reinstate Reinsurance

Upon reinstatement of reinsurance under this Article, the Ceding Company shall pay the Reinsurer Reinsurance Premiums in the same manner as the Ceding Company received corresponding policy charges under the policy for the period of lapse.

The Reinsurer reserves the right to charge the Ceding Company interest on such Reinsurance Premiums in accordance with Section XXII.P.

C.  Nonforfeiture Reinsurance Termination

If the Ceding Company reinstates a policy that is reinsured while under an extended term or reduced paid-up nonforfeiture option, then reinsurance under such nonforfeiture option will terminate upon policy reinstatement.

                                  ARTICLE XII

                                     CLAIMS

A.  Liability for Claims

1. The Ceding Company is responsible for the settlement of claims on policies reinsured under this Agreement. It is the Ceding Company's sole decision to determine whether a claim is payable under a policy. The Ceding Company shall operate in good faith and adjudicate claims on policies reinsured under this Agreement as if there were no reinsurance. All claim settlements on policies reinsured hereunder will be subject to the terms and conditions of the particular policy and the applicable statutory requirements of the Ceding Company. The Ceding Company's decision to pay a claim, provided the Ceding Company has complied with the terms of this Agreement, shall be binding on the Reinsurer, and the Reinsurer shall be liable for its portion of the reinsurance on that risk, as described in Schedule B.

2.  Ceding Company's Claims Practices Relating to Claims Investigations

It is the Ceding Company's sole decision to determine whether to investigate, contest, compromise, or litigate a claim; however, the Ceding Company is responsible for investigating, contesting, compromising or litigating reinsured policy claims in accordance with applicable law and policy terms.

The Ceding Company acknowledges that it follows industry standards as of the Effective Date and generally investigates claims with any of the following criteria:

       a. If the claim occurs within the contestable period as defined by the reinsured policy; or

       b. If there is a reasonable question regarding the validity of the insured's death or the authenticity of the proof(s) of death; or

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       c.   If the death occurs outside the United States or Canada; or

       d.  If the insured is missing or presumed dead; or

       e.   If there is a reasonable suspicion of fraud.

A claim investigation generally includes confirming proof of death, reviewing medical records to validate the insured's medical disclosures, and, if deemed appropriate, reviewing the insured's financial condition at the time of application for coverage. Investigations may also include obtaining police reports, coroners' reports, financial records, or other information that would be appropriate under the circumstances.

The Ceding Company acknowledges that its general practice is to defend against a claim if:

       (i) A material omission or misrepresentation of fact is found in the policy application; or

       (ii) Fraud is found that can be proved; or

       (iii) There is insufficient proof of death.

3.  This Section A shall work in conjunction with Section D of this Article.

B.  Notification of Claims

1. The Ceding Company shall promptly notify the Reinsurer when it is advised of a death claim on coverage reinsured under this Agreement, but in any event, not later than 12 months after the Ceding Company is advised of the claim.

2. Notwithstanding the foregoing, for the following types of claims on coverage reinsured under this Agreement, the Ceding Company shall furnish the Reinsurer with all information it has pertaining to the issuance of the coverage and to the claim:

       a. claims where the loss was incurred during the contestable period and where the Reinsured Net Amount at Risk on the life exceeds and

       b.  claims for which either:

         (1) the death reportedly occurred outside of the United States or Canada; or

         (2) the body of the insured has not been found -- that is, the insured is reported missing and presumed dead.

The Reinsurer shall have six (6) business days to provide the Ceding Company with any information it has on such claim. The Ceding Company shall consider all information in determining its claim liability in accordance with Section XII.A.1. The Ceding Company's failure to notify the Reinsurer of such claims shall be treated in accordance with Article IX.

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If the Reinsurer discovers that the Ceding Company's claim practices and procedures in effect at the time of the submission of a claim differ materially and adversely from those in effect at the Effective Date of this Agreement and from industry standards at the time of the claim, then, in addition to any other remedies available to the Reinsurer under this Agreement, the Reinsurer may, by written amendment to this Agreement as described in Section I.B, seek to adjust the threshold amount specified above in Paragraph a.

C.  Claim Payment

1.  Proofs

If a death claim is made under a risk reinsured under this Agreement, the Ceding Company shall provide the Reinsurer with copies of proof(s) of death of the insured(s), proof of claim payment, and the claimant's statement (collectively "Proofs"). Copies of claim files, underwriting files and other documents relating to a claim payment under this Agreement shall be furnished to the Reinsurer upon written request.

2.  Payment of Reinsurance Proceeds

The Reinsurer shall pay the Ceding Company reinsurance proceeds on claims for which the Ceding Company is contractually liable under policies eligible for reinsurance under this Agreement. The due date for such payment is the date thirty (30) calendar days after the date that the Reinsurer has received the Proofs.

The Reinsurer shall also reimburse the Ceding Company for its proportionate share of non-routine claims expenses (defined below in Section G) and any interest paid by the Ceding Company on such claims, such proportion based on the Reinsurer's proportionate share of the Total Net Amount at Risk of the coverage, as defined in Schedule B. Interest paid by the Ceding Company on such claims shall be in accordance with the policy provisions and applicable state requirements.

Payment of reinsurance proceeds will be made to the Ceding Company in a single sum, regardless of the Ceding Company's mode of settlement with the payee under the policy.

3.  Claim Balances in Default

If the Reinsurer is delinquent by more than thirty (30) days on an undisputed amount due to the Ceding Company relating to a claim:

       a. The Ceding Company shall have the right to charge interest on delinquent amounts in accordance with Section XXII.P;

       b. The Ceding Company shall have the right to offset such amount, including any accrued interest charged by the Ceding Company, from any amount due the Reinsurer in accordance with Article XVII; and

       c. To the extent there is an insufficient balance from which to offset such amounts, the Ceding Company shall have the right to recapture the remaining reinsurance under this Agreement, as described in
            Article XVI,

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            provided the Ceding Company has given the Reinsurer ninety (90) days advance written notice of its intent to recapture and the Reinsurer has failed to pay the net amount due, including any accrued interest charged by the Ceding Company, by the end of such notice period. In no event shall recapture be construed to be the exclusive remedy of the Ceding Company.

D.  Contested Claims

1. The Ceding Company shall promptly notify the Reinsurer of its intent to deny, reduce, compromise, contest, litigate, or assert defenses against (collectively, "Contest") a claim on a risk reinsured under this Agreement. The Ceding Company shall also furnish all information material to such action.

Recognizing the urgent nature of these communications, within six (6) business days of receipt of such information (the "Contested Claim Review Period"), the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the Contest. The Reinsurer may extend the Contested Claim Review Period by two (2) additional business days by written notice to the Ceding Company, if such notice is provided by the end of the initial six-day period. If the Reinsurer does not respond to the Ceding Company within the Contested Claim Review Period, the Reinsurer will be deemed to have elected to participate in the Contest, and any settlement made by the Ceding Company shall be binding on the Reinsurer.

2.  If the Reinsurer elects to participate in the Contest, then:

       a. The Ceding Company will advise the Reinsurer of all significant developments, including notice of legal proceedings initiated in connection with the contested claim, at reasonable intervals until the claim is resolved;

       b. The Reinsurer shall pay its proportionate share of any settlement of the claim, such proportion based on the Reinsurer's proportionate share of the Total Net Amount at Risk of the coverage, as defined in Schedule B; and

       c. The Reinsurer shall also share in the non-routine claims expenses (defined below in Section G) and Extra-Contractual Obligations, as defined in Article XIII, associated with the Contest in the same proportion as stated above in Paragraph b.

Notwithstanding the foregoing, if at any point in time, the Reinsurer does not agree with the Ceding Company's course of action associated with the Contest, the Reinsurer may opt out of the Contest by paying its full share of liability as if there had been no Contest, and shall incur no further expense or obligation to reimburse the Ceding Company with respect to actions taken after the date the Reinsurer opts out. However, once the Reinsurer has participated in the Contest, the Reinsurer shall remain liable for its proportionate share of any Extra-Contractual Obligations that arise from agreed upon actions taken prior to the date the Reinsurer opts out. Any dispute over whether Extra-Contractual Obligations arose from agreed upon actions taken prior to the date the Reinsurer opts out shall be subject to dispute resolution in accordance with this Agreement.

3.  If the Reinsurer declines to participate in the Contest of the claim, then:

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       a.   The Reinsurer shall release all of its liability for the claim by paying the Ceding Company the Reinsured Net Amount at Risk and its proportionate share of non-routine claims expenses (defined below in Section G) incurred to the date on which the Reinsurer notifies the Ceding Company that it declines to be a party to the action, in the same proportion as stated above in Paragraph 2.b as though there were no Contest; and

       b. The Reinsurer shall not share in any subsequent increase or decrease in liability for the claim.

4.  The Reinsurer will not recommend to the Ceding Company to contest a claim.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or decreased because of misstatement of age or sex that is established after the death of the insured (or the second death in the case of a last survivor policy), the Reinsurer will share with the Ceding Company in this increase or decrease of insurance in proportion to the Reinsurer's share of the Total Net Amount at Risk, as defined in Schedule B. The amount will be adjusted from the inception of the policy, and any difference in amounts due between the Parties under this Agreement will be settled without interest. The Reinsurer's proportionate share of the increase or decrease will be equal to its share of the Total Net Amount at Risk, as defined in Schedule B.

F.  Return of Premium for Misrepresentations and Suicides

1. If a misrepresentation, misstatement, or omission on an application, or the death of an insured by suicide, results in the Ceding Company returning the policy premiums (or monthly deductions) to the policy owner rather than paying the death benefits under a risk reinsured under this Agreement, the Reinsurer shall refund to the Ceding Company all of the Reinsurance Premiums it received on that coverage without interest. This refund paid by the Reinsurer shall be in lieu of any and all other reinsurance benefits payable on that risk under this Agreement.

2. In addition, the Reinsurer shall pay its proportionate share of reasonable third-party investigation and legal expenses connected with the Ceding Company's decision to return the policy premiums (or monthly deductions) as described above in Paragraph F.1. This paragraph shall not apply to expenses relating to rescissions of policies which are determined to be stranger-owned life insurance policies or investor-owned life insurance policies.

G.  Claims Expenses

1.  Routine Claims Expenses

The Ceding Company shall pay routine expenses incurred in connection with settling claims. These expenses may include the compensation of agents and employees, and the expense of routine investigations.

2.  Non-Routine Claims Expenses

The Reinsurer will participate in non-routine claims expenses, defined as the

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expenses incurred by the Ceding Company in connection with the Contest, or potential Contest, of a claim. These non-routine claims expenses may include court costs and investigation, autopsy and legal expenses; they would not include the compensation of salaried officers and employees of the Ceding Company. However, if the Reinsurer declines to participate in the Contest of a claim as described above in Paragraph D.3, the Reinsurer will not share in any non-routine expenses for the claim that are incurred after the date of the Reinsurer's release.

3. Claims expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds.

                                  ARTICLE XIII

                         EXTRA-CONTRACTUAL OBLIGATIONS

This Agreement shall, to the extent permitted by law, indemnify the Ceding Company for any Extra-Contractual Obligations.

For the purposes of this Agreement, "Extra-Contractual Obligations" shall mean any punitive, exemplary, compensatory, consequential or other damages paid or payable by the Ceding Company as a result of an action arising under, relating to, or in connection with a Contest.

                                  ARTICLE XIV

                     DAC TAX SECTION 1.848-2(g)(8) ELECTION

The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code"). As used in this Article, the terms "net positive consideration," "specified policy acquisition expenses," and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2(g)(8) and Code Section 848 as of the Effective Date.

As part of this DAC Tax Election, both Parties agree:

A. That the Party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code Section 848(c)(1);

B. To exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency; and

C. That the method and timing of the exchange of this information shall be as follows:

1. The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year with its calculation of the net consideration for the preceding calendar year.

2. If the Reinsurer disagrees with the calculation, the Parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both Parties by July 1 of each year.

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3.  If required by the Treasury Regulations, each Party shall attach the calculation schedule to its respective U.S. federal income tax return for each taxable year in which consideration is transferred under this Agreement. The calculation schedule shall identify this Agreement, and shall restate the election described in this Article.

D. This DAC Tax Election shall be effective on the Effective Date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under the provisions of either Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

                                   ARTICLE XV

                                   INSOLVENCY

A.  Insolvency of the Ceding Company

In the event of the insolvency of the Ceding Company, as determined by the regulatory agency responsible for such determination, all reinsurance will be payable by the Reinsurer on the basis of the liability of the Ceding Company under policies reinsured under this Agreement directly to the liquidator, receiver or statutory successor of the Ceding Company, without diminution because of the insolvency of the Ceding Company. It is the intention of the Parties that, unless expressly provided for otherwise in this Agreement, the
Reinsurer:

1. shall be liable only for benefits reinsured as benefits become due under the terms of the policies reinsured under this Agreement;

2. shall not be liable for any amounts or reserves required to be held by the Ceding Company for policies reinsured under this Agreement; and

3. shall not be liable for any damages or payments resulting from any termination or restructure of the policies reinsured under this Agreement.

In the event of the insolvency of the Ceding Company, the liquidator, receiver or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any policy reinsured under this Agreement within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Ceding Company or its liquidator, receiver or statutory successor.

The expenses incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of the insolvent the Ceding Company to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

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B.  Insolvency of the Reinsurer

For purposes of this Section B, the Reinsurer shall be deemed insolvent when the
Reinsurer:

       a. applies for or is subject to the appointment of a receiver, rehabilitator, conservator, liquidator, supervisor or statutory successor of its properties or assets;

       b.  is adjudicated as bankrupt or insolvent;

       c. files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

       d. becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the Reinsurer's domicile.

The effective date of the insolvency shall be the date on which the above described event occurred.

In the event of Reinsurer's insolvency, the Ceding Company may recapture all of the inforce policies reinsured under this Agreement by giving written notice to the Reinsurer of its intent to do so. The effective date of recapture will be no earlier than the effective date of the Reinsurer's insolvency.

                                  ARTICLE XVI

                        RECAPTURE OF REINSURED BUSINESS

A. The Ceding Company has the right to recapture risks reinsured under this Agreement as described under the following circumstances:

(1)  If the Reinsurer fails to provide security in accordance with Section
VIII.C;

(2) If the Reinsurer is delinquent on payment of an undisputed net amount due in accordance with Section XII.C.3; or

(3)  If the Reinsurer is deemed insolvent, in accordance with Article XV.

B. In the event of recapture, the Parties shall mutually agree upon the recapture terms, including the value of the business reinsured to be paid from one Party to the other upon recapture. If no agreement can be reached, an independent actuary will be hired to determine the value of the business reinsured. Costs of the independent actuary will be shared equally by the Parties.

The value of the business reinsured will be based on appropriate assumptions as to interest rates, mortality, lapses and other actuarial assumptions. Key considerations shall include, but not be limited to:

1.  Projected future claims costs;

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2.  Projected future Reinsurance Premiums;

3.  Statutory reserve requirements;

4. NAIC risk based capital and/or other capital measures, which are reflective of statutory capital levels, that should be maintained for an insurance company with financial strength ratings comparable to those of the Ceding Company; and

5. Any other considerations considered relevant by the Parties or the independent actuary.

                                  ARTICLE XVII

                                     OFFSET

Any undisputed debts or credits, in favor of or against either the Reinsurer or the Ceding Company, with respect to this Agreement or any other Individual Life reinsurance agreement between the Parties, are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid provided the Party that seeks to avail itself of this right of offset is not in breach of any provision of this Agreement.

Individual Life shall be that reporting segment, as defined in the United States Securities and Exchange Commission Form 10-K and Form 10-Q, for The Hartford Financial Services Group, Inc., or that reporting segment's successor.

To the extent permitted by applicable law, the right of offset will not be affected or diminished because of the insolvency of either Party.

                                 ARTICLE XVIII

                               DISPUTE RESOLUTION

In the event that any dispute between the Parties under this Agreement cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation, as described below, in an attempt to resolve the dispute without the need to institute arbitration proceedings.

Within ten (10) calendar days after one of the Parties has given the other the first written notification of the specific dispute, each of the Parties will appoint a designated officer to attempt to resolve the dispute. The designated officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to discuss the dispute and to negotiate in good faith without the necessity of any arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the designated officers cannot resolve the dispute within thirty (30) calendar days of their first meeting, both Parties agree that they will submit the dispute to arbitration. However, the Parties may agree in writing to extend the negotiation period for an additional thirty (30) calendar days.

No later than fifteen (15) calendar days after the final negotiation meeting, the designated officers taking part in the negotiation will give both Parties written confirmation that they are unable to

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resolve the dispute, and that they recommend establishment of arbitration in accordance with Article XIX.B.

                                  ARTICLE XIX
                                  ARBITRATION

It is the intention of the Parties that the customs and practices of the life and health insurance and life and health reinsurance industries will be given full effect in the operation and interpretation of this Agreement where not contrary to the express terms of this Agreement. The Parties agree to act in all matters with good faith. However, if, in accordance with Article XVIII, the Parties cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration as follows:

A.  Expedited Arbitration

The following disputes will be subject to expedited arbitration as set forth in this Section A:

(1) any dispute arising under Section V.C; or

(2) any dispute in which the amount in controversy, exclusive of interest or costs, is less than $2 million.

Expedited arbitration proceedings will be held before a single neutral umpire who is a past or present officer of a life and health insurance or life and health reinsurance company not affiliated with either of the Parties in any way. If the Parties cannot agree on an umpire within thirty (30) calendar days following the demand for expedited arbitration, the selection shall be made pursuant to the Umpire Selection Procedure of the ARIAS-US Certified Arbitrators List available at www.ARIAS-US.org.

Within twenty-one (21) days following the selection of the umpire, the Parties and umpire will conduct an organizational meeting by teleconference to familiarize the umpire with the dispute and to set a timetable for submission of briefs. There will be no discovery, and the dispute will be decided based on briefs and documentary evidence only, unless otherwise agreed by the Parties or ordered by the umpire for good cause. No ex parte communication will be permitted with the umpire at any time prior to the conclusion of the proceedings.

Within thirty (30) days after the submission of briefs by the Parties, the umpire will render a written, reasoned decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both Parties and there will be no further appeal. Judgment upon the award may be entered in any court having jurisdiction thereof.

In the absence of a decision to the contrary by the umpire, each Party shall bear the expense of its own arbitration activities and shall jointly and equally bear the expense of the umpire and other costs directly attended to the arbitration proceeding, provided that neither Party's liability for such costs shall ever exceed 50% of the total of such costs, regardless of the other Party's failure to pay.

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The Parties may mutually agree to extend any of the periods shown in this
Section.

B. Formal Arbitration

All other types of disputes will be decided through formal arbitration as set forth in this Section B.

An arbitration panel consisting of three past or present officers of life and health insurance or life and health reinsurance companies not affiliated with either of the Parties in any way will settle the dispute. Each Party will appoint one arbitrator within thirty (30) calendar days of the demand for formal arbitration and the two so appointed shall then appoint the umpire. If either Party refuses or neglects to appoint an arbitrator within the thirty (30) calendar days, the other Party may appoint the second arbitrator. If the two arbitrators cannot agree on the umpire within thirty (30) calendar days after both arbitrators have been appointed, the two arbitrators shall select an umpire pursuant to the Umpire Selection Procedure of the ARIAS-US Certified Arbitrators List available at www.ARIAS-US.org.

Within thirty (30) calendar days after the appointment of the umpire, the arbitration panel shall meet and determine timely periods for briefs, discovery procedures, and schedules for hearings. The arbitration shall take place at a location determined by the arbitration panel and, insofar as the arbitration panel looks to the substantive law, it shall consider the laws of the state of Connecticut. The arbitration panel shall have the power to set all procedural rules for the arbitration, including the discretion to make any order with respect to pleadings, discovery, depositions, scheduling, the hearing, reception of evidence and any other matter whatsoever relating to the conduct of the arbitration.

Within sixty (60) calendar days after the beginning of the arbitration proceedings the arbitration panel will issue a written, reasoned, decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both Parties and there will be no further appeal. Judgment upon the award may be entered in any court having jurisdiction thereof.

In the absence of a decision to the contrary by the arbitration panel, each Party shall bear the expense of its own arbitration activities, including, but not limited to, its appointed arbitrator's fees, outside attorney fees, witness fees, expenses incurred in the taking or preservation of testimony, and other related expenses.

The Parties shall jointly and equally bear the expense of the third arbitrator and other costs directly attended to the arbitration proceeding, provided that neither Party's liability for such costs shall ever exceed 50% of the total of such costs, regardless of the other Party's failure to pay.

The Parties may mutually agree to extend any of the periods shown in this Section.

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                                   ARTICLE XX

                 TERMINATION OF THIS AGREEMENT FOR NEW BUSINESS

A. Either Party may terminate this Agreement, as it applies to reinsurance of new policies being issued by the Ceding Company:

(1) immediately upon written notice to the other Party, if that other Party becomes insolvent as described in Article XV; or

(2) with ninety (90) days advance written notice to the other Party.

B. After termination, the Parties shall remain liable under the terms of this Agreement for:

(1) reinsurance of policies that becomes effective prior to termination of this Agreement;

(2) reinsurance of policies with an application date on or before the effective date of termination; and

(3) reinsurance that becomes effective as a result of coverage changes described in Article X.

C. The Ceding Company shall continue to cede, and the Reinsurer shall continue to accept, any new business issued prior to the termination of this Agreement.

                                  ARTICLE XXI

                                CONFIDENTIALITY

During the course of performance under this Agreement, a Party (the "Owner") or its agent may make available to the other Party (the "Recipient") or its agent certain technical materials such as manuals, policyholder lists, data files and the data contained therein, systems, forms, methods, processes and procedures, and other information or data (collectively, "Proprietary Information") that is proprietary or trade secret in nature. Proprietary Information shall specifically exclude information that was previously known to the Recipient or that is or was publicly disclosed to the Recipient by any party not known by the Recipient to be under a duty to retain such information as confidential.

Each Party acknowledges that all Proprietary Information is offered for the sole purpose of performing its obligations under this Agreement. Further, each Party agrees that the Owner is deemed to be the sole owner of such Proprietary Information and that any use, furnishing, disclosure, dissemination, publication, or revealing of Proprietary Information in any way by the Recipient to any person, organization, firm or government agency contrary to applicable law or to the terms of this Agreement, shall obligate the Recipient to indemnify and hold the Owner harmless from any damages, litigation, liability, claimed liability, claims, and expenses -- including reasonable attorneys' fees and incidental expenses -- resulting from any such improper use, furnishing, disclosure, or revealing of Owner's Proprietary Information, whether occurring during the term of this Agreement or thereafter, except to the extent that any such loss or damage was caused or contributed to by the Owner. The Ceding Company acknowledges that the Reinsurer can aggregate the Ceding Company's Proprietary Information with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Ceding Company.

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

The Parties shall hold all Proprietary Information in trust and confidence and shall use Proprietary Information only for the purposes of this Agreement. Unless required by applicable law, neither Party shall disclose any Proprietary Information without the express written consent of the other Party. Notwithstanding the foregoing, the Parties may disclose Proprietary Information to their Representatives who need such Proprietary Information to carry out the purposes for which it was disclosed -- it being understood that the Party disclosing the Proprietary Information shall inform its Representatives of the confidential nature of the Proprietary Information, shall cause such Representatives to observe the terms of this Agreement, and shall be liable to the Owner for any breach of this Agreement by itself or by any of its Representatives. The term "Representatives," as used in this Agreement, shall mean a Party's directors, officers, employees, retrocessionaires, partners, agents, other controlling persons, and professional advisors, including but not limited to attorneys, accountants, actuaries, and intermediaries.

In the event the Recipient or its Representative breaches this obligation, the Owner shall have all rights and remedies available under law and equity, including the right to protect its Proprietary Information by injunction, without proving economic loss, which the Parties acknowledge and concede is appropriate and necessary to protect the value of the Owner's Proprietary Information.

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each Party (and each Representative of such Party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction ("Tax Treatment"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such Party relating to the Tax Treatment. This permission to disclose the Tax Treatment is limited to any facts relevant to the Tax Treatment and does not include information relating to the identity of the Parties.

In the event that any Party is served with a subpoena, request for production of documents, other legal process, or request by regulator, such Party shall immediately notify, and send a copy of such subpoena, other legal process, or regulatory request to, the other Party so that the other Party may reasonably determine whether any of its Proprietary Information may be included in the data required to be produced. Such other Party may, at its own expense, take such legal action as it deems necessary to preserve the confidentiality of its Proprietary Information or may waive its rights to do so.

To the extent possible, Proprietary Information shall be promptly destroyed upon the termination of this Agreement or, with respect to any particular data files and data, on such earlier date that the same are no longer required by Recipient in order to continue to perform its obligations hereunder. The Recipient will not be obligated to destroy any Proprietary Information that is retained for back-up or archiving purposes, in accordance with a document retention policy, or that the Recipient, in the opinion of counsel, is legally compelled to keep and store.

The Parties agree to immediately notify each other, in writing, of all circumstances surrounding any known or potential access to, or possession of, Proprietary Information by any person other than persons authorized by this Agreement. Such notice shall be provided as a material communication under
Article XXIII and shall include, but not be limited to, the name and address of each such unauthorized person.

This Article shall survive the termination of this Agreement.

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
                                  ARTICLE XXII
                               GENERAL PROVISIONS

A.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a sample copy of each policy and rider form that applies to the Plans of Insurance to be reinsured hereunder.

B.  Severability

If any provision of this Agreement shall be declared or found to be illegal, invalid, unenforceable, or void, the Parties shall be relieved of their obligations under such provision. The validity of the remaining provisions shall not be affected. To the extent possible, the Parties shall work in good faith to amend this Agreement to address such provision.

C.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the Parties' rights or obligations hereunder existing at the time of its termination.

D.  Non-Waiver

No act, delay, omission, course of dealing or prior transaction by or between the Parties to this Agreement shall constitute a waiver of any right or remedy under this Agreement. No waiver of any right or remedy under this Agreement shall be construed to be a waiver of any other or subsequent right or remedy under this Agreement.

E.  Currency

The Reinsurance Premiums and benefits payable under this Agreement will be payable in United States Dollars.

F.  Definitions of Terms in Policies

Terms that are not defined in this Agreement will have the meaning conferred on them in the underlying reinsured contracts. Such terms include, but may not be limited to: Monthly Activity Date, Monthly Deduction Amount, Account Value, and Policy Protection Account.

G.  Governing Law

This Agreement shall be governed by the laws of the State of Connecticut, exclusive of the rules with respect to conflicts of law.

H.  Assignment and Transfer

The rights, duties and obligations of the Parties under this Agreement shall not be assigned or transferred, in whole or in part, except as otherwise provided herein, by either Party without the prior written consent of the other Party. Such consent shall not be unreasonably withheld. This provision is not intended to preclude the Reinsurer from retroceding the reinsurance on an indemnity basis, nor to prevent successors in interest from having rights and obligations under this Agreement.

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

I.  Execution of Agreement in Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

J.  Force Majeure

Neither Party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "Force Majeure." As used herein, the term "Force Majeure" means: an event, explosion, action of the elements, strike or other labor relations problem; restriction or restraint imposed by law, rule, or regulation of any public authority, whether federal, state or local, and whether civil or military; act of any military authority or international terrorist group; interruption of transportation, communication, or transmission facilities; or any other cause that is beyond the reasonable control of such Party and that, by the exercise of reasonable diligence, such Party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such Party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

K.  Material Compliance Provision

The Parties represent that, to the best of their knowledge, they are in substantial compliance with all laws and regulations material to this Agreement. In the event that either Party is found to be noncompliant with any such law or regulation, this Agreement will remain in effect and the non-compliant Party will, to the extent practicable, remedy the noncompliance as soon as possible.

In addition, while nothing herein shall limit a Party from seeking additional remedies for damages resulting from non-compliance with any laws or regulations material to the business reinsured under this Agreement, if a Party is found to be noncompliant with a Material Law, the non-compliant Party shall indemnify the other Party for any direct loss that Party suffers as a result of the noncompliance.

For purposes of this Agreement, "Material Laws" shall mean those laws and regulations that impose mandatory compliance requirements. It shall not mean those laws or regulations that set forth standards or requirements for obtaining a particular legal, tax or accounting treatment, which may be elected or sought by a Party, but which are not mandatory.

L.  Representations and Warranties and Good Faith

The Parties have entered into this Agreement in reliance upon mutual representations and warranties.

Each Party represents to the other that, as of the Effective Date of this Agreement, it was solvent on a statutory basis in all states in which it is licensed to transact business.

The Ceding Company represents and warrants to the Reinsurer that it provided the Reinsurer with a request for proposal and supporting materials associated therewith on or about January 21, 2008 (the "Request for Proposal") and intended the Reinsurer to rely on the same, as well as the Reinsurer's expertise, knowledge, and experience in the life insurance and life reinsurance industries, in its decision to enter into this Agreement.

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
The Ceding Company represents to the Reinsurer that, as of the date it executed this Agreement, it was not aware of any errors in the Request for Proposal and that the Request for Proposal at the time it was provided to the Reinsurer was complete in all material respects.

In addition, the Parties agree that the principles of good faith traditional to life reinsurance shall be adhered to in the performance of this Agreement, in the underwriting and administration of the business reinsured hereunder, and in their dealing with each other. Pursuant to such principles, the Ceding Company will inform the Reinsurer in writing of any material change in its underwriting, administration, or claims practices for the Reinsurer's consideration and written approval.

If the Reinsurer does not consent to any such changes, the Reinsurer reserves the right to decline reinsurance coverage on such policies and/or negotiate a corresponding adjustment of the reinsurance terms and conditions for the risks reinsured hereunder.

M.  Expenses

The Ceding Company shall pay the expense of all medical examinations, inspection fees, and other charges in connection with the issuance of the insurance reinsured under this Agreement.

N.  Taxes

The Reinsurer will not reimburse the Company for premium taxes or other insurance-related taxes paid on business reinsured under this Agreement.

O.  Inspection of Records

Either Party or its duly authorized Representative may, upon reasonable notice and at a time and place mutually convenient to both Parties, inspect and audit the books and records of the other Party that relate to the terms and conditions of this Agreement and the business that is the subject matter of this Agreement. Such inspection rights shall not include any information related to: (i) either Party's pricing or Reinsurer's offer to reinsure; (ii) other transactions entered into by either Party; (iii) analysis of the Agreement developed by either Party for internal purposes; (iv) either Party's investment strategy or hedging programs; or (v) privileged information of either Party. however, if either Party deems any of the information to be reviewed to be Proprietary Information, such information may be reviewed by the requesting Party provided
(a) such information or data is material to the review; (b) a Representative of the Party providing said information is present at all times during such review;
(c) no copies are made of such information; and (d) no notes are made using or based on such Information.

The above notwithstanding, if the inspection/audit is in response to a regulatory inquiry which requires access to Proprietary Information, the Owner of the Proprietary Information will provide such response directly to the regulator, within the timeframe set forth in the inquiry, with a copy of the response to the other Party. However, if the inquiry and/or response requires that copies of the actual Proprietary Information be provided, the Owner of the Proprietary Information will provide such copies directly to the requesting regulator without copies to the other Party.

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

P.  Short-Term Interest

For some payments under this Agreement that are due from one Party to the other Party, the Party owed has the right to charge the other Party interest on those payments. If that right is exercised, such interest will be computed, from the date the payment is due to the date payment is made, using the short-term interest method.

Interest under the short-term interest method will accrue at an effective annual rate set equal to the lesser of (i) a rate equal to the sum of 50 basis points (0.50%) plus the annualized Three Month London Interbank Offering Rate (LIBOR) published in the Wall Street Journal (or, if not available, a comparable publication agreed upon by the Parties) on the due date of the payment, if the due date is a business day, or if not, on the first business day following the due date, or (ii) the maximum annual rate allowed by law for this purpose in the governing-law state specified above in Section G.

The effective annual interest rate to be used under the short-term interest method for a payment due will be reset every three months after such due date, as necessary, if the payment accrues interest for a period longer than three months. If multiple payments are accruing interest under one computation, then the rate will be reset every three months after the due date of the earliest such payment, and the reset rate for each successive period shall apply to accrue interest on all such payments accrued during such period.

                                 ARTICLE XXIII

                           NOTICES AND COMMUNICATIONS

A.  Material Communications

For the purpose of this Agreement, "Material Communications" shall be defined as those communications associated with material breach of this Agreement, termination or recapture of this Agreement, demand for arbitration or dispute resolution under this Agreement, a change in or loss of the Reinsurer's licensing or accreditation, and/ or confidentiality and compliance provisions set forth in this Agreement.

All material communications will be addressed as follows:

If to the Ceding Company:            If to the Reinsurer:

Individual Life Director of          Head of Client Markets
Reinsurance
Hartford Life Insurance Company      Swiss Re Life & Health America Inc.
200 Hopmeadow Street                 175 King Street
Simsbury, CT 06089                   Armonk, NY 10504
Facsimile: (860) 843-5860

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

Copies (which shall not constitute   Copies (which shall not constitute
notice) to:                          notice) to:

Corporate Reinsurance Risk Mgt.      Actuarial Department
Hartford Life Insurance Company      Swiss Re Life & Health America Inc.
200 Hopmeadow Street                 1700 Magnavox Way
Simsbury, CT 06089                   Fort Wayne, IN 46804
Facsimile: (860) 843-5568

Reinsurance Counsel                  Senior Legal Counsel
Hartford Life Insurance Company      Swiss Re Life & Health America Inc.
200 Hopmeadow Street                 175 King Street
Simsbury, CT 06089                   Armonk, NY 10504
Facsimile: (860) 843-8665

or such other address or facsimile number as one Party may provide to the other Party by routine communication given as described below in Section B. The foregoing shall not preclude the effectiveness of actual written notice given to a Party at any address or by any means.

B.  Other Communications

All other communications will be sent to the contact either (a) provided by the receiving party, or (b) identified in the course of routine administration of this Agreement.

C.  Notices

All notices with regard to this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date when delivered personally; (ii) on the date sent by facsimile transmission or electronic mail with proof of delivery; or (iii) on the earlier of the date received and the date three (3) business days after any such notice was sent by nationally recognized courier or by first-class U.S. mail, postage prepaid, return receipt requested.

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

                                   EXECUTION

In witness whereof, the Parties, by their duly authorized representatives, have executed this Agreement in duplicate:

SWISS RE LIFE & HEALTH AMERICA INC.

By:     /s/ [ILLEGIBLE]                Attest: /s/ [ILLEGIBLE]
        -----------------------------          -------------------------------
Name:   [ILLEGIBLE]                    Name:   [ILLEGIBLE]
Title:  Vice President                 Title:  Vice President
Date:   12-22-09                       Date:   12-22-09

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach         Attest: /s/ Richard P. Smolinski
        -----------------------------          -------------------------------
Name:   Thomas P. Kalmbach, FSA, MAAA  Name:   Richard P. Smolinski, FSA, MAAA
        Vice President                         Assistant Vice President and
                                               Actuary
Date:   12-23-2009                     Date:   12-24-2009

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                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                     NAR
BASE POLICY                                     VALUATION MORTALITY TABLE(S)        TYPE*
-----------------------------------------------------------------------------------------
Stag UL                                   1980 CSO M/F S/NS Ultimate ALB              A
Hartford Bicentennial UL Founders         2001 CSO M/F S/NS Ultimate ANB              A
Hartford UL CV                            1980 CSO M/F S/NS Ultimate ALB              A
Stag Wall Street VUL                      1980 CSO M/F S/NS Ultimate ALB              A
Stag Protector II VUL                     1980 CSO M/F S/NS Ultimate ALB              A
Hartford Leaders VUL Legacy               2001 CSO M/F Composite Ultimate ANB         A
Stag Accumulator II VUL                   1980 CSO M/F Unismoke Ultimate ALB          A
Hartford Leaders VUL Liberty (a)          1980 CSO M/F Unismoke Ultimate ANB          A
Hartford Leaders VUL Liberty (b)          2001 CSO M/F Composite Ultimate ANB         A
Life Solutions II UL (a)                  1980 CSO M/F S/NS Ultimate ALB              A
Life Solutions II UL (b)                  2001 CSO M/F S/NS Ultimate ALB              A
Hartford Advanced Universal Life          2001 CSO M/F S/NS Ultimate ALB              B
Hartford Bicentennial UL Freedom          2001 CSO M/F S/NS Ultimate ANB              B
Hartford Quantum II VUL (a)               2001 CSO M/F S/NS Ultimate ALB              A
Hartford Quantum II VUL (b)               2001 CSO M/F S/NS Ultimate ANB              A
Hartford ExtraOrdinary Whole Life (a)     2001 CSO M/F S/NS Ultimate ALB              A
Hartford ExtraOrdinary Whole Life (b)     2001 CSO M/F S/NS Ultimate ANB              A

RIDERS PROVIDING DEATH BENEFITS THAT     RIDERS THAT PROVIDE ADDITIONAL BENEFITS
ARE ELIGIBLE FOR REINSURANCE:            BUT THAT ARE NOT ELIGIBLE FOR
                                         REINSURANCE:
                                         Accidental Death Benefit (ADB) Rider
Primary Insured Term Rider               Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life Rider    LifeAccess Accelerated Ben. Rider
                                         (LAABR)
Cost of Living Adjustment (COLA) Rider   Policy Continuation Rider
                                         Policy Protection Rider (PPR)
                                         Enhanced No Lapse Guarantee Rider
NOTE:NAR Type for term riders above is   Lifetime No Lapse Guarantee Rider
C.
For COLA Rider, NAR Type follows         Guar. Min. Accum. Benefit (GMAB) Rider
Base Policy to which it is attached.     Paid-Up Life Insurance Rider
                                         Conversion Option Rider
                                         Overloan Protection Rider
                                         Waiver of Specified Amount (WSA) Rider
                                         Waiver of Monthly Deductions (WMD)
                                         Rider
                                         Children's Life Insurance Rider
                                         Foreign Travel Exclusion Rider
                                         Estate Tax Repeal Benefit Rider
                                         Modified Surrender Value Rider
                                         Cash Surrender Value Endorsement
                                         Automatic Premium Payment Rider
                                         Additional Premium Rider
                                         Qualified Plan Rider

------------

*   NAR Type is described in Schedule B.

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                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

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                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

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

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

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                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                          NAR
BASE POLICY                                          VALUATION MORTALITY TABLE(S)        TYPE*
----------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO M/F S/NS Select & Ultimate ALB     A
Hartford Leaders VUL Joint Legacy II           2001 CSO M/F S/NS Select & Ultimate ANB     A
Hartford Advanced Last Survivor UL             2001 CSO M/F S/NS Select & Ultimate ALB     B
Hartford Bicentennial UL Joint Freedom         2001 CSO M/F S/NS Select & Ultimate ALB     B
Hartford Bicentennial UL Joint Freedom II      2001 CSO M/F S/NS Select & Ultimate ANB     B

------------

*   NAR Type is described in Schedule B.

RIDERS PROVIDING DEATH BENEFITS THAT     RIDERS THAT PROVIDE ADDITIONAL BENEFITS
ARE ELIGIBLE FOR REINSURANCE             BUT THAT ARE NOT ELIGIBLE FOR
                                         REINSURANCE:
Estate Protection Rider (NAR Type is C)  LS Exchange Option Rider
                                         Policy Protection Rider
                                         Estate Tax Repeal Rider
                                         Foreign Travel Exclusion Rider
                                         Guar. Min. Accum. Benefit (GMAB) Rider
                                         Paid-Up Life Insurance Rider

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

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

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

Step 1 -- Determine Total Net Amount at Risk for the Coverage

TOTAL NET AMOUNT AT RISK (TOTNAR) =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

Working Reserve = (i) x (ii) / (iii), and

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

For NAR TYPE C, Death Benefit.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

MINIMUM REINSURANCE CESSION:         AUTOMATIC:
[Redacted]                           FACULTATIVE: [Redacted]

LEAD REINSURER: Swiss Re Life & Health America Inc.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

ISS  YRT REINSURANCE         AGE LAST BIRTHDAY       FEMALE PREFERRED PLUS   ULT
     PREMIUM TABLE RATES     BASIS                   NON-NICOTINE
     PER 1,000

[Redacted]

ARP TREATY EFFECTIVE 10/1/08         HARTFORD LIFE -- CONFIDENTIAL
EXHIBIT III

                        SCHEDULE C
FOREIGN NATIONAL UN49

                               DERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

The Ceding Company's Foreign National business shall be automatically reinsured under the terms of this Agreement, if it meets all the requirements for Automatic Reinsurance in Section III.A, with the following differences.

TYPE OF REINSURANCE

Risks qualifying under this program will be reinsured on a first-dollar quota share basis.

CEDING COMPANY'S RETENTION

[Redacted]

FOREIGN NATIONAL REINSURANCE POOL SHARE

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES CEDING COMPANY'S RETENTION):

[Redacted]

JUMBO LIMIT:

[Redacted]

TOTAL ALLOCATION LIMIT:

[Redacted]

ADDITIONAL PLAN, AMOUNT, AND PAYMENT REQUIREMENTS

1. Permanent life policies only. Term coverage may be considered, but only in the form of a rider included on a permanent base policy. Last survivor coverage is excluded from this program.

2. Other than term riders, as referenced in Paragraph 1 above, no supplemental benefit coverage, such as accidental death or waiver of premium, will be allowed.

3.  The minimum face amount is as follows:

[Redacted]

4. Annual premium or Check-O-Matic premium mode only. The minimum annual premium is the annual premium to endow. If Check-O-Matic is the premium mode, it must be arranged with a U.S. Bank.

5. Premiums must be paid in U.S. currency only and must be billed to a residence or bank in the U.S.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

ADDITIONAL UNDERWRITING AND RISK CLASS GUIDELINES

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE D
                      OTHER SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

The Ceding Company has several special underwriting programs. The majority of these programs are contained within the Underwriting Brochure entitled "Life insurance underwriting that opens doors and closes cases", form LCM-05-418-1-09. Another program, Life Express, effective October 26, 2009, is documented in a LifeTIMES Bulletin dated October 30, 2009. Both of these publications have been shared in advance of the execution of this Agreement with the Reinsurer. The Ceding Company has two additional special underwriting programs not listed in the Underwriting Brochure, the "Benny Program" and the "Director's Charitable Award Program", which are listed below.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE D
                         SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE D
                         SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

DIRECTOR'S CHARITABLE AWARD PROGRAM (DCAP) -- CONTINUED

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

What follows is a summary of the Ceding Company's underwriting practices and guidelines as of the Effective Date of this Agreement. The Ceding Company's actual underwriting practices and guidelines are documented in its InfoBase data system. To the extent that any information contained in this Schedule differs from the practices and guidelines documented in InfoBase, InfoBase will govern.

                             UNDERWRITING PRACTICES

OVERALL UNDERWRITING PHILOSOPHY

It is the goal of our underwriting department to provide the best offer as accurately and as quickly as we can, balancing the needs of all our stakeholders -- producers, stockholders, reinsurers, policy owners, state insurance departments, employees, etc. It is essential that we maintain a sense of fairness with our company and our stakeholders, in terms of profitability and mortality expectations.

UNDERWRITING REQUIREMENTS

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

             UNDERWRITING REQUIREMENTS -- STANDARD PERMANENT PLANS

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

               UNDERWRITING REQUIREMENTS -- STAG WALL STREET VUL

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

           UNDERWRITING REQUIREMENTS -- STAG WALL STREET VUL (CONT'D)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

        UNDERWRITING REQUIREMENTS -- MIDDLE AMERICA (LIFE SOLUTIONS II)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

    UNDERWRITING REQUIREMENTS -- MIDDLE AMERICA (LIFE SOLUTIONS II) (CONT'D)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

           PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

       PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS (CONT'D)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   SCHEDULE F
             POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

The following categories of policies are eligible for reinsurance under this
Agreement:

CATEGORY #                                                 CATEGORY DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------
1             Policies issues on or after March 1, 2009
2             Policies issued from the Effective Date of this Agreement through February 28,
              2009 that were eligible for automatic reinsurance under one of the following
              Ceding Company reinsurance pools:
                    i.  Single Life Excess Pool effective November 1, 2002
                   ii.  Advanced UL Pool effective September 1, 2004;
                  iii.  Last Survivor Excess Pool effective January 1, 2002; and
                   iv.  Advanced Last Survivor UL Pool effective January 1, 2005, but that were fully retained by the Ceding Company at the time of processing (see Note below).
              Notwithstanding the foregoing, fully retained policies issued during this period in which the insured has a subsequent policy that is partially or fully ceded to another pool (including the Hartford Term Pool effective
              April 10, 2006) will not be eligible for reinsurance under this Agreement:

NOTE:

The Ceding Company completed the processing of Category 2 business in July 2009. At the time of processing, the Ceding Company paid the Reinsurer Reinsurance Premiums for all policies in Category 2 back to each policy's issue date.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                       FOR SINGLE LIFE PLANS OF INSURANCE

REINSURANCE PREMIUM

Reinsurance Premium shall be calculated each month for each risk reinsured as [ (i) + (ii) ] / 12, where:

(i) equals the Yearly Renewable Term (YRT) Reinsurance Premium for the coverage (as defined below); and

(ii) equals the Annual Flat Extra Reinsurance Premium (as defined below) for the coverage, where the sum of [ (i) + (ii) ] shall not exceed the Reinsured Net Amount at Risk for such coverage, defined in Schedule B.

For the purposes of calculating Reinsurance Premium, the following will be considered separate coverages: base policy, increases in coverage, and reinsured riders.

YEARLY RENEWABLE TERM (YRT) REINSURANCE PREMIUM

The YRT Reinsurance Premium for each coverage shall equal (i) x (ii) x (iii) / 1,000, where:

(i)  equals {(a) x [ 1 - (b) ]}, where:

       (a) equals the applicable rate from the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit III; and

       (b) equals the applicable percentage from the tables of Allowance Percentages to be Applied to the Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit IV;

(ii) equals the applicable Substandard Table Percentage, specified in Exhibit V, for the risk; and

(iii) equals the Reinsured Net Amount at Risk for such coverage, defined in Schedule B.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                       FOR SINGLE LIFE PLANS OF INSURANCE

ANNUAL FLAT EXTRA REINSURANCE PREMIUM

The Annual Flat Extra Reinsurance Premium for each coverage equals {(i) x [ 1 -
(ii) ] x [(iii) / 1,000]}, where:

(i) equals the applicable annual flat extra rate per 1,000, for the year of coverage, that the Ceding Company charges for the coverage;

(ii)  equals the Flat Extra Allowance Percentage, specified below; and

(iii) equals the Reinsured Net Amount At Risk for such coverage, defined in Schedule B.

FLAT EXTRA ALLOWANCE PERCENTAGE

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                      FOR LAST SURVIVOR PLANS OF INSURANCE

REINSURANCE PREMIUM

Reinsurance Premium shall be calculated each month for each risk reinsured as [(i) x (ii) / 1,000] / 12, where:

(i) equals the result of the following steps:

(ii) equals the Reinsured Net Amount at Risk for the coverage, defined in Schedule B.

For the purposes of calculating Reinsurance Premium, the following will be considered separate coverages: base policy, increases in coverage, and reinsured riders. Reinsurance Premium for a single life rider attached to a last survivor policy shall be determined in accordance with the Reinsurance Premium calculations for single life plans of insurance.

YRT REINSURANCE PREMIUM RATE PER 1,000*

The YRT Reinsurance Premium Rate per 1,000 for each life, for each coverage shall equal (i) x (ii) + (iii), but in no event more than 1,000, where:

(i) equals the YRT Reinsurance Premium Rate per 1,000, which equals the quantity {(a) x [ 1-(b) ]}, where:

       (a) equals the applicable rate from the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit III; and

       (b) equals the applicable percentage from the tables of Allowance Percentages to be Applied to the Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit IV;

(ii) equals the applicable Substandard Table Percentage, specified in Exhibit V, for the risk; and

(iii) equals the Annual Flat Extra Reinsurance Premium per 1,000, as defined below.

* For purposes of determining the YRT Reinsurance Premium Rate per 1,000, a life deemed uninsurable will be treated as Table P with a $250 flat extra for 10 years.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                      FOR LAST SURVIVOR PLANS OF INSURANCE

ANNUAL FLAT EXTRA REINSURANCE PREMIUM PER 1,000

The Annual Flat Extra Reinsurance Premium per 1,000 for each coverage equals {(i) x [ 1-(ii)]}, where:

(i) equals the applicable annual flat extra rate per 1,000, for the year of coverage, that the Ceding Company charges for the coverage; and

(ii) equals the Flat Extra Allowance Percentage, specified below.

FLAT EXTRA ALLOWANCE PERCENTAGE

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (For specifics on calculation of limits with Last Survivor coverage, see
                              Worksheet on Page 4)
                           Effective October 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (For specifics on calculation of limits with Last Survivor coverage, see
                              Worksheet on Page 4)
                           Effective October 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT III
            ANNUAL RATES PER $1,000 OF REINSURED NET AMOUNT AT RISK
                           EFFECTIVE OCTOBER 1, 2008

              FOR SINGLE LIFE AND LAST SURVIVOR PLANS OF INSURANCE
                                      AND
                   FOR AUTOMATIC AND FACULTATIVE REINSURANCE

Annual Rates per $1,000 of Reinsured Net Amount at Risk are included in the Excel file titled "Master File -- Guaranteed Rates.xls" sent from Richard Smolinski at the Ceding Company to Kenneth Thieme at the Reinsurer on October 30, 2009 at 5:45 P.M. They are provided on a Select & Ultimate basis and vary by:

1. Age basis (Age Nearest Birthday or Age Last Birthday), to align with the Valuation Mortality Table for the Plan of Insurance;

2.  Gender (Male, Female); and

3.  Rate class --

       a.   Non-Nicotine;

       b.  Nicotine;

All risks insured by the Ceding Company on a Unisex basis will be reinsured using gender-specific rates.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

MALE                   PREF PLUS NON NIC    ISSUE AGE
------------------------------------------------------
Male                  Pref + NN                 0
Male                  Pref + NN                 1
Male                  Pref + NN                 2
Male                  Pref + NN                 3
Male                  Pref + NN                 4
Male                  Pref + NN                 5
Male                  Pref + NN                 6
Male                  Pref + NN                 7
Male                  Pref + NN                 8
Male                  Pref + NN                 9
Male                  Pref + NN                 10
Male                  Pref + NN                 11
Male                  Pref + NN                 12
Male                  Pref + NN                 13
Male                  Pref + NN                 14
Male                  Pref + NN                 15
Male                  Pref + NN                 16
Male                  Pref + NN                 17
Male                  Pref + NN                 18
Male                  Pref + NN                 19
Male                  Pref + NN                 20
Male                  Pref + NN                 21
Male                  Pref + NN                 22
Male                  Pref + NN                 23
Male                  Pref + NN                 24
Male                  Pref + NN                 25
Male                  Pref + NN                 26
Male                  Pref + NN                 27
Male                  Pref + NN                 28
Male                  Pref + NN                 29
Male                  Pref + NN                 30
Male                  Pref + NN                 31
Male                  Pref + NN                 32
Male                  Pref + NN                 33
Male                  Pref + NN                 34
Male                  Pref + NN                 35
Male                  Pref + NN                 36
Male                  Pref + NN                 37
Male                  Pref + NN                 38
Male                  Pref + NN                 39
Male                  Pref + NN                 40
Male                  Pref + NN                 41
Male                  Pref + NN                 42
Male                  Pref + NN                 43
Male                  Pref + NN                 44
Male                  Pref + NN                 45
Male                  Pref + NN                 46
Male                  Pref + NN                 47
Male                  Pref + NN                 48
Male                  Pref + NN                 49
Male                  Pref + NN                 50
Male                  Pref + NN                 51
Male                  Pref + NN                 52
Male                  Pref + NN                 53
Male                  Pref + NN                 54
Male                  Pref + NN                 55
Male                  Pref + NN                 56
Male                  Pref + NN                 57
Male                  Pref + NN                 58
Male                  Pref + NN                 59
Male                  Pref + NN                 60
Male                  Pref + NN                 61
Male                  Pref + NN                 62
Male                  Pref + NN                 63
Male                  Pref + NN                 64
Male                  Pref + NN                 65
Male                  Pref + NN                 66
Male                  Pref + NN                 67
Male                  Pref + NN                 68
Male                  Pref + NN                 69
Male                  Pref + NN                 70
Male                  Pref + NN                 71
Male                  Pref + NN                 72
Male                  Pref + NN                 73
Male                  Pref + NN                 74
Male                  Pref + NN                 75
Male                  Pref + NN                 76
Male                  Pref + NN                 77
Male                  Pref + NN                 78
Male                  Pref + NN                 79
Male                  Pref + NN                 80
Male                  Pref + NN                 81
Male                  Pref + NN                 82
Male                  Pref + NN                 83
Male                  Pref + NN                 84
Male                  Pref + NN                 85
Male                  Pref + NN                 86
Male                  Pref + NN                 87
Male                  Pref + NN                 88
Male                  Pref + NN                 89
Male                  Pref + NN                 90
Male                  Pref + NN                 91

                                              ISSUE
MALE                   PREFERRED NON NIC       AGE
------------------------------------------------------
Male                  Pref NN                   0

                                                                    POLICY YEAR
 MALE    PREF PLUS NON NIC    ISSUE AGE      1             2             3             4             5
----------------------------------------------------------------------------------------------------------
Male    Pref + NN            0            0.72          0.56592       0.38121       0.33929       0.29999

                                                                    POLICY YEAR
 MALE    PREF PLUS NON NIC    ISSUE AGE      6             7             8             9             10
----------------------------------------------------------------------------------------------------------
Male    Pref + NN            0            0.25938       0.25152       0.22663       0.22          0.23

                                                                    POLICY YEAR
 MALE    PREF PLUS NON NIC    ISSUE AGE      11            12            13            14            15
----------------------------------------------------------------------------------------------------------
Male    Pref + NN            0            0.24          0.28          0.34          0.4           0.53448

                                                                    POLICY YEAR
 MALE    PREF PLUS NON NIC    ISSUE AGE      16            17            18            19            20
----------------------------------------------------------------------------------------------------------
Male    Pref + NN            0            0.68775       0.96809       1.05848       1.13708       1.20127

                                                                    POLICY YEAR
 MALE    PREF PLUS NON NIC    ISSUE AGE      21            22            23            24            25
----------------------------------------------------------------------------------------------------------
Male    Pref + NN            0            1.24581       1.14101       1.14101       1.12529       1.1004

                                                                    POLICY YEAR
 MALE    PREF PLUS NON NIC    ISSUE AGE      26            27            28            29            30
----------------------------------------------------------------------------------------------------------
Male    Pref + NN            0            1.06765       1.04          1.06          1.04          1.03

                                   EXHIBIT V
                         SUBSTANDARD TABLE PERCENTAGES
                           EFFECTIVE OCTOBER 1, 2008

SUBSTANDARD TABLE PERCENTAGES (SEE EXHIBIT I FOR USAGE)

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

            [LOGO]              HARTFORD LIFE INSURANCE COMPANY
         THE HARTFORD           HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                500 BIELENBERG DRIVE, WOODBURY, MN 55125
                                P.O. BOX 64271, ST. PAUL, MN 55164 0271

                         TEMPORARY INSURANCE AGREEMENT

PROPOSED PRIMARY INSURED: NAME:                   DATE OF BIRTH:

Under this Temporary Insurance Agreement ("Agreement"), Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company ("Company") agrees to provide a LIMITED AMOUNT of life insurance coverage, for A LIMITED PERIOD of time, subject to the terms and conditions set forth below.

WHEN COVERAGE BEGINS

Temporary life insurance coverage under the Agreement becomes effective on the date this Agreement is signed, subject to ALL of the following conditions:

a) An Application for Life Insurance with the Company ("Application") or a Request for Insurance Application with the Company ("Request") has been completed as of the same date this Agreement has been signed;

b)  The answers to the health questions below are "No"; and

c) The Company receives the first full modal premium for the mode selected on the Application or the Request

WHEN TEMPORARY INSURANCE COVERAGE TERMINATES --- 90 DAY MAXIMUM

Temporary insurance under this Agreement will terminate on the earliest of:

1. 30 days from the effective date of this Agreement if a required and requested medical exam, lab test, application interview or medical report has not been received by the Company;

2.  90 days from the effective date of this Agreement;

3.  The date the policy, as applied for, takes effect;

4. The date the Company offers a policy with a risk assessment other than Standard or a Preferred Class;

5. The date the Company mails a notice of termination of this Agreement to the Proposed Policyowner at the address set forth in the Application or Request.

If the Company terminates coverage, the collected premium will be refunded without interest.

WHO IS COVERED

This Agreement provides temporary insurance coverage only for the Primary Insured. The Primary Insured is the "Proposed Insured" named in the Request, the "Proposed Insured 1" named in the Application, or "Proposed Insured 1" and "Proposed Insured 2" named in Applications for survivorship life insurance coverage. THIS AGREEMENT DOES NOT PROVIDE INSURANCE COVERAGE FOR ANY OTHER PROPOSED INSUREDS, INCLUDING BUT NOT LIMITED TO, OTHER PROPOSED INSUREDS UNDER TERM INSURANCE RIDERS AND CHILD RIDERS.

AMOUNT OF LIFE INSURANCE COVERAGE --- $1,000,000 MAXIMUM

If death of a covered Primary Insured occurs while this Agreement is in effect, the Company will pay a death benefit to the beneficiary designated in the Application or Request.

The death benefit shall be the LESSER of:

a) The amount of death benefit indicated in the Application or Request, with respect to the deceased Primary Insured; or

b)  $1,000,000.

LIMITATIONS AND CONDITIONS OF COVERAGE

1. If benefits are payable under this Agreement, then no benefit relating to that loss will be payable under the policy which is applied for.

2. MATERIAL MISREPRESENTATIONS OR FRAUD IN THE ANSWERS TO THE HEALTH QUESTIONS SET FORTH BELOW OR IN THE APPLICATION WILL INVALIDATE THIS AGREEMENT AND THE COMPANY'S LIABILITY WILL BE LIMITED TO A REFUND OF THE PREMIUM PAYMENT.

3. This Agreement does not cover any Primary Insured who is age 71 or over as of the effective date of this Agreement.

                   DETACH OWNER'S COPY AT TIME OF APPLICATION

                                HOME OFFICE COPY

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

LIMITATIONS AND CONDITIONS OF COVERAGE (CONTINUED)

4. This Agreement provides temporary life insurance coverage in the event of the death of Primary Insured. It does not provide any coverage for other benefits which may be applied for, including but not limited to, waiver of premium or accidental death benefits or coverage.

5. There is no coverage under this Agreement if a Primary Insured dies by suicide. In that event, the Company's liability will be limited to a refund of the premium payment.

6. There is no coverage under this Agreement if the check or draft submitted as payment is not honored on the first presentation to the bank.

7. Only an officer of the Company can make, modify, or alter any of the provisions of this Agreement.

HEALTH QUESTIONS

Has the Primary Insured:

1. WITHIN THE PAST 90 DAYS, OTHER THAN FOR PREGNANCY OR CHILDBIRTH, BEEN ADMITTED TO OR TREATED AT A HOSPITAL OR OTHER MEDICAL FACILITY, BEEN ADVISED TO BE ADMITTED, OR HAD SURGERY PERFORMED OR RECOMMENDED?

            YES            NO

2. WITHIN THE PAST 2 YEARS HAD OR BEEN TREATED FOR HEART DISEASE, CHEST PAIN, STROKE, CANCER, ALCOHOL OR DRUG USE, IMMUNE SYSTEM DISORDER OR HAD SUCH TREATMENT RECOMMENDED BY A PHYSICIAN OR MEDICAL PRACTITIONER?

            YES            NO

NOTE: IF EITHER QUESTION #1 OR QUESTION #2 ABOVE IS ANSWERED "YES" OR LEFT BLANK, NO COVERAGE WILL TAKE EFFECT UNDER THIS TEMPORARY INSURANCE AGREEMENT AND ANY PREMIUM RECEIVED WILL BE REFUNDED.

DECLARATIONS

Each of the undersigned declares, understands and agrees that:

- The answers provided above are complete and true to the best of his/her knowledge and belief.

- If the answers to the Health Questions contained in this Agreement or the Application are incorrect, incomplete or untrue, the Company will have the right to deny benefits under this Agreement.

X                                         DATE:
     -----------------------------------          ------------------------------
     PROPOSED PRIMARY INSURED SIGNATURE

X                                         DATE:
     -----------------------------------          ------------------------------
     PROPOSED POLICY OWNER SIGNATURE
     (IF OTHER THAN THE PROPOSED
     INSURED)

RECEIPT OF PAYMENT

A premium payment of $ has been submitted with the Application or Request. Additional premium may be required upon Policy delivery.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO HARTFORD LIFE INSURANCE COMPANY OR HARTFORD LIFE AND ANNUITY INSURANCE COMPANY. DO NOT MAKE CHECK(S) PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

X                                         DATE:
     -----------------------------------          ------------------------------
     Agent Signature

                   DETACH OWNER'S COPY AT TIME OF APPLICATION

                                HOME OFFICE COPY

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

            [LOGO]              HARTFORD LIFE INSURANCE COMPANY
         THE HARTFORD           HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                500 BIELENBERG DRIVE, WOODBURY, MN 55125
                                P.O. BOX 64271, ST. PAUL, MN 55164 0271

                         TEMPORARY INSURANCE AGREEMENT

PROPOSED PRIMARY INSURED: NAME:             DATE OF BIRTH:

Under this Temporary Insurance Agreement ("Agreement") Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company ("Company") agrees to provide a LIMITED AMOUNT of life insurance coverage, for a LIMITED PERIOD of time, subject to the terms and conditions set forth below.

WHEN COVERAGE BEGINS

Temporary life insurance coverage under the Agreement becomes effective on the date this Agreement is signed, subject to ALL of the following conditions:

a) An Application for Life Insurance with the Company ("Application") or a Request for Insurance Application with the Company ("Request") has been completed as of the same date this Agreement has been signed;

b)  The answers to the health questions below are "No"; AND

c) The Company receives the first full modal premium for the mode selected on the Application or the Request.

WHEN TEMPORARY INSURANCE COVERAGE TERMINATES -- 90 DAY MAXIMUM

Temporary insurance under this Agreement will terminate on the earliest of:

1. 30 days from the effective date of this Agreement if a required and requested medical exam, lab test, application interview or medical report has not been received by the Company;

2.  90 days from the effective date of this Agreement;

3.  The date the policy, as applied for, takes effect;

4. The date the Company offers a policy with a risk assessment other than Standard or a Preferred Class;

5. The date the Company mails a notice of termination of this Agreement to the Proposed Policyowner at the address set forth in the Application or Request.

If the Company terminates coverage, the collected premium will be refunded without interest.

WHO IS COVERED

This Agreement provides temporary insurance coverage only for the Primary Insured. The Primary Insured is the "Proposed Insured" named in the Request, the "Proposed Insured 1" named in the Application, or "Proposed Insured 1" and "Proposed Insured 2" named in Applications for survivorship life insurance coverage. THIS AGREEMENT DOES NOT PROVIDE INSURANCE COVERAGE FOR ANY OTHER PROPOSED INSUREDS, INCLUDING BUT NOT LIMITED TO, OTHER PROPOSED INSUREDS UNDER TERM INSURANCE RIDERS AND CHILD RIDERS.

AMOUNT OF LIFE INSURANCE COVERAGE -- $1,000,000 MAXIMUM

If death of a covered Primary Insured occurs while this Agreement is in effect, the Company WILL pay a death benefit to the beneficiary designated in the Application or Request.

The death benefit shall be the LESSER of:

a) The amount of death benefit indicated in the Application or Request, with respect to the deceased Primary Insured; or

b)  $1,000,000.

LIMITATIONS AND CONDITIONS OF COVERAGE

1. If benefits are payable under this Agreement, then no benefit relating to that loss will be payable under the policy which is applied for.

2. MATERIAL MISREPRESENTATIONS OR FRAUD IN THE ANSWERS TO THE HEALTH QUESTIONS SET FORTH BELOW OR IN THE APPLICATION WILL INVALIDATE THIS AGREEMENT AND THE COMPANY'S LIABILITY WILL BE LIMITED TO A REFUND OF THE PREMIUM PAYMENT.

3. This Agreement does not cover any Primary Insured who is age 71 or over as of the effective date of this Agreement.

                                  OWNER'S COPY

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

LIMITATIONS AND CONDITIONS OF COVERAGE (CONTINUED)

4. This Agreement provides temporary life insurance coverage in the event of the death of Primary Insured. It does not provide any coverage for other benefits which may be applied for, including but not limited to, waiver of premium or accidental death benefits or coverage.

5. There is no coverage under this Agreement if a Primary Insured dies by suicide. In that event, the Company's liability will be limited to a refund of the premium payment.

6. There is no coverage under this Agreement if the check or draft submitted as payment is not honored on the first presentation to the bank.

7. Only an officer of the Company can make, modify, or alter any of the provisions of this Agreement.

HEALTH QUESTIONS

Has the Primary Insured:

1. WITHIN THE PAST 90 DAYS, OTHER THAN FOR PREGNANCY OR CHILDBIRTH, BEEN ADMITTED TO OR TREATED AT A HOSPITAL OR OTHER MEDICAL FACILITY, BEEN ADVISED TO BE ADMITTED, OR HAD SURGERY PERFORMED OR RECOMMENDED?

                 YES             NO

2. WITHIN THE PAST 2 YEARS HAD OR BEEN TREATED FOR HEART DISEASE, CHEST PAIN, STROKE, CANCER, ALCOHOL OR DRUG USE, IMMUNE SYSTEM DISORDER OR HAD SUCH TREATMENT RECOMMENDED BY A PHYSICIAN OR MEDICAL PRACTITIONER?

                 Yes             No

NOTE: IF EITHER QUESTION #1 OR QUESTION #2 ABOVE IS ANSWERED "YES" OR LEFT BLANK, NO COVERAGE WILL TAKE EFFECT UNDER THIS TEMPORARY INSURANCE AGREEMENT AND ANY PREMIUM RECEIVED WILL BE REFUNDED.

DECLARATIONS

Each of the undersigned declares, understands and agrees that:

- The answers provided above are complete and true to the best of his/her knowledge and belief.

- If the answers to the Health Questions contained in this Agreement or the Application are incorrect, incomplete or untrue, the Company will have the right to deny benefits under this Agreement.

X                                         DATE:
     -----------------------------------          ------------------------------
     PROPOSED PRIMARY INSURED SIGNATURE

X                                         DATE:
     -----------------------------------          ------------------------------
     PROPOSED POLICY OWNER SIGNATURE
     (IF OTHER THAN THE PROPOSED
     INSURED)

RECEIPT OF PAYMENT

A premium payment of $            has been submitted with the Application or
Request. Additional premium may be required upon Policy delivery.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO HARTFORD LIFE INSURANCE COMPANY OR HARTFORD LIFE AND ANNUITY INSURANCE COMPANY. DO NOT MAKE CHECK(S) PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

X                                         DATE:
     -----------------------------------          ------------------------------
     Agent Signature

                                  OWNER'S COPY

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

        REPORT                                           ACCOUNTING PERIOD                DUE DATE
--------------------------------------------------------------------------------------------------------------
1.      New Business*                                         Monthly          30th day after month end
        (New issues only -- first time
        policy reported to the Reinsurer)
2.      Renewal Business*                                     Monthly          30th day after month end
        (Policies with renewal dates
        within the Accounting Period)
3.      Changes & Terminations*                               Monthly          30th day after month end
        (includes conversions, replacements
        reinstatements, increases, decreases,
        recaptures, lapses, claims, etc.)
4.      Inforce List                                          Monthly          30th day after month end
        (Listing of each policy in force)
5.      Statutory Reserves                                   Quarterly         30th day after quarter end
6.      Policy Exhibit                                        Monthly          30th day after month end

------------

* Policy record details for new business, renewal business, and changes and terminations (Reports 1, 2, and 3 above) may be reported as separate reports or combined into one report, provided, the required data elements continue to be satisfied.

REPORTING SYSTEM:

The system used by the Ceding Company to administer its reinsurance is: TAI.

NOTE:

Certain policy transactions, such as increases, are coded in the policy administration system as riders, although they do not correspond to filed rider forms.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

MINIMUM DATA REQUIREMENTS

                          INFORCE AND TRANSACTION FILE

Company                    Identifies the Ceding Company
Policy                     Policy number which is part of the policy key
Coverage/rider             Coverage number which is part of the policy key. This
                           number is used to identify specific policy coverage.
Cession ID                 This field contains the number assigned to this
                           cession by the Reinsurer
Transaction Sequence       This field indicates the transaction record(s)
                           created during the month.
Line of Business           This field indicates the line of business the policy
                           falls under.
Reinsurance Company        Two character reinsurance company ID code that
                           identifies the Reinsurer.
Reporting Company          Identifies the company used for reporting purposes.
                           Will be the same as the Reinsurance Company.
Transaction Type           Identifies the type of transaction being reported on
                           the Transaction extract.
Transaction Count          This field is used on the Transaction extract to
                           identify the addition or termination of a cession.
Reinsurance From Date      This field contains the beginning date of the period
                           covered by this record. The premiums on the
                           Transaction record cover the period beginning with
                           the From Date through the To Date.
Reinsurance To Date        This field contains the end date of the period
                           covered by a record.
Date Reported              On the Transaction extract, this is the month the
                           transaction was reported.
Mode                       Identifies the mode of reinsurance premium payment.
Policy Duration            The duration at issue is 01.
Reinsurance Duration       Contains the reinsurance duration. It may differ from
                           the policy duration if the cession is a continuation.
Cession Number             Hartford does not currently use. Defaults to spaces.
Policy Date                This field contains the issue date of the policy.
Reinsurance Date           This field contains the issue date of the
                           reinsurance. For most cessions it is the same as the
                           policy date. For continuations, it contains the issue
                           date of the original coverage.
Issue State                This field contains a two-letter abbreviation of the
                           state or province of issue. Used to determine unisex
                           rates.
Resident State             This field contains a two-letter abbreviation of the
                           state or province of issue. Used to compute premium
                           tax reimbursement if applicable.
Joint Type                 Identifies Joint business type

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Joint Age                  Used for joint coverages using a joint equivalent age
                           for rate searches.
Auto/Fac Indicator         Indicates whether the policy is ceded on an Automatic
                           or Facultative basis.
Death Benefit Option       This field contains the option chosen by the insured
                           for death proceeds payment.
Participation code         This field indicates whether the business is Non
                           Participating (N) or Participating (P).
Issue Type                 Identifies how a cession was issued. (New business or
                           Continuation)
Underwriting Method        Identifies the type of underwriting used to issue the
                           coverage.
Treaty Number              This field contains the TAI system treaty number
Reinsurance Type           This field is a one-character code that identifies
                           the type of reinsurance. (Y=YRT, C=Coinsurance &
                           M=Modco.)
Plan                       This field contains the coverage plan code.
Product code               This field contains the product type code.
Product code 1             For Joint Life policies, this field contains the
                           product type code for Insured 1.
Product code 2             For Joint Life policies, this field contains the
                           product type code for Insured 2. (If this is not a
                           Joint Life policy, this field will be blank.)
Currency Code              This field identifies the currency. (USD or CND if
                           applicable)
Last Name -- 1             This field contains the insured's last name. For
                           Joint Life policies, this field contains the last
                           name for Insured 1. (Maximum of 20 characters)
First Name -- 1            This field contains the insured's first name. For
                           Joint Life policies, this field contains the first
                           name for Insured 1. (Maximum of 15 characters)
Middle Initial -- 1        This field contains the insured's middle initial. For
                           Joint Life policies, this field contains the middle
                           initial for Insured 1. (1 character)
Client ID -- 1             This field contains the unique client ID for an
                           insured used to connect lives when calculating
                           retention on a life. For Joint Life policies, this
                           field indicates the client ID for Insured 1. (Maximum
                           of 20 characters)
Insured Status -- 1        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the
                           insured's coverage status for Insured 1.
DOB -- 1                   This field contains the insured's date of birth. For
                           Joint Life policies, this field contains the date of
                           birth for Insured 1.
Sex -- 1                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 1.
Pricing Sex -- 1           This field contains the sex used to compute premiums
                           and allowances. For Joint Life policies, this field contains the pricing sex of Insured 1.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Age -- 1                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue
                           age for Insured 1.
Class -- 1                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           1.
Mortality -- 1             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 1.
Mortality Duration -- 1    This field contains the duration of the insured's
                           mortality rating. For Joint Life policies, this field
                           contains the duration of the mortality rating for
                           Insured 1.
Temp Flat -- 1             This field contains the temporary flat extra per
                           1000. For Joint Life policies, this field contains
                           the temporary flat extra per 1000 for Insured 1.
Temp Duration -- 1         This field contains the number of years that the
                           temporary flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 1.
Perm Flat -- 1             This field contains the permanent flat extra per
                           1000. For Joint Life policies, this field contains
                           the permanent flat extra per 1000 for Insured 1.
Perm Duration - 1          This field contains the number of years that the
                           permanent flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 1.
Last Name -- 2             This field contains the insured's last name. For
                           Joint Life policies, this field contains the last
                           name for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.) (Maximum of 20
                           characters)
First Name -- 2            This field contains the insured's first name. For
                           Joint Life policies, this field contains the first
                           name for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.) (Maximum of 15
                           characters)
Middle Initial -- 2        This field contains the insured's middle initial. For
                           Joint Life policies, this field contains the middle
                           initial for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.) (1 character)
Client ID -- 2             This field contains the unique client ID for an
                           insured used to connect lives when calculating
                           retention on a life. For Joint Life policies, this
                           field indicates the client ID for Insured 2. (If this
                           is not a Joint Life policy, this field will be
                           blank.) (Maximum of 20 characters)
Insured Status -- 2        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a Joint Life policy, this field will be blank.)

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

DOB -- 2                   This field contains the insured's date of birth. For
                           Joint Life policies, this field contains the date of
                           birth for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Sex -- 2                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Pricing Sex -- 2           This field contains the sex used to compute premiums
                           and allowances. For Joint Life policies, this field
                           contains the pricing sex of Insured 2. (If this is
                           not a Joint Life policy, this field will be blank.)
Age -- 2                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue
                           age for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Class -- 2                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           2. (If this is not a Joint Life policy, this field
                           will be blank.)
Mortality -- 2             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 2. (If this is not a
                           Joint Life policy, this field will be blank.)
Mortality Duration -- 2    This field contains the duration of the insured's
                           mortality rating. For Joint Life policies, this field
                           contains the duration of the mortality rating for
                           Insured 2. (If this is not a Joint Life policy, this
                           field will be blank.)
Temp Flat -- 2             This field contains the temporary flat extra per
                           1000. For Joint Life policies, this field contains
                           the temporary flat extra per 1000 for Insured 2. (If
                           this is not a Joint Life policy, this field will be
                           blank.)
Temp Duration -- 2         This field contains the number of years that the
                           temporary flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 2. (If this is not a Joint Life policy,
                           this field will be blank.)
Perm Flat -- 2             This field contains the permanent flat extra per
                           1000. For Joint Life policies, this field contains
                           the permanent flat extra per 1000 for Insured 2. (If
                           this is not a Joint Life policy, this field will be
                           blank.)
Perm Duration - 2          This field contains the number of years that the
                           permanent flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 2. (If this is not a Joint Life policy,
                           this field will be blank.)
Policy Face Amount         Indicates the face amount of the total policy.
Retained Amount            This field contains the amount retained on this
                           policy coverage, not on the life.
Ceded Amount               This field contains the policy amount ceded to a
                           specific reinsurer.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Net Amount at Risk         This field contains the reinsured net amount at risk
                           (NAR) for a specific reinsurer.
Benefit Mortality          ADB or Waiver mortality.
Premium                    This field contains the reinsurance premium.
Allowance                  This field contains the reinsurance allowance.
Flat extra type            This field indicates whether there is a temporary
                           flat extra (T) or a permanent flat extra (P) being
                           charged.
Premium Tax                If premium tax is reimbursed, this field contains the
                           tax amount.
Cash Value                 If applicable, this field is used to recover
                           coinsured cash values from the Reinsurer.
Benefit                    If applicable, this field is used to recover benefits
                           from the Reinsurer.
Dividend                   If applicable, this field contains the reinsurer's
                           share of the direct dividend.
Policy Fee                 This field contains the reinsurance policy fee.
Continuation Original      This field indicates the ceding company on the
Company                    original policy. (Used for conversions only.)
Continuation Original      This field indicates the policy number for the
Policy                     original policy. (Used for conversions only.)
Continuation Original      This field indicates the coverage/rider for the
Coverage/Rider             original policy. (Used for conversions only.)
Message                    An informational message may be manually added to a
                           policy by the Ceding Company.
Image switch               Hartford does not currently use. Defaults to spaces.
Policy Fee Allowance       This field contains the reinsurance policy fee
                           allowance.
Location Code              Hartford does not currently use. Defaults to spaces.
Treaty Reference Number    Upon request, this field contains the Reinsurer's
                           treaty number.
Claim                      Hartford does not currently use. Defaults to spaces.
Policy Status              This field identifies the status of the cession.
Policy Master Smoker -- 1  Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master
                           smoker class for Insured 1.
Policy Master Smoker -- 2  Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master
                           smoker class for Insured 2. (If this is not a Joint
                           Life policy, this field will be blank.)
Policy Effective Date      This field contains the effective date of the
                           reinsurance.
Policy Application Date    This field indicates the date the insured signed the
                           application.
NAR Type                   This field indicates the method used in determining
                           the Total Net Amount at Risk (as defined in Schedule
                           B).

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                              POLICY EXHIBIT FILE*

Company                    Identifies the Ceding Company.
Policy                     Policy number which is part of the policy key.
Coverage/rider             Coverage number which is part of the policy key. This
                           number is used to identify a specific policy
                           coverage.
Cession ID                 This field contains the number assigned to this
                           cession by the Reinsurer.
Line of Business           This field indicates the line of business the policy
                           falls under.
Report Date                This is the month the transaction was reported.
Reinsurance Company        Two character reinsurance company ID code that
                           identifies the Reinsurer.
Reporting Company          Identifies the company used for reporting purposes.
                           Will be the same as the Reinsurance Company.
Treaty Number              This field contains the TAI system treaty number.
Transaction Type           Identifies the type of transaction being reported on
                           the Transaction extract.
Policy Count               Each New Business, Continuation & Reinstatement will
                           be assigned a count of 1, Terminations will be
                           assigned -1 and Renewals/NAR changes will be assigned
                           0.
Base Ceded Amount          This field contains the policy base amount ceded.
ADB ceded Amount           This field contains the policy ADB amount ceded.
Waiver Ceded Amount        This field contains the policy waiver amount ceded.
Net Amount at Risk         The reinsured net amount at risk (NAR).
Plan                       This field contains the coverage plan code.
Auto/Fac Indicator         Indicates whether the policy is ceded on an Automatic
                           or Facultative basis.
Reinsurance Type           This field is a one-character code that identifies
                           the type of reinsurance. (Y=YRT, C=Coinsurance &
                           M=Modco.)
Currency Code              This field identifies the currency. (USD or CND if
                           applicable)

------------

* The Policy Exhibit will include a summary of reinsurance movement for a given period categorized by transactions type. This summary provides the Cession Count, Ceded Amount and Net Amount at Risk at the beginning of the reporting period, a summary of the transactions occurring during the report period as well as what is in force as of the ending of the report period.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                                  RESERVE FILE

Company                    Identifies the Ceding Company
Policy                     Policy number which is part of the policy key
Coverage/rider             Coverage number which is part of the policy key. This
                           number is used to identify a specific policy
                           coverage.
Cession ID                 This field contains the number assigned to this
                           cession by the Reinsurer
Benefit Type               This field is the reserve type. 1 = Life, 2=ADB,
                           3=Waiver, 4=Flat Extras, 5=Substandard
Calc Method                Hartford's TAI Valuation Method 1=Frasier Reserve +
                           1/2 cx, E=Coinsurance Reserve, H=Half Premium,
                           L=Factor FLX1, X=1/2 cx
Reinsurance Company        Two character reinsurance company ID code that
                           identifies the Reinsurer.
Reporting Company          Identifies the company used for reporting purposes.
                           Will be the same as the Reinsurance Company.
Line of Business           This field indicates the line of business the policy
                           falls under. (L=Life)
Treaty Number              This field contains the TAI system treaty number
Plan                       This field contains the coverage plan code.
Auto/Fac Indicator         Indicates whether the policy is ceded on an Automatic
                           or Facultative basis.
Product code               This field contains the product type code.
Joint Type                 Identifies Joint business Type
Joint Method Switch        Identifies TAI Frasier method calculation
Mode                       Identifies the mode of reinsurance premium payment.
Cession Status             This field identifies the status of the cession.
Reinsurance Type           This field is a one-character code that identifies
                           the type of reinsurance.
Duration                   Contains the reinsurance duration. It may differ from
                           the policy duration if the cession is a continuation.
Participation code         This field indicates whether the business is Non
                           participating (N) or Participating (P).
Policy Date                This field contains the issue date of the policy.
Reinsurance To Date        This field contains the end date of the period
                           covered by a record.
Policy Face Amount         Indicates the face amount of the total policy.
Ceded Amount               This field contains the policy amount ceded to a
                           specific reinsurer
Net Amount at Risk         This field contains the reinsured net amount at risk
                           (NAR) for a specific reinsurer.
Premium                    This field contains the reinsurance premium.
Reserve Percent            Value appears on Coinsurance business only
Cession Count              Cession count only appears under Life (Base), not
                           benefits.
Age Basis                  Nearest/Closest (C), Last (L), Next (N)
Insured Status -- 1        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the insured's coverage status for Insured 1.
Age -- 1                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue age for Insured 1.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Class -- 1                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           1.
Sex -- 1                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 1.
Mortality -- 1             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 1.
Insured Status -- 2        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the
                           insured's coverage status for Insured 2. (If this is
                           not a Joint Life policy, this field will be blank.)
Age -- 2                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue
                           age for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Class -- 2                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           2. (If this is not a Joint Life policy, this field
                           will be blank.)
Sex -- 2                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Mortality -- 2             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 2. (If this is not a
                           Joint Life policy, this field will be blank.)
Reserve                    Statutory or Tax Reserve for each coverage.
Reserve Interest Rate      This field identifies the Interest Rate used when
                           calculating reserves.
Reserve Factor             Applicable Mortality Basis YRT Factor
Factor Pointer             TAI specific field to identify applicable mortality
                           table used when calculating reserves.
Attained Age               TAI specific field. Default is 1
Setback                    TAI specific field. Default is zero
Class Switch               TAI specific field. Valuation Class (D=Distinct)
Curtate Switch             This field indicates whether reserves are on a
                           curtate or continuous basis.
Caption                    Hartford's TAI Valuation Method
Error Code                 Informational field used by Hartford -- Usually Blank
Reserve Class 1            This field contains insured's smoker class. For Joint
                           Life policies, this field contains the class for
                           Insured 1.
Reserve Class 2            This field contains insured's smoker class. For Joint
                           Life policies, this field contains the class for
                           Insured 2. (If this is not a Joint Life policy, this
                           field will be blank.)
Currency Code              This field identifies the currency. (USD or CND if
                           applicable)
Valuation Interest         TAI assigned field that is used to read applicable
Pointer                    interest rates when calculating 1/2 cx reserves.
NAR Type                   This field indicates the method used in determining
                           the Total Net Amount at Risk (as defined in Schedule
                           B).

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re

                                  AMENDMENT 1
                            EFFECTIVE MARCH 5, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

              SWISS RE LIFE AND HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to add the following new Single Life Plans of Insurance:

-   Hartford Bicentennial UL Founders II

-   Hartford Bicentennial UL Founders II Extended Value Option

and the following Rider:

-   Owner Designated Settlement Option Rider.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 1 -- Effective March 5, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of March 5, 2010.

SWISS RE LIFE AND HEALTH AMERICA INC.

By:      /s/ [ILLEGIBLE]                 Attest:  /s/ Ed Wright
         ------------------------------           ------------------------------
Name:    [ILLEGIBLE]                     Name:    Ed Wright
Title:   Vice President                  Title:   Vice President
Date:    4-14-10                         Date:    4-14-10

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Richard Smolinski           Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Richard Smolinski               Name:    Mike Roscoe, FSA, MAAA
Title:   Assistant Vice President &      Title:   Senior Vice President
         Actuary                                  Individual Life Product
                                                  Management
Date:    4-16-10                         Date:    4/20/10

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                          NAR
BASE POLICY                                       VALUATION MORTALITY TABLE(S)           TYPE*
----------------------------------------------------------------------------------------------
Stag UL                                   1980 CSO M/F S/NS Ultimate ALB                   A
Hartford Bicentennial UL Founders         2001 CSO M/F S/NS Ultimate ANB                   A
Hartford UL CV                            1980 CSO M/F S/NS Ultimate ALB                   A
Stag Wall Street VUL                      1980 CSO M/F S/NS Ultimate ALB                   A
Stag Protector II VUL                     1980 CSO M/F S/NS Ultimate ALB                   A
Hartford Leaders VUL Legacy               2001 CSO M/F Composite Ultimate ANB              A
Stag Accumulator II VUL                   1980 CSO M/F Unismoke Ultimate ALB               A
Hartford Leaders VUL Liberty (a)          1980 CSO M/F Unismoke Ultimate ANB               A
Hartford Leaders VUL Liberty (b)          2001 CSO M/F Composite Ultimate ANB              A
Life Solutions II UL (a)                  1980 CSO M/F S/NS Ultimate ALB                   A
Life Solutions II UL (b)                  2001 CSO M/F S/NS Ultimate ALB                   A
Hartford Advanced Universal Life          2001 CSO M/F S/NS Ultimate ALB                   B
Hartford Bicentennial UL Freedom          2001 CSO M/F S/NS Ultimate ANB                   B
Hartford Quantum II VUL (a)               2001 CSO M/F S/NS Ultimate ALB                   A
Hartford Quantum II VUL (b)               2001 CSO M/F S/NS Ultimate ANB                   A
Hartford ExtraOrdinary Whole Life (a)     2001 CSO M/F S/NS Ultimate ALB                   A
Hartford ExtraOrdinary Whole Life (b)     2001 CSO M/F S/NS Ultimate ANB                   A
Hartford Bicentennial UL Founders II      2001 CSO M/F S/NS Ultimate ANB                   A
Hartford Bicentennial UL Founders II
 Extended Value Option                    2001 CSO M/F S/NS Ultimate ANB                   A

RIDERS PROVIDING DEATH BENEFITS      RIDERS THAT PROVIDE ADDITIONAL BENEFITS
THAT ARE ELIGIBLE FOR REINSURANCE:   BUT THAT ARE NOT ELIGIBLE FOR
                                     REINSURANCE:
                                     Accidental Death Benefit (ADB) Rider
Primary Insured Term Rider           Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life      LifeAccess Accelerated Ben. Rider
Rider                                (LAABR)
Cost of Living Adjustment (COLA)     Policy Continuation Rider
Rider
                                     Policy Protection Rider (PPR)
                                     Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term riders       Lifetime No Lapse Guarantee Rider
above is C.
For COLA Rider, NAR Type follows     Guar. Min. Accum. Benefit (GMAB) Rider
Base Policy to which it is           Paid-Up Life Insurance Rider
attached.
                                     Conversion Option Rider
                                     Overloan Protection Rider
* NAR Type is described in Schedule  Waiver of Specified Amount (WSA) Rider
B.
                                     Waiver of Monthly Deductions (WMD)
                                     Rider
                                     Children's Life Insurance Rider
                                     Foreign Travel Exclusion Rider
                                     Estate Tax Repeal Benefit Rider
                                     Modified Surrender Value Rider

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 15, 2010

                                     RIDERS THAT PROVIDE ADDITIONAL BENEFITS
                                     BUT THAT ARE NOT ELIGIBLE FOR
                                     REINSURANCE (CONTINUED):

                                     Cash Surrender Value Endorsement
                                     Automatic Premium Payment Rider
                                     Additional Premium Rider
                                     Qualified Plan Rider
                                     Owner Designated Settlement Option
                                     Rider

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 15, 2010

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                                NAR
BASE POLICY                                            VALUATION MORTALITY TABLE(S)            TYPE*
------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO M/F S/NS Select & Ultimate ALB           A
Hartford Leaders VUL Joint Legacy II           2001 CSO M/F S/NS Select & Ultimate ANB           A
Hartford Advanced Last Survivor UL             2001 CSO M/F S/NS Select & Ultimate ALB           B
Hartford Bicentennial UL Joint Freedom         2001 CSO M/F S/NS Select & Ultimate ALB           B
Hartford Bicentennial UL Joint Freedom II      2001 CSO M/F S/NS Select & Ultimate ANB           B

------------

*   NAR Type is described in Schedule B.

RIDERS PROVIDING DEATH BENEFITS THAT  RIDERS THAT PROVIDE ADDITIONAL
ARE ELIGIBLE FOR REINSURANCE          BENEFITS BUT THAT ARE NOT ELIGIBLE
                                      FOR REINSURANCE:

Estate Protection Rider (NAR Type is  LS Exchange Option Rider
C)
                                      Policy Protection Rider
                                      Estate Tax Repeal Rider
                                      Foreign Travel Exclusion Rider
                                      Guar. Min. Accum. Benefit (GMAB)
                                      Rider
                                      Paid-Up Life Insurance Rider
                                      Owner Designated Settlement Option

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 1 -- Effective March 5, 2010

                                  AMENDMENT 2
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")
                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to add Annual Renewable Term as a Base Policy available for coverage for facultative submissions; and

WHEREAS, the Ceding Company and the Reinsurer wish to provide for approximate Net Amount at Risk (NAR) Type B reporting in certain circumstances; and

WHEREAS, the Ceding Company and the Reinsurer wish to reflect the correct Valuation Mortality Tables associated with Last Survivor Plans of Insurance; and

WHEREAS, the Ceding Company and the Reinsurer wish to correct the Reinsurer's Quota Share Percentage for NAR2 (ReinsQS2%).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. The above recitals are true and accurate and are incorporated herein.

       2. Section III. A, Automatic Reinsurance, is hereby amended to include the following Section III.A. 11:

              11.  The policy is not an Annual Renewable Term policy.

       3. Article VII, Reinsurance Reporting, is deleted in its entirety and replaced with the attached, revised Article VII.

       4. Schedule A is deleted in its entirety and replaced with the attached, revised Schedule A.

       5. Schedule B is deleted in its entirety and replaced with the attached, revised Schedule B.

       6. Exhibit II is deleted in its entirety and replaced with the attached, revised Exhibit II.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

SWISS RE LIFE & HEALTH AMERICA INC.

By:     /s/ [ILLEGIBLE]                 Attest: /s/ [ILLEGIBLE]
        ------------------------------          ------------------------------
Name:   [ILLEGIBLE]                     Name:   [ILLEGIBLE]
Title:  Senior Vice President           Title:  Vice President
Date:   4/7/2011                        Date:   4/7/2011

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Richard Smolinski           Attest: /s/ Michael Roscoe
        ------------------------------          ------------------------------
Name:   Richard Smolinski, FSA, MAAA    Name:   Michael Roscoe, FSA, MAAA
Title:  Assistant Vice President and    Title:  Senior Vice President
        Actuary Individual Life                 Individual Life Product
        Product Management                      Management
Date:   4/28/2011                       Date:   4/28/2011

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

                                  ARTICLE VII

                             REINSURANCE REPORTING

A.  Accounting Statements and Other Reports

Within thirty (30) days after the close of each calendar month, the Ceding Company shall provide the Reinsurer an accounting statement. The Ceding Company shall also provide the Reinsurer with additional reports as provided in Exhibit VII.

For Automatic and Facultative Reinsurance becoming effective during the calendar month, the Ceding Company will notify the Reinsurer of such new reinsurance business in the succeeding monthly report. However, the first three monthly reports under this Agreement will be sent within one hundred twenty (120) days after the due date of the first monthly report.

The Ceding Company may provide an estimated Net Amount at Risk for new reinsurance business in the first monthly report in which such business appears. In the event that the Ceding Company provides an estimated Net Amount at Risk, it shall provide an actual Net Amount at Risk in subsequent monthly reports.

Additional reports reasonably requested by a Party will be provided by the other Party in a timely manner.

B.  Reporting Format and Medium

The information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be in a format, and transmitted using a medium, mutually agreeable to the Parties. As of the Effective Date of this Agreement, the information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be on a self-administered reporting basis as set out in Exhibit VII.

The Ceding Company shall inform the Reinsurer at least one month in advance of any change in the reporting format or data prior to its use in reports to the Reinsurer. The Ceding Company shall provide the Reinsurer with a test file containing such a change prior to its implementation in the production of reports.

C.  Reporting Delays

The Ceding Company shall inform the Reinsurer of any material delays.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                                 NAR
BASE POLICY                                             VALUATION MORTALITY TABLE(S)            TYPE*
-------------------------------------------------------------------------------------------------------
Stag UL                                        1980 CSO M/F SINS Ultimate ALB                     A
Hartford Bicentennial UL Founders              2001 CSO M/F S/NS Ultimate ANB                     A
Hartford UL CV                                 1980 CSO M/F S/NS Ultimate ALB                     A
Stag Wall Street VUL                           1980 CSO M/F S/NS Ultimate ALB                     A
Stag Protector II VUL                          1980 CSO M/F S/NS Ultimate ALB                     A
Hartford Leaders VUL Legacy                    2001 CSO M/F Composite Ultimate ANB                A
Stag Accumulator II VUL                        1980 CSO M/F Unismoke Ultimate ALB                 A
Hartford Leaders VUL Liberty (a)               1980 CSO M/F Unismoke Ultimate ANB                 A
Hartford Leaders VUL Liberty (b)               2001 CSO M/F Composite Ultimate ANB                A
Life Solutions II UL (a)                       1980 CSO M/F S/NS Ultimate ALB                     A
Life Solutions II UL (b)                       2001 CSO M/F S/NS Ultimate ALB                     A
Hartford Advanced Universal Life               2001 CSO M/F S/NS Ultimate ALB                     B
Hartford Bicentennial UL Freedom               2001 CSO M/F SINS Ultimate ANB                     B
Hartford Quantum II VUL (a)                    2001 CSO M/F S/NS Ultimate ALB                     A
Hartford Quantum II VUL (b)                    2001 CSO M/F S/NS Ultimate ANB                     A
Hartford ExtraOrdinary Whole Life (a)          2001 CSO M/F S/NS Ultimate ALB                     A
Hartford ExtraOrdinary Whole Life (b)          2001 CSO M/F S/NS Ultimate ANB                     A
Annual Renewable Term                          2001 CSO M/F S/NS Ultimate ANB                     C

RIDERS PROVIDING DEATH BENEFITS THAT ARE    RIDERS THAT PROVIDE ADDITIONAL
ELIGIBLE FOR REINSURANCE:                   BENEFITS BUT THAT ARE NOT ELIGIBLE
                                            FOR REINSURANCE:

Primary Insured Term Rider                  Accidental Death Benefit (ADB) Rider
Other Covered Insured Term Life Rider       Accelerated Benefit Rider (ABR)
Cost of Living Adjustment (COLA) Rider      LifeAccess Accelerated Ben. Rider
                                            (LAABR)
                                            Policy Continuation Rider
NOTE: NAR Type for term riders above is C.  Policy Protection Rider (PPR)
For COLA Rider, NAR Type follows            Enhanced No Lapse Guarantee Rider
Base Policy to which it is attached.        Lifetime No Lapse Guarantee Rider
                                            Guar. Min. Accum. Benefit (GMAB)
                                            Rider
                                            Paid-Up Life Insurance Rider
                                            Conversion Option Rider
                                            Overloan Protection Rider
                                            Waiver of Specified Amount (WSA)
                                            Rider
                                            Waiver of Monthly Deductions (WMD)
                                            Rider
                                            Children's Life Insurance Rider
                                            Foreign Travel Exclusion Rider
                                            Estate Tax Repeal Benefit Rider
                                            Modified Surrender Value Rider

------------

* NAR Type is described in Schedule B.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED):
Cash Surrender Value Endorsement
Automatic Premium Payment Rider
Additional Premium Rider
Qualified Plan Rider

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow accounts") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                                 NAR
BASE POLICY                                             VALUATION MORTALITY TABLE(S)            TYPE*
-------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO M/F S/NS Ultimate ALB                     A
Hartford Leaders VUL Joint Legacy II           2001 CSO M/F S/NS Ultimate ANB                     A
Hartford Advanced Last Survivor UL             2001 CSO M/F S/NS Ultimate ALB                     B
Hartford Bicentennial UL Joint Freedom         2001 CSO M/F S/NS Ultimate ALB                     B
Hartford Bicentennial UL Joint Freedom II      2001 CSO M/F S/NS Ultimate ANB                     B

------------

*   NAR Type is described in Schedule B.

RIDERS PROVIDING DEATH BENEFITS THAT ARE    RIDERS THAT PROVIDE ADDITIONAL
ELIGIBLE FOR REINSURANCE                    BENEFITS BUT THAT ARE NOT ELIGIBLE
                                            FOR REINSURANCE:
Estate Protection Rider (NAR Type is C)     LS Exchange Option Rider
                                            Policy Protection Rider
                                            Estate Tax Repeal Rider
                                            Foreign Travel Exclusion Rider
                                            Guar. Min. Accum. Benefit (GMAB)
                                            Rider
                                            Paid-Up Life Insurance Rider

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE*

TOTAL NET AMOUNT AT RISK (TOTNAR) =

     For NAR TYPE A, Death Benefit minus the Account Value.

     For NAR TYPE B, Death Benefit minus the Working Reserve, where

          Working Reserve = (i) x (ii) / (iii), and

* In cases where the current Working Reserve is not available, the Ceding Company may estimate such amount using either the most recent Working Reserve or the Account Value.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #2 -- Effective 10/1/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE* (CONTINUED)

For NAR TYPE C, Death Benefit.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

MINIMUM REINSURANCE CESSION:    AUTOMATIC:
                                FACULTATIVE:

LEAD REINSURER: Swiss Re Life & Hearth America Inc.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment 2 -- Effective October 1, 2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment 2 -- Effective October 1, 2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment 2 -- Effective October 1, 2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment 2 -- Effective October 1, 2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

                  LAST SURVIVOR LIMITS AND RETENTION WORKSHEET

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment 2 -- Effective October 1, 2008

                                  AMENDMENT 3
                             EFFECTIVE JULY 1, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to include re-priced versions of the Hartford Bicentennial UL Freedom and Hartford Bicentennial UL Joint Freedom II products in the Agreement, for policies issued on or after the effective date of this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 3 -- Effective July 1, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of July 1,2010.

SWISS RE LIFE & HEALTH AMERICA INC.

By:      /s/ [ILLEGIBLE]                Attest:   /s/ [ILLEGIBLE]
         -----------------------------            -----------------------------
Name:    [ILLEGIBLE]                    Name:     [ILLEGIBLE]
Title:   Senior Vice President          Title:    Vice President
Date:    August 2 2010                  Date:     August 2, 2010

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Richard Smolinski          Attest:   /s/ Michael Roscoe
         -----------------------------            -----------------------------
Name:    Richard Smolinski              Name:     Michael Roscoe
Title:   Assistant Vice President &     Title:    Senior Vice President &
         Actuary                                  Actuary
Date:    8/16/2010                      Date:     8/16/2010

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                           NAR
BASE POLICY                                     VALUATION MORTALITY TABLE(S)              TYPE*
-------------------------------------------------------------------------------------------------
Stag UL                              1980 CSO M/F S/NS Ultimate ALB                         A
Hartford Bicentennial UL Founders    2001 CSO M/F S/NS Ultimate ANB                         A
Hartford UL CV                       1980 CSO M/F S/NS Ultimate ALB                         A
Stag Wall Street VUL                 1980 CSO M/F S/NS Ultimate ALB                         A
Stag Protector II VUL                1980 CSO M/F S/NS Ultimate ALB                         A
Hartford Leaders VUL Legacy          2001 CSO M/F Composite Ultimate ANB                    A
Stag Accumulator II VUL              1980 CSO M/F Unismoke Ultimate ALB                     A
Hartford Leaders VUL Liberty (a)     1980 CSO M/F Unismoke Ultimate ANB                     A
Hartford Leaders VUL Liberty (b)     2001 CSO M/F Composite Ultimate ANB                    A
Life Solutions II UL (a)             1980 CSO M/F S/NS Ultimate ALB                         A
Life Solutions II UL(b)              2001 CSO M/F S/NS Ultimate ALB                         A
Hartford Advanced Universal Life     2001 CSO M/F S/NS Ultimate ALB                         B
Hartford Bicentennial UL Freedom     2001 CSO M/F S/NS Ultimate ANB                         B
(a)
Hartford Bicentennial UL Freedom     2001 CSO M/F S/NS Ultimate ANB                         A
(b)
Hartford Quantum II VUL (a)          2001 CSO M/F S/NS Ultimate ALB                         A
Hartford Quantum II VUL (b)          2001 CSO M/F S/NS Ultimate ANB                         A
Hartford ExtraOrdinary Whole Life    2001 CSO M/F S/NS Ultimate ALB                         A
(a)
Hartford ExtraOrdinary Whole Life    2001 CSO M/F S/NS Ultimate ANB                         A
(b)
Hartford Bicentennial UL Founders    2001 CSO M/F S/NS Ultimate ANB                         A
II
Hartford Bicentennial UL Founders
II
Extended Value Option                2001 CSO M/F S/NS Ultimate ANB                         A
Annually Renewable Term (ART)        2001 CSO M/F S/NS Ultimate ANB                         C

------------

*   NAR Type is described in Schedule B.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

                         SINGLE LIFE PLANS OF INSURANCE

RIDERS PROVIDING DEATH       RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT
BENEFITS THAT ARE ELIGIBLE   ARE NOT ELIGIBLE FOR REINSURANCE:
FOR REINSURANCE:
Primary Insured Term Rider   Accidental Death Benefit (ADB) Rider
Other Covered Insured Term   Accelerated Benefit Rider (ABR)
Life Rider
Cost of Living Adjustment    LifeAccess Accelerated Ben. Rider (LAABR)
(COLA) Rider
                             Policy Continuation Rider
                             Policy Protection Rider (PPR)
                             Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term      Lifetime No Lapse Guarantee Rider
riders above is C.
For COLA Rider, NAR Type     Guar. Min. Accum. Benefit (GMAB) Rider
follows
Base Policy to which it is   Paid-Up Life Insurance Rider
attached.
                             Conversion Option Rider
                             Overloan Protection Rider
Waiver of Specified Amount
 (WSA) Rider
                             Waiver of Monthly Deductions (WMD) Rider
                             Children's Life Insurance Rider
                             Foreign Travel Exclusion Rider
                             Estate Tax Repeal Benefit Rider
                             Modified Surrender Value Rider
                             Cash Surrender Value Endorsement
                             Automatic Premium Payment Rider
                             Additional Premium Rider
                             Qualified Plan Rider
                             Owner Designated Settlement Option Rider

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider:  Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                                 NAR
BASE POLICY                                            VALUATION MORTALITY TABLE(S)             TYPE*
--------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO M/F S/NS Ultimate ALB                          A
Hartford Leaders VUL Joint Legacy II           2001 CSO M/F S/NS Ultimate ANB                          A
Hartford Advanced Last Survivor UL             2001 CSO M/F S/NS Ultimate ALB                          B
Hartford Bicentennial UL Joint Freedom         2001 CSO M/F S/NS Ultimate ALB                          B
Hartford Bicentennial UL Joint Freedom II (a)  2001 CSO M/F S/NS Ultimate ANB                          B
Hartford Bicentennial UL Joint Freedom II (b)  2001 CSO M/F S/NS Ultimate ANB                          A

------------

*   NAR Type is described in Schedule B

RIDERS PROVIDING DEATH          RIDERS THAT PROVIDE ADDITIONAL
BENEFITS THAT ARE               BENEFITS
ELIGIBLE FOR REINSURANCE        BUT THAT ARE NOT ELIGIBLE FOR
                                REINSURANCE:
Estate Protection Rider (NAR    LS Exchange Option Rider
Type is C)
                                Policy Protection Rider
                                Estate Tax Repeal Rider
                                Foreign Travel Exclusion Rider
                                Guar. Min. Accum. Benefit (GMAB) Rider
                                Paid-Up Life Insurance Rider
                                Owner Designated Settlement Option

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 3 -- Effective July 1, 2010

                                  AMENDMENT 4
                          EFFECTIVE SEPTEMBER 7, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to include Hartford Frontier Indexed Universal Life and Hartford Frontier Indexed Universal Life Extended Value Option as Base Policies under the Agreement, for policies issued on or after the effective date of this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 4 -- Effective September 7, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of September 7, 2010.

SWISS RE LIFE & HEALTH AMERICA INC.

By:      /s/ [ILLEGIBLE]                 Attest:  /s/ [ILLEGIBLE]
         ------------------------------           ------------------------------
Name:    [ILLEGIBLE]                     Name:    [ILLEGIBLE]
Title:   Vice President                  Title:   Vice President
Date:    10/21/2010                      Date:    10/21/10

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Richard Smolinski           Attest:  /s/ Paul Fischer
         ------------------------------           ------------------------------
Name:    Richard Smolinski, FSA, MAAA    Name:    Paul Fischer, FSA, MAAA
Title:   Asst. Vice President and        Title:   Asst. Vice President and
         Actuary Individual Life                  Actuary Individual Life
         Product Management                       Product Management
Date:    11/11/2010                      Date:    11-11-2010

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                                          NAR
BASE POLICY                                                  VALUATION MORTALITY TABLE(S)                TYPE*
----------------------------------------------------------------------------------------------------------------
Stag UL                                          1980 CSO M/F S/NS Ultimate ALB                            A
Hartford Bicentennial UL Founders                2001 CSO M/F S/NS Ultimate ANB                            A
Hartford UL CV                                   1980 CSO M/F S/NS Ultimate ALB                            A
Stag Wall Street VUL                             1980 CSO M/F S/NS Ultimate ALB                            A
Stag Protector II VUL                            1980 CSO M/F S/NS Ultimate ALB                            A
Hartford Leaders VUL Legacy                      2001 CSO M/F Composite Ultimate ANB                       A
Stag Accumulator II VUL                          1980 CSO M/F Unismoke Ultimate ALB                        A
Hartford Leaders VUL Liberty (a)                 1980 CSO M/F Unismoke Ultimate ANB                        A
Hartford Leaders VUL Liberty (b)                 2001 CSO M/F Composite Ultimate ANB                       A
Life Solutions II UL (a)                         1980 CSO M/F S/NS Ultimate ALB                            A
Life Solutions II UL (b)                         2001 CSO M/F S/NS Ultimate ALB                            A
Hartford Advanced Universal Life                 2001 CSO M/F S/NS Ultimate ALB                            B
Hartford Bicentennial UL Freedom (a)             2001 CSO M/F S/NS Ultimate ANB                            B
Hartford Bicentennial UL Freedom (b)             2001 CSO M/F S/NS Ultimate ANB                            A
Hartford Quantum II VUL (a)                      2001 CSO M/F S/NS Ultimate ALB                            A
Hartford Quantum II VUL (b)                      2001 CSO M/F S/NS Ultimate ANB                            A
Hartford Extraordinary Whole Life (a)            2001 CSO M/F S/NS Ultimate ALB                            A
Hartford Extraordinary Whole Life (b)            2001 CSO M/F S/NS Ultimate ANB                            A
Hartford Bicentennial UL Founders II             2001 CSO M/F S/NS Ultimate ANB                            A
Hartford Bicentennial UL Founders II Extended    2001 CSO M/F S/NS Ultimate ANB                            A
Value Option
Annually Renewable Term (ART)                    2001 CSO M/F S/NS Ultimate ANB                            C
Hartford Frontier Indexed Universal Life         2001 CSO M/F S/NS Ultimate ANB                            A
Hartford Frontier Indexed Universal Life         2001 CSO M/F S/NS Ultimate ANB                            A
Extended Value Option

------------

*   NAR Type is described in Schedule B.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

                         SINGLE LIFE PLANS OF INSURANCE

RIDERS PROVIDING DEATH BENEFITS THAT   RIDERS THAT PROVIDE ADDITIONAL
ARE ELIGIBLE FOR REINSURANCE:          BENEFITS BUT THAT ARE NOT ELIGIBLE
                                       FOR REINSURANCE:
                                       Accidental Death Benefit (ADB) Rider
Primary Insured Term Rider             Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life Rider  LifeAccess Accelerated Ben. Rider
                                       (LAABR)
Cost of Living Adjustment (COLA)       Policy Continuation Rider
Rider
                                       Policy Protection Rider (PPR)
                                       Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term riders above   Lifetime No Lapse Guarantee Rider
is C.
For COLA Rider, NAR Type follows Base  Guar. Min. Accum. Benefit (GMAB)
Policy to which it is attached.        Rider
                                       Paid-Up Life Insurance Rider
                                       Conversion Option Rider
                                       Overloan Protection Rider
                                       Waiver of Specified Amount (WSA)
                                       Rider
                                       Waiver of Monthly Deductions (WMD)
                                       Rider
                                       Children's Life Insurance Rider
                                       Foreign Travel Exclusion Rider
                                       Estate Tax Repeal Benefit Rider
                                       Modified Surrender Value Rider
                                       Cash Surrender Value Endorsement
                                       Automatic Premium Payment Rider
                                       Additional Premium Rider
                                       Qualified Plan Rider
                                       Owner Designated Settlement Option
                                       Rider

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums, Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                                          NAR
BASE POLICY                                                  VALUATION MORTALITY TABLE(S)                TYPE*
----------------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy                2001 CSO M/F S/NS Ultimate ALB                            A
Hartford Leaders VUL Joint Legacy II             2001 CSO M/F S/NS Ultimate ANB                            A
Hartford Advanced Last Survivor UL               2001 CSO M/F S/NS Ultimate ALB                            B
Hartford Bicentennial UL Joint Freedom           2001 CSO M/F S/NS Ultimate ALB                            B
Hartford Bicentennial UL Joint Freedom II (a)    2001 CSO M/F S/NS Ultimate ANB                            B
Hartford Bicentennial UL Joint Freedom II (b)    2001 CSO M/F S/NS Ultimate ANB                            A

------------

*   NAR Type is described in Schedule B

RIDERS PROVIDING DEATH BENEFITS THAT   RIDERS THAT PROVIDE ADDITIONAL
ARE ELIGIBLE FOR REINSURANCE           BENEFITS BUT THAT ARE NOT ELIGIBLE
                                       FOR REINSURANCE:
Estate Protection Rider (NAR Type is   LS Exchange Option Rider
C)
                                       Policy Protection Rider
                                       Estate Tax Repeal Rider
                                       Foreign Travel Exclusion Rider
                                       Guar. Min. Accum. Benefit (GMAB)
                                       Rider
                                       Paid-Up Life Insurance Rider
                                       Owner Designated Settlement Option

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and Swiss Re
Amendment 4 -- Effective September 7, 2010

                                  AMENDMENT 5
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to clarify Section III.A.1 to indicate that the insured must satisfy only one of the requirements listed; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to correct Section III.A.6

WHEREAS, the Ceding Company and the Reinsurer wish to clarify the administrative implications of the Reinsurer's liability for riders or policy features that accelerate the death benefit; and

WHEREAS, the Ceding Company and the Reinsurer wish to outline how Reinsurance Premiums will be calculated in the event of a specific option's election under the Conversion Option Rider; and

WHEREAS, the Ceding Company and the Reinsurer wish to confirm the Reinsurer's liability for policy increases not subject to new underwriting; and

WHEREAS, the Ceding Company and the Reinsurer wish to reaffirm the basis for the minimum amount for a facultative reinsurance application; and

WHEREAS, the Ceding Company and the Reinsurer wish to correct drafting errors in Schedule F; and

WHEREAS, the Ceding Company and the Reinsurer wish to replace Exhibit VII to reflect updated definitions and references.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer agree as follows:

       1. The above recitals are true and accurate and are incorporated herein.

       2. Article III is hereby deleted in its entirety and replaced with the attached, revised Article III.

       3. Section IV.E is hereby deleted in its entirety and replaced with the following Section IV.E:

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

         E. The Reinsurer's liability for reinsurance on each risk will terminate when the Ceding Company's liability terminates, unless it terminates earlier as specified otherwise in this Agreement or later as a result of the full acceleration of the death benefit.

       4. Article X is hereby deleted in its entirety and replaced with the attached, revised Article X.

       5. Schedule B is hereby deleted in its entirety and replaced with the attached, revised Schedule B.

       6. Schedule F is hereby deleted in its entirety and replaced with the attached, revised Schedule F.

       7. Exhibit VII is hereby deleted in its entirety and replaced with the attached, revised Exhibit VII.

       8. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:    /s/ Jeremy Lane                 Attest: /s/ Kyle Bauer
       ------------------------------         ------------------------------
Name:  Jeremy Lane                     Name:  Kyle Bauer
Title: Vice President                  Title: Assistant Vice President
Date:  7/25/2011                       Date:  7/25/2011

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Paul Fischer                Attest: /s/ Michael J Roscoe
       ------------------------------         ------------------------------
Name:  Paul Fischer                    Name:  Michael J Roscoe
Title: Assistant Vice President &      Title: Senior Vice President &
       Actuary                                Actuary
Date:  8-3-2011                        Date:  8/5/2011

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

                                  ARTICLE III

                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to those Plans of Insurance and Riders set forth in Schedule A that also fall within a category of policies eligible for reinsurance under this Agreement as described in Schedule F. Such reinsurance shall be either on an automatic basis, subject to the requirements set forth in Section A below, on an automatic processing basis, subject to the requirements set forth in Section B below, or on a facultative basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

Once coverage is reinsured on a life under this Agreement, unless the Reinsurer consents, such consent not to be unreasonably withheld, the Ceding Company or its affiliate shall continue to retain its share of each risk on that life, as described in this Agreement and in any other life reinsurance agreement applicable to risk on that life. Any changes to the Ceding Company's retention, and any resulting effect on the Automatic Binding Limits, as specified in
Exhibit II, shall be made by amendment to this Agreement, in accordance with
Section I.B.

Each reinsured risk must be issued with a suicide and contestable period equal to the minimum of (a) two (2) years, (b) the maximum period allowed by applicable law, or (c) a period agreed to in writing by the Reinsurer.

A.  Automatic Reinsurance

For each risk under the policies that meets the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the risk as indicated in Schedule B ("Automatic Pool"). The requirements for Automatic Reinsurance are as follows:

1. Each life, at the time of application, must satisfy one of the following requirements:

     a. have been a legal resident of the United States or Canada for at least six months; or

     b. be a citizen of the United States or Canada; or

     c. qualify for the Foreign National Underwriting Program as specified in Schedule C.

2. Each risk must be underwritten according to the Ceding Company's Standard Underwriting Practices and Guidelines or one of the special underwriting programs. The Ceding Company's Standard Underwriting Practices and Guidelines as of the Effective Date are described in Schedule E, and the Ceding Company's special underwriting programs as of the Effective Date are described in Schedule C or Schedule D. Changes to such documents will be handled in accordance with
Section XXII.L.

If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

       a. Reinsure the risk automatically under this Agreement with the Reinsurance Premium based on the True Assessed Risk Class; or

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

       b. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

       c. Decide not to reinsure the risk under this Agreement.

For purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class assessed by the Ceding Company prior to any adjustments made as a result of the Ceding Company's Enhanced Standard or similar special underwriting program.

3. For any risk that is not an Excess Risk, if the Ceding Company submitted any risk on a life of a proposed insured facultatively to the Reinsurer during the last three (3) years:

       a. for reinsurance capacity, then the Ceding Company shall confirm the Reinsurer's available capacity for such risk. Upon receipt of the request, the Reinsurer shall advise the Ceding Company of its available capacity for the life on the same or next following business day. After the Reinsurer has advised the Ceding Company of its available capacity, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may cede to the Reinsurer no more than such amount on an automatic basis; or

       b. for reasons other than reinsurance capacity, and the Reinsurer's assessment of the risk so submitted was:

         (1) the same as, or more favorable than, the Ceding Company's assessment at that time, then, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may cede the risk under this Agreement on an automatic basis at its True Assessed Risk Class; or

         (2) less favorable than the Ceding Company's assessment at that time, then, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company may provisionally cede the risk under this Agreement on an automatic basis at its True Assessed Risk Class, provided the Ceding Company then submits the risk to the Reinsurer for review in accordance with Section V.E;

otherwise, provided all the other requirements for Automatic Reinsurance under this Agreement are met, the Ceding Company shall cede the risk under this Agreement on an automatic basis.

For any risk that is an Excess Risk, if any risk on the life of a proposed insured was previously submitted by the Ceding Company on a facultative basis to the Reinsurer or to any other reinsurer, at least three (3) years must have elapsed since that previous risk was submitted facultatively, unless the original reason for submitting facultatively no longer applies.

4. The maximum issue age for each life is 85. For Last Survivor policies, the minimum issue age is 18, for all other policies, the minimum age is 0.

5. The mortality rating on each life does not exceed Table P. However, for Last Survivor policies, one life may be uninsurable if the other life does not exceed Table F.

6. For any Excess Risk, the total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Binding Limit for that life shown in Exhibit II.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

7. For any Excess Risk, the total amount of insurance on each life, in force and applied for in all companies does not exceed the Jumbo Limits as set forth in Exhibit II. For any such life, the total amount of insurance in force includes any amount(s) to be replaced. For the Ceding Company's in-force and applied-for policies on such life, this total amount of insurance includes all scheduled increases in amount of insurance on such policies.

Any amounts of insurance being replaced by the Ceding Company may be deducted from this total amount of insurance only under the following conditions:

       a. Existing permanent insurance is being replaced by the Ceding Company, with or without a Section 1035 exchange, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       b. Existing term insurance is being replaced by the Ceding Company, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       c. An internal replacement is being made, where the Ceding Company is replacing an in-force policy with a new policy of equal or greater death benefit.

When the total amount of insurance to be compared with the applicable Jumbo Limit is reduced due to the above conditions, the Ceding Company assumes full responsibility to effect the cancellation of coverage under the replaced policy concurrently with the commencement of coverage under the new policy. The Reinsurer will have no liability for reinsurance coverage on the new policy while both coverages are in effect and shall refund to the Ceding Company all related Reinsurance Premiums for the new policy. However, if reinsurance on the new policy is declined for this reason and the cancellation of coverage under the replaced policy is later effected during the lifetime of the insured, then, upon receipt of the Ceding Company's written notice to this effect, the Reinsurer will again become liable for reinsurance coverage on the new policy as of the effective date of cancellation of coverage under the replaced policy, and Reinsurance Premiums for the new policy will again be payable from that effective date of cancellation.

8. The Ceding Company, or its affiliates, accepts its full retention on each life, as described in this Agreement, taking into account concurrently issued amounts and all other inforce policies with the Ceding Company, applicable to risk on that life.

9. To the best of the Ceding Company's knowledge, the policy is not a stranger-owned life insurance policy (STOLI) or purchased as part of a premium financing program, except for those programs specified in Schedule E or approved in writing by the Reinsurer.

10. If all the other requirements for Automatic Reinsurance are met and the life is a player or coach on a team in the National Hockey League, the National Football League, the National Basketball Association or Major League Baseball, and:

       a. The risk is not an Excess Risk, then the Ceding Company shall notify the Reinsurer of this fact at the time of issue of the risk; or

       b. The risk is an Excess Risk, then, prior to ceding the risk automatically under this Agreement, the Ceding Company must confirm the Reinsurer's available capacity for

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Amendment #5 -- Effective 10/1/2008
          that risk. The Ceding Company, by telephone call or electronic mail, shall: (i) notify the Reinsurer's Chief Underwriter, or designee, of the life's name, date of birth, sport and team affiliation, the total life insurance in force and to be placed on the life, and the amount of new reinsurance coverage required from the Reinsurer; and (ii) confirm that an application for insurance on the life has been completed. The Reinsurer shall endeavor to inform the Ceding Company of its available capacity for the risk within two business days after such notification and confirmation. After the Reinsurer has advised the Ceding Company of the amount of its available capacity, the Ceding Company may then cede to the Reinsurer no more than that amount on an automatic basis under this Agreement.

11.  The policy is not an Annual Renewable Term policy.

B.  Automatic Processing

If the requirements for Automatic Reinsurance are met for a life except for the requirement stated above in Section A.6, but the total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Processing Limit for that life shown in Exhibit II, then the Ceding Company may submit to the Lead Reinsurer (designated in Schedule B) all information relating to the insurability of that life. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Lead Reinsurer shall review the submitted information to determine if the life should be reinsured by the Automatic Pool and, if so, on what basis. The Lead Reinsurer shall endeavor to provide the Ceding Company with a response within 72 hours of receipt of such information. Approval by the Lead Reinsurer shall be binding on all other current Automatic Pool reinsurers. This process shall be known as Automatic Processing and shall be subject to Exhibit II.

Hereinafter, all references to Automatic Reinsurance, coverage automatically reinsured, and the Automatic Pool will include coverage reinsured through Automatic Processing.

C.  Facultative Reinsurance

If the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are met but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, then the Ceding Company shall submit to the Reinsurer sufficient evidence agreed upon between the Ceding Company and the Reinsurer, relating to the insurability of each life submitted for Facultative Reinsurance. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Reinsurer shall promptly notify the Ceding Company of its declination to offer, its underwriting offer subject to additional requirements, or its final underwriting offer. The final underwriting offer will automatically expire upon the earliest of: (1) the date the policy application is withdrawn; (2) the expiration date specified in the final offer; (3) the date one hundred twenty
(120) days after the date of the final offer; and (4) the date a final offer is accepted and coverage is placed.

Once the Ceding Company has notified the Reinsurer in writing of its acceptance of the Reinsurer's final underwriting offer, then Facultative Reinsurance for the risk under this Agreement will become effective as described below in
Section IV.B.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

                                   ARTICLE X

              POLICY CONVERSIONS, OTHER CHANGES, AND TERMINATIONS

A.  Conversions

A conversion is a policyholder's exercise of a contractual right to replace in-force coverage with a new permanent policy without evidence of insurability. Conversions from a policy reinsured under this Agreement will continue to be reinsured under this Agreement as follows:

1. The converted coverage under the new policy will be reinsured with the Reinsurer in the same proportion as was determined for the in-force coverage converted; and

2. Reinsurance Premiums for such converted coverage shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

If the new policy was converted under the Conversion Option Rider from either
(a) two single life policies reinsured under this Agreement; or (b) one single life policy reinsured under this Agreement and one newly underwritten life, to a last survivor policy, Reinsurance Premiums for both lives shall be calculated on a point-in-scale basis. The Reinsurance Premiums for both lives shall be calculated using the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk and table of YRT Reinsurance Rate Factors applicable to the earliest original coverage in accordance with the procedures set out in Exhibit I.

Conversions from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

B.  Increases and Decreases in Policy Face Amount

1.  If the face amount of a policy reinsured under this Agreement increases and:

       a.   The increase is subject to full underwriting, then the provisions of
            Article III shall apply to the increase in reinsurance and Reinsurance Premiums for the increase shall be based on new-business rates.

Notwithstanding the foregoing, after termination of this Agreement for new business, any increases subject to full underwriting must be submitted to the Reinsurer on a facultative obligatory basis, if, the increase in face amount is in excess of one million dollars ($1 million); or

       b. The increase is not subject to full underwriting, the Reinsurer will accept the increase, provided that:

         (1) If the policy was ceded automatically, the Ceding Company underwrote the full face amount (including all scheduled increases) in accordance with the terms of this Agreement (whether through Automatic Reinsurance or Automatic Processing); or

         (2) If the policy was ceded facultatively, the Ceding Company received approval from the Reinsurer for the full face amount (including all scheduled increases) at the time of facultative application.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

               Reinsurance Premiums for increases not subject to full underwriting shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

For increases in accordance with B.1.b (1), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined for the increase at the time the increase goes into effect, in accordance with Schedule B. For increases in accordance with B.1.b (2), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined by mutual agreement of the Parties.

2.  If the face amount of a policy reinsured under this Agreement decreases and:

       a. If the face amount of a policy that was previously increased is subsequently decreased, the decrease will be applied first to the increase with the latest effective date, and then to the increase with the next earlier effective date, and so forth as necessary, until applying any remaining decrease to the initial face amount of the policy.

       b. The Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined at the time the decrease goes into effect, as follows:

         (1) For decreases under policies ceded automatically, in accordance with Schedule B; or

         (2) For decreases under policies ceded facultatively, the amount of the risk reinsured to the Reinsurer shall be reduced proportionately.

C.  Policy Exchanges and Other Changes

A policy exchange is a new policy replacing an existing policy where the new policy is not fully underwritten. Reinsurance Premiums for exchanges from one single life policy reinsured under this Agreement to a different single life policy will be calculated on a point-in-scale basis using Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit III. Likewise, Reinsurance Premiums for exchanges from one last survivor policy reinsured under this Agreement to a different last survivor policy will be calculated on a point-in-scale basis using Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit III. Reinsurance Premiums for exchanges from a last survivor policy reinsured under this Agreement with the Last Survivor Exchange Option Rider or Twenty-Four (24) Month Exchange Rider to two single life policies will be calculated at the applicable single life point-in-scale Annual Rates per $1,000 of Reinsured Net Amount at Risk, as set forth in Exhibit
III. For each new policy after the exchange, the insurance will continue to be reinsured by the Reinsurer in the same proportions as set at issue of the original coverage.

If there is a contractual change in a policy reinsured under this Agreement that is not subject to full underwriting, other than the changes described above in Sections A and B, the insurance shall continue to be reinsured with the Reinsurer in the same proportions as the original coverage and Reinsurance Premiums for contractual changes shall be calculated on a point-in-scale basis, utilizing the Annual Rates per $1,000 of Reinsured Net Amount at Risk as set forth in Exhibit III.

The Ceding Company shall notify the Reinsurer of any such changes in policies reinsured under this Agreement in its monthly reinsurance reports.

Exchanges made from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

D.  Policy Terminations and Lapses

If a policy reinsured under this Agreement terminates, the reinsurance for the risk will terminate as of the effective date of policy termination. For a policy terminated due to the expiry of any grace period for an unpaid amount, the effective date of termination for such policy will be the date such unpaid amount was first due.

Notwithstanding the foregoing, if a policy is deemed to have terminated as a result of full acceleration of the death benefit, the corresponding reinsurance on the policy will continue as specified in Section IV.E.

If a policy reinsured under this Agreement lapses to extended term insurance under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsurance until the expiry of the extended term period.

If a policy reinsured under this Agreement lapses to reduced paid-up insurance under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Section B.2 of this Article.

If the Ceding Company allows a policy reinsured under this Agreement to remain in force under its automatic premium loan provisions, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such provisions remain in effect, except as otherwise provided in this Agreement.

E.  Reduction in Retained Coverage on a Life

If any portion of the aggregate amount of insurance retained by the Ceding Company or its affiliates on an individual life reduces or terminates, the Ceding Company or its affiliates will recalculate its retention on any remaining risk(s) in force on that life. The Ceding Company or its affiliates will not be required to retain an amount in excess of its retention limit for the age, mortality rating, and risk classification based on the applicable retention limit that was in effect at the time of issue for any risk. Unless provided for otherwise in the applicable reinsurance agreements, the Ceding Company or its affiliates will first recalculate the retention on the risk(s) having the same mortality rating as the terminated risk(s). Order of recalculation will secondarily be determined by effective date of the risk, oldest first.

F.  Multiple Reinsurers

If reinsurance of a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk unless specified otherwise in Schedule B or agreed upon by the Reinsurer.

G.  Mortality Rating Changes

On Facultative Reinsurance, if the Ceding Company wishes to reduce the mortality rating or otherwise improve the risk class, such change will be subject to the Reinsurer's approval. On Automatic Reinsurance, the Reinsurer will accept this change if the change qualifies under the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

H.  Rescission of Policy Coverage Prior to Death Claim

1. If a misrepresentation, misstatement, or omission on an application results in the Ceding Company's rescission of coverage, the Reinsurer shall refund to the Ceding Company any Reinsurance Premiums it received on that coverage. This refund shall be in lieu of any and all other reinsurance benefits payable on that coverage under this Agreement.

2. The Ceding Company shall promptly notify the Reinsurer in the event a rescission is challenged by legal action. The Ceding Company shall also furnish all information material to such action.

Recognizing the urgent nature of these communications, within ten (10) business days of receipt of such information, the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the legal and investigation expenses associated with the defense of the rescission. The Reinsurer may extend the ten-day period by two (2) additional business days by written notice to the Ceding Company, if such notice is provided by the end of the initial ten-day period. If the Reinsurer does not respond to the Ceding Company within the timeframe above, the Reinsurer will be deemed to have elected to participate in the legal and investigation expenses associated with the defense of the rescission.

3. If a rescission of policy coverage is reversed and the policy coverage is restored to in-force status, any related reinsurance coverage under this Agreement shall also be restored upon the Ceding Company's payment to the Reinsurer of all applicable Reinsurance Premiums.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL):  As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL):  As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR):  As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET):  As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT):  As shown in Exhibit II.

NAR TYPE for the Plan of insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE*

TOTAL NET AMOUNT AT RISK (TOTNAR) =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

     Working Reserve = (i) x (ii)/(iii), and

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Between HLIC and Swiss Re
Amendment #5 -- Effective 10/1/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

       * In cases where the current Working Reserve is not available, the Ceding Company may estimate such amount using either the most recent Working Reserve or the Account Value.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE* (CONTINUED)

For NAR TYPE C, Death Benefit.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

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Between HLIC and Swiss Re
Amendment 5 -- Effective 10/1/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

MINIMUM REINSURANCE APPLICATION:                        AUTOMATIC:
                                                        FACULTATIVE:

LEAD REINSURER:  Swiss Re Life & Health America Inc.

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Between HLIC and Swiss Re
Amendment 5 -- Effective 10/1/2008

                                   SCHEDULE F
             POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

The following categories of policies are eligible for reinsurance under this
Agreement:

CATEGORY #                                             CATEGORY DESCRIPTION
------------------------------------------------------------------------------------------------------------------
1               Policies issued on or after March 1, 2009
2               Policies issued from the Effective Date of this Agreement through February 28, 2009 that were eligible for automatic reinsurance under one of the following Ceding Company reinsurance pools:
                i.  Single Life Excess Pool effective November 1, 2002
                ii.  Advanced UL Pool effective September 1, 2004;
                iii.  Last Survivor Excess Pool effective January 1, 2002; and
                iv.  Advanced Last Survivor UL Pool effective January 1, 2005, but that were fully retained by the Ceding Company at the time of processing (see Note below).
                Notwithstanding the foregoing, fully retained policies issued during this period in which the insured has a subsequent policy that is partially or fully ceded to another pool (including the
                Hartford Term Pool effective April 10, 2006) will not be eligible for reinsurance under this
                Agreement:

NOTE:

The Ceding Company completed the processing of Category 2 business in July 2009. At the time of processing, the Ceding Company paid the Reinsurer Reinsurance Premiums for all policies in Category 2 back to each policy's effective date.

Allocated Retention Pool -- Effective 10/1/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/1/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                              REPORT                         ACCOUNTING PERIOD             DUE DATE
---------------------------------------------------------------------------------------------------------------
1.      New Business*                                             Monthly       30th day after month end
        (New issues only -- first time policy reported to
        the Reinsurer)
2.      Renewal Business*                                         Monthly       30th day after month end
        (Policies with renewal dates within the Accounting
        Period)
3.      Changes & Terminations*                                   Monthly       30th day after month end
        (includes conversions, replacements reinstatements,
        increases, decreases, recaptures, lapses, claims,
        etc.)
4.      Inforce List                                              Monthly       30th day after month end
        (Listing of each policy in force)
5.      Statutory Reserves                                       Quarterly      30th day after quarter end
6.      Policy Exhibit                                            Monthly       30th day after month end

------------

* Policy record details for new business, renewal business, and changes and terminations (Reports 1, 2, and 3 above) may be reported as separate reports or combined into one report, provided the required data elements continue to be satisfied.

REPORTING SYSTEM:

The system used by the Ceding Company to administer its reinsurance is: TAI.

NOTE:

Certain policy transactions, such as increases, are coded in the policy administration system as riders, although they do not correspond to filed rider forms.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

MINIMUM DATA REQUIREMENTS

                          INFORCE AND TRANSACTION FILE

Company                Identifies the Ceding Company
Policy                 Policy number which is part of the policy key
Coverage/rider         Coverage number which is part of the policy key. This number is used to identify specific policy coverage.
Cession ID             This field contains the number assigned to this cession by the Reinsurer
Transaction Sequence   This field indicates the transaction record(s) created during the month.
Line of Business       This field indicates the line of business the policy falls under.
Reinsurance Company    Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company      Identifies the company used for reporting purposes. Will be the same as the Reinsurance
                       Company.
Transaction Type       Identifies the type of transaction being reported on the Transaction extract.
Transaction Count      This field is used on the Transaction extract to identify the addition or termination of a cession.
Reinsurance From Date  This field contains the beginning date of the period covered by this record. The premiums on the Transaction record cover the period beginning with the From Date through the To
                       Date.
Reinsurance To Date    This field contains the end date of the period covered by a record.
Date Reported          On the Transaction extract, this is the month the transaction was reported.
Mode                   Identifies the mode of reinsurance premium payment.
Policy Duration        The duration at issue is 01.
Reinsurance Duration   Contains the reinsurance duration. It may differ from the policy duration if the cession is a continuation.
Cession Number         Hartford does not currently use. Defaults to spaces.
Policy Date            This field contains the effective date of the policy.
Reinsurance Date       This field contains the effective date of the reinsurance. For most cessions it is the same as the Policy Date. For continuations, it contains the effective date of the original coverage.
Issue State            This field contains a two-letter abbreviation of the state or province of issue. Used to determine unisex rates.
Resident State         This field contains a two-letter abbreviation of the state or province of issue. Used to compute premium tax reimbursement if applicable.
Joint Type             Identifies Joint business type

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Joint Age              Used for joint coverages using a joint equivalent age for rate searches.
Auto/Fac Indicator     Indicates whether the policy is ceded on an Automatic or Facultative basis.
Death Benefit Option   This field contains the option chosen by the insured for death proceeds payment.
Participation code     This field indicates whether the business is Non Participating (N) or Participating (P).
Issue Type             Identifies how a cession was issued. (New business or Continuation)
Underwriting Method    Identifies the type of underwriting used to issue the coverage.
Treaty Number          This field contains the TAI system treaty number
Reinsurance Type       This field is a one-character code that identifies the type of reinsurance. (Y = YRT, C =
                       Coinsurance & M = Modco.)
Plan                   This field contains the coverage plan code.
Product code           This field contains the product type code.
Product code 1         For Joint Life policies, this field contains the product type code for Insured 1.
Product code 2         For Joint Life policies, this field contains the product type code for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Currency Code          This field identifies the currency. (USD or CND if applicable)
Last Name -- 1         This field contains the insured's last name. For Joint Life policies, this field contains the last name for Insured 1. (Maximum of 20 characters)
First Name -- 1        This field contains the insured's first name. For Joint Life policies, this field contains the first name for Insured 1. (Maximum of 15 characters)
Middle Initial -- 1    This field contains the insured's middle initial. For Joint Life policies, this field contains the middle initial for Insured 1. (1 character)
Client ID -- 1         This field contains the unique client ID for an insured used to connect lives when calculating retention on a life. For Joint Life policies, this field indicates the client
                       ID for Insured 1. (Maximum of 20 characters)
Insured Status -- 1    This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 1.
DOB -- 1               This field contains the insured's date of birth. For Joint Life policies, this field contains the date of birth for Insured 1.
Sex -- 1               This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 1.
Pricing Sex -- 1       This field contains the sex used to compute premiums and allowances. For Joint Life policies, this field contains the pricing sex of Insured 1.
Age -- 1               This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 1.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Class -- 1             This field contains the company's rating of standard or preferred and the smoker class.
                       For Joint Life policies, this field contains the class for Insured 1.
Mortality -- 1         This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 1.
Mortality Duration --  This field contains the duration of the insured's mortality rating. For Joint Life
1                      policies, this field contains the duration of the mortality rating for Insured 1.
Temp Flat -- 1         This field contains the temporary flat extra per 1000. For Joint Life policies, this field contains the temporary flat extra per 1000 for Insured 1.
Temp Duration -- 1     This field contains the number of years that the temporary flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 1.
Perm Flat -- 1         This field contains the permanent flat extra per 1000. For Joint Life policies, this field contains the permanent flat extra per 1000 for Insured 1.
Perm Duration -- 1     This field contains the number of years that the permanent flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 1.
Last Name -- 2         This field contains the insured's last name. For Joint Life policies, this field contains the last name for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (Maximum of 20 characters)
First Name -- 2        This field contains the insured's first name. For Joint Life policies, this field contains the first name for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (Maximum of 15 characters)
Middle Initial -- 2    This field contains the insured's middle initial. For Joint Life policies, this field contains the middle initial for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (1 character)
Client ID -- 2         This field contains the unique client ID for an insured used to connect lives when calculating retention on a life. For Joint Life policies, this field indicates the client
                       ID for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (Maximum of 20 characters)
Insured Status -- 2    This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
DOB -- 2               This field contains the insured's date of birth. For Joint Life policies, this field contains the date of birth for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Sex -- 2               This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 2. (If this is not a Joint Life policy, this field will be blank.)

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Pricing Sex -- 2       This field contains the sex used to compute premiums and allowances. For Joint Life policies, this field contains the pricing sex of Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Age -- 2               This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Class -- 2             This field contains the company's rating of standard or preferred and the smoker class.
                       For Joint Life policies, this field contains the class for Insured 2. (If this is not a
                       Joint Life policy, this field will be blank.)
Mortality -- 2         This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 2. (if this is not a Joint Life policy, this field will be blank.)
Mortality Duration --  This field contains the duration of the insured's mortality rating. For Joint Life
2                      policies, this field contains the duration of the mortality rating for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Temp Flat -- 2         This field contains the temporary flat extra per 1000. For Joint Life policies, this field contains the temporary flat extra per 1000 for Insured 2. (If this is not a Joint
                       Life policy, this field will be blank.)
Temp Duration -- 2     This field contains the number of years that the temporary flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Perm Flat -- 2         This field contains the permanent flat extra per 1000. For Joint Life policies, this field contains the permanent flat extra per 1000 for Insured 2. (If this is not a Joint
                       Life policy, this field will be blank.)
Perm Duration -- 2     This field contains the number of years that the permanent flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Policy Face Amount     Indicates the face amount of the total policy.
Retained Amount        This field contains the amount retained on this policy coverage, not on the life.
Ceded Amount           This field contains the policy amount ceded to a specific reinsurer.
Net Amount at Risk     This field contains the reinsured net amount at risk (NAR) for a specific reinsurer.
Benefit Mortality      ADB or Waiver mortality.
Premium                This field contains the reinsurance premium.
Allowance              This field contains the reinsurance allowance.
Flat extra type        This field indicates whether there is a temporary flat extra (T) or a permanent flat extra (P) being charged.
Premium Tax            If premium tax is reimbursed, this field contains the tax amount.
Cash Value             If applicable, this field is used to recover coinsured cash values from the Reinsurer.
Benefit                If applicable, this field is used to recover benefits from the Reinsurer.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Dividend                            If applicable, this field contains the reinsurer's share of the direct dividend.
Policy Fee                          This field contains the reinsurance policy fee.
Continuation Original Company       This field indicates the ceding company on the original policy. (Used for conversions only.)
Continuation Original Policy        This field indicates the policy number for the original policy. (Used for conversions only.)
Continuation Original               This field indicates the coverage/rider for the original policy. (Used for
Coverage/Rider                      conversions only.)
Message                             An informational message may be manually added to a policy by the Ceding
                                    Company.
Image switch                        Hartford does not currently use. Defaults to spaces.
Policy Fee Allowance                This field contains the reinsurance policy fee allowance.
Location Code                       Hartford does not currently use. Defaults to spaces.
Treaty Reference Number             Upon request, this field contains the Reinsurer's treaty number.
Claim                               Hartford does not currently use. Defaults to spaces.
Policy Status                       This field identifies the status of the cession.
Policy Master Smoker -- 1           Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master smoker class for Insured 1.
Policy Master Smoker -- 2           Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master smoker class for Insured 2. (If this is not a
                                    Joint Life policy, this field will be blank.)
Policy Effective Date               This field contains the issue date of the policy.
Policy Application Date             This field indicates the date the insured signed the application.
NAR Type                            This field indicates the method used in determining the Total Net Amount at
                                    Risk (as defined in Schedule B).

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                              POLICY EXHIBIT FILE*

Company                 Identifies the Ceding Company.
Policy                  Policy number which is part of the policy key.
Coverage/rider          Coverage number which is part of the policy key. This number is used to identify a specific policy coverage.
Cession ID              This field contains the number assigned to this cession by the Reinsurer.
Line of Business        This field indicates the line of business the policy falls under.
Report Date             This is the month the transaction was reported.
Reinsurance Company     Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company       Identifies the company used for reporting purposes. Will be the same as the Reinsurance
                        Company.
Treaty Number           This field contains the TAI system treaty number.
Transaction Type        Identifies the type of transaction being reported on the Transaction extract.
Policy Count            Each New Business, Continuation & Reinstatement will be assigned a count of 1,
                        Terminations will be assigned -1 and Renewals/NAR changes will be assigned 0.
Base Ceded Amount       This field contains the policy base amount ceded.
ADB ceded Amount        This field contains the policy ADB amount ceded.
Waiver Ceded Amount     This field contains the policy waiver amount ceded.
Net Amount at Risk      The reinsured net amount at risk (NAR).
Plan                    This field contains the coverage plan code.
Auto/Fac Indicator      Indicates whether the policy is ceded on an Automatic or Facultative basis.
Reinsurance Type        This field is a one-character code that identifies the type of reinsurance. (Y = YRT, C =
                        Coinsurance & M = Modco.)
Currency Code           This field identifies the currency. (USD or CND if applicable)

------------

* The Policy Exhibit will include a summary of reinsurance movement for a given period categorized by transactions type. This summary provides the Cession Count, Ceded Amount and Net Amount at Risk at the beginning of the reporting period, a summary of the transactions occurring during the report period as well as what is in force as of the ending of the report period.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                                  RESERVE FILE

Company               Identifies the Ceding Company
Policy                Policy number which is part of the policy key
Coverage/rider        Coverage number which is part of the policy key. This number is used to identify a specific policy coverage.
Cession ID            This field contains the number assigned to this cession by the Reinsurer
Benefit Type          This field is the reserve type. 1 = Life, 2 = ADB, 3 = Waiver, 4 = Flat Extras, 5 =
                      Substandard
Calc Method           Hartford's TAI Valuation Method 1 = Frasier Reseive + 1/2 cx, E = Coinsurance Reserve, H =
                      Half Premium, L = Factor FLX1, X = 1/2 cx
Reinsurance Company   Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company     Identifies the company used for reporting purposes. Will be the same as the Reinsurance
                      Company.
Line of Business      This field indicates the line of business the policy falls under. (L = Life)
Treaty Number         This field contains the TAI system treaty number
Plan                  This field contains the coverage plan code.
Auto/Fac Indicator    Indicates whether the policy is ceded on an Automatic or Facultative basis.
Product code          This field contains the product type code.
Joint Type            Identifies Joint business Type
Joint Method Switch   Identifies TAI Frasier method calculation
Mode                  Identifies the mode of reinsurance premium payment.
Cession Status        This field identifies the status of the cession.
Reinsurance Type      This field is a one-character code that identifies the type of reinsurance.
Duration              Contains the reinsurance duration. It may differ from the policy duration if the cession is a continuation.
Participation code    This field indicates whether the business is Non participating (N) or Participating (P).
Issue Date            This field contains the effective date of the policy.
Reinsurance To Date   This field contains the end date of the period covered by a record.
Policy Face Amount    Indicates the face amount of the total policy.
Ceded Amount          This field contains the policy amount ceded to a specific reinsurer
Net Amount at Risk    This field contains the reinsured net amount at risk (NAR) for a specific reinsurer.
Premium               This field contains the reinsurance premium.
Reserve Percent       Value appears on Coinsurance business only
Cession Count         Cession count only appears under Life (Base), not benefits.
Age Basis             Nearest/Closest (C), Last (L), Next (N)
Insured Status -- 1   This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 1.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Age -- 1                This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 1.
Class -- 1              This field contains the company's rating of standard or preferred and the smoker class.
                        For Joint Life policies, this field contains the class for Insured 1.
Sex -- 1                This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 1.
Mortality -- 1          This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 1.
Insured Status -- 2     This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Age -- 2                This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Class -- 2              This field contains the company's rating of standard or preferred and the smoker class.
                        For Joint Life policies, this field contains the class for Insured 2. (If this is not a
                        Joint Life policy, this field will be blank.)
Sex -- 2                This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Mortality -- 2          This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Reserve                 Statutory or Tax Reserve for each coverage.
Reserve Interest Rate   This field identifies the Interest Rate used when calculating reserves.
Reserve Factor          Applicable Mortality Basis YRT Factor
Factor Pointer          TAI specific field to identify applicable mortality table used when calculating reserves.
Attained Age            TAI specific field. Default is 1
Setback                 TAI specific field. Default is zero
Class Switch            TAI specific field. Valuation Class (D = Distinct)
Curtate Switch          This field indicates whether reserves are on a curtate or continuous basis.
Caption                 Hartford's TAI Valuation Method
Error Code              Informational field used by Hartford -- Usually Blank
Reserve Class 1         This field contains insured's smoker class. For Joint Life policies, this field contains the class for Insured 1.
Reserve Class 2         This field contains insured's smoker class. For Joint Life policies, this field contains the class for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Currency Code           This field identifies the currency. (USD or CND if applicable)
Valuation Interest      TAI assigned field that is used to read applicable interest rates when calculating 1/2 cx
Pointer                 reserves.
NAR Type                This field indicates the method used in determining the Total Net Amount at Risk (as defined in Schedule B).

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 5 -- Effective 10/01/2008

                                  AMENDMENT 6
                          EFFECTIVE SEPTEMBER 1, 2010

                                     TO THE

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to confirm the Reinsurer's coverage for policies issued under the Issue First policy issuance program.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2.  Article III is hereby amended to include the following paragraph following
Section III.A.:

[Redacted]

Notwithstanding the above, all policies issued under the Issue First program shall be deemed automatically reinsured. Issue First is a policy issuance program administered by the Ceding Company, under which a policy can be issued before the underwriting process has been completed.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 6 - Effective 09/01/2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:      /s/ Jeremy Lane                 Attest:  /s/ Kyle Bauer
         ------------------------------           ------------------------------
Name:    Jeremy Lane                     Name:    Kyle Bauer
Title:   Vice President                  Title:   Assistant Vice President
Date:    September 12, 2011              Date:    September 12, 2011

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Paul Fischer                Attest:  /s/ Michael Roscoe
         ------------------------------           ------------------------------
Name:    Paul Fischer, FSA, MAAA         Name:    Michael Roscoe, FSA, MAAA
Title:   Asst. Vice President and        Title:   Senior Vice President
         Actuary Individual Life                  Individual Life Product
         Product Management                       Management
Date:    9/28/2011                       Date:    9/28/2011

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 6 -- Effective 09/01/2010

                                  AMENDMENT 7
                           EFFECTIVE OCTOBER 3, 2011

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect that the following Products and Riders were added to the Agreement as of the Effective Date shown for each on Schedule A:

-   Hartford Founders Plus UL

-   Hartford Founders Plus UL Extended Value Option

-   DisabilityAccess Rider

-   LongevityAccess Rider

-   LifeAccess Care Rider

-   Joint LifeAccess Rider, and

WHEREAS, the Ceding Company and the Reinsurer wish to revise Schedule A to include the effective date on which each Base Policy and Rider was added to the Agreement and to amend the description of certain Riders with such descriptions being effective from the Effective Date shown for each on Schedule A.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 7 -- Effective 10/03/2011

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:    /s/ [ILLEGIBLE]                 Attest: /s/ [ILLEGIBLE]
       ------------------------------         ------------------------------
Name:  [ILLEGIBLE]                     Name:  [ILLEGIBLE]
Title: Vice President                  Title: Assistant Vice President
Date:  10/6/2011                       Date:  10/6/2011

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Paul Fischer                Attest: /s/ Michael Roscoe
       ------------------------------         ------------------------------
Name:  Paul Fischer, FSA, MAAA         Name:  Michael Roscoe, FSA, MAAA
Title: Asst. Vice President and        Title: Senior Vice President
       Actuary Individual Life                Individual Life Product
       Product Management                     Management
Date:  10/24/2011                      Date:  10/24/2011

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 7 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                       NAR         EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)        TYPE*         DATE**
---------------------------------------------------------------------------------------------------------------
Stag UL                                        1980 CSO M/F S/NS Ultimate ALB           A         10/01/2008
Hartford Bicentennial UL Founders              2001 CSO M/F S/NS Ultimate ANB           A         10/01/2008
Hartford UL CV                                 1980 CSO M/F S/NS Ultimate ALB           A         10/01/2008
Stag Wall Street VUL                           1980 CSO M/F S/NS Ultimate ALB           A         10/01/2008
Stag Protector II VUL                          1980 CSO M/F S/NS Ultimate ALB           A         10/01/2008
Hartford Leaders VUL Legacy                    2001 CSO M/F Composite Ultimate ANB      A         10/01/2008
Stag Accumulator II VUL                        1980 CSO M/F Unismoke Ultimate ALB       A         10/01/2008
Hartford Leaders VUL Liberty (a)               1980 CSO M/F Unismoke Ultimate ANB       A         10/01/2008
Hartford Leaders VUL Liberty (b)               2001 CSO M/F Composite Ultimate ANB      A         10/01/2008
Life Solutions II UL (a)                       1980 CSO M/F S/NS Ultimate ALB           A         10/01/2008
Life Solutions II UL (b)                       2001 CSO M/F S/NS Ultimate ALB           A         10/01/2008
Hartford Advanced Universal Life               2001 CSO M/F S/NS Ultimate ALB           B         10/01/2008
Hartford Bicentennial UL Freedom (a)           2001 CSO M/F S/NS Ultimate ANB           B         10/01/2008
Hartford Bicentennial UL Freedom (b)           2001 CSO M/F S/NS Ultimate ANB           A         07/01/2010
Hartford Quantum II VUL (a)                    2001 CSO M/F S/NS Ultimate ALB           A         10/01/2008
Hartford Quantum II VUL (b)                    2001 CSO M/F S/NS Ultimate ANB           A         10/01/2008
Hartford ExtraOrdinary Whole Life (a)          2001 CSO M/F S/NS Ultimate ALB           A         10/01/2008
Hartford ExtraOrdinary Whole Life (b)          2001 CSO M/F S/NS Ultimate ANB           A         10/01/2008
Hartford Bicentennial UL Founders II           2001 CSO M/F S/NS Ultimate ANB           A         03/05/2010
Hartford Bicentennial UL Founders II
Extended Value Option                          2001 CSO M/F S/NS Ultimate ANB           A         03/05/2010
Annually Renewable Term (ART)                  2001 CSO M/F S/NS Ultimate ANB           C         10/01/2008
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB           A         09/07/2010
Hartford Frontier Indexed Universal Life
 Extended Value Option                         2001 CSO M/F S/NS Ultimate ANB           A         09/07/2010
Hartford Founders Plus UL                      2001 CSO M/F S/NS Ultimate ANB           A         10/03/2011
Hartford Founders Plus UL
 Extended Value Option                         2001 CSO M/F S/NS Ultimate ANB           A         10/03/2011

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                          EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                          DATE**
------------------------------------------------------------------------
Primary Term Insured Rider                          10/01/2008
Other Covered insured Term Life Rider               10/01/2008
Cost of Living Adjustment (COLA) Rider              10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

                                                                                        EFFECTIVE
RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE         DATE**
-------------------------------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                                               10/01/2008

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 7 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                     EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED)         DATE**
---------------------------------------------------------------------------
Accelerated Benefit Rider (ABR)                                  10/01/2008
LifeAccess Accelerated Benefit Rider (LAABR)                     10/01/2008
Policy Continuation Rider                                        10/01/2008
Policy Protection Rider (PPR)                                    10/01/2008
Enhanced No Lapse Guarantee Rider                                10/01/2008
Lifetime No Lapse Guarantee Rider                                10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider             10/01/2008
Paid-Up Life Insurance Rider                                     10/01/2008
Conversion Option Rider                                          10/01/2008
Overloan Protection Rider                                        10/01/2008
Waiver of Specified Amount (WSA) Rider                           10/01/2008
Waiver of Monthly Deductions (WMD) Rider                         10/01/2008
Children's Life Insurance Rider                                  10/01/2008
Foreign Travel Exclusion Rider                                   10/01/2008
Estate Tax Repeal Benefit Rider                                  10/01/2008
Modified Surrender Value Rider                                   10/01/2008
Cash Surrender Value Endorsement                                 10/01/2008
Automatic Premium Payment Rider                                  10/01/2008
Additional Premium Rider                                         10/01/2008
Qualified Plan Rider                                             10/01/2008
Owner Designated Settlement Option Rider                         03/05/2010
DisabilityAccess Rider (DAR)                                     08/11/2009
LongevityAccess Rider                                            03/14/2011
LifeAccess Care Rider                                            04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 7 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider:  Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 7 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1% of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 7 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                 NAR    EFFECTIVE
BASE POLICY                               VALUATION MORTALITY TABLE(S)          TYPE*     DATE**
--------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy         2001 CSO M/F S/NS Ultimate ALB          A     10/01/2008
Hartford Leaders VUL Joint Legacy II      2001 CSO M/F S/NS Ultimate ANB          A     10/01/2008
Hartford Advanced Last Survivor UL        2001 CSO M/F S/NS Ultimate ALB          B     10/01/2008
Hartford Bicentennial UL Joint Freedom    2001 CSO M/F S/NS Ultimate ALB          B     10/01/2008
Hartford Bicentennial UL Joint Freedom    2001 CSO M/F S/NS Ultimate ANB          B     10/01/2008
II(a)
Hartford Bicentennial UL Joint Freedom    2001 CSO M/F S/NS Ultimate ANB          A     07/01/2010
II(b)

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                             10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
LS Exchange Option Rider                                           10/01/2008
Policy Protection Rider                                            10/01/2008
Estate Tax Repeal Rider                                            10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
Joint LifeAccess Rider                                             01/31/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 7 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance
Rider:  Same as Single Life riders.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and Swiss Re
Amendment 7 -- Effective 10/03/2011